UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                                 Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                              Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                              Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)  Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

(b)  Not applicable

A no-load mutual fund family

Annual Report June 30, 2021

AGGRESSIVE INVESTORS 1	BRAGX
ULTRA-SMALL COMPANY	BRUSX

(Open to Existing Investors — Direct Only)
ULTRA-SMALL COMPANY MARKET	BRSIX
SMALL-CAP GROWTH	BRSGX
SMALL-CAP VALUE	BRSVX
BLUE CHIP	BRLIX
MANAGED VOLATILITY	BRBPX

bridgewayfunds.com

June 30, 2021

Bridgeway Funds Standardized Returns as of June 30, 2021* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	7.04%	15.78%	47.48%	11.60%	10.20%	5.51%	12.35%	8/5/1994	1.22%	1.22%
Ultra-Small Company	14.10%	45.75%	110.56%	16.23%	10.98%	7.27%	14.14%	8/5/1994	2.06%	2.06%
Ultra-Small Co Market	6.23%	39.18%	103.83%	18.17%	13.38%	8.65%	11.61%	7/31/1997	1.01%[1]	0.94%[1]
Small-Cap Growth	4.65%	23.93%	71.70%	14.45%	12.44%	6.94%	8.22%	10/31/2003	1.22%[1]	0.94%[1]
Small-Cap Value	8.99%	53.71%	122.77%	17.39%	12.66%	7.99%	9.63%	10/31/2003	1.12%[1]	0.94%[1]
Blue Chip	7.32%	15.12%	39.75%	16.57%	14.58%	10.59%	8.57%	7/31/1997	0.27%[1]	0.15%[1]
Managed Volatility	4.01%	5.61%	15.33%	6.55%	5.50%	4.09%	4.53%	6/30/2001	1.28%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2006 through 2020* (Unaudited)

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Aggressive Investors 1	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%	19.47%	18.44%	-22.44%	21.85%	14.35%
Ultra-Small Company	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%	3.88%	-15.68%	9.51%	31.31%
Ultra-Small Co Market	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%	12.47%	-17.12%	15.34%	25.53%
Small-Cap Growth	5.31%	6.87%	-43.48%	15.05%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%	19.62%	-11.21%	15.10%	13.38%
Small-Cap Value	12.77%	6.93%	-45.57%	26.98%	16.56%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%	7.11%	-13.06%	14.98%	12.04%
Blue Chip	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%	18.43%	-1.48%	31.05%	13.51%
Managed Volatility	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%	8.18%	-3.97%	11.88%	10.55%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit bridgewayfunds.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2021.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgewayfunds.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands, and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	Annual Report | June 30, 2021

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2021 (Unaudited)

Dear Fellow Shareholders,

Performance across domestic equity markets was positive for the June quarter, helping stocks finish the fiscal year with strong gains. Stocks in all size and style categories recorded positive returns for the year, but small stocks and value stocks outperformed larger names and growth stocks. As a result, small-cap value stocks delivered the best results during the fiscal year. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and the fiscal year. We hope you find the letters helpful.

Even as the broad equity markets rallied during the past 12-months, a handful of investments attracted investor and media attention for their extreme moves. So-called “meme stocks” swung wildly from massive gains one day to steep drops the next, driven by nothing more than speculation. But we believe that periods like this, when the market seems to have gone temporarily crazy, only reinforce the importance of having a disciplined, evidence-based investment approach. Read our explanation in, “A Systematic Approach to Extreme Stock Moves,” on page 2.

Bridgeway also believes that diverse, inclusive teams and organizations make better decisions and achieve better outcomes–and we’ve worked intentionally to pursue a diversity, equity, and inclusion (DEI) strategy that’s helped us create one of the more diverse organizations in the financial services industry. To learn more about this commitment and our intentional approach, read “DEI: Mission Possible,” on page 3.

As in every annual report, we also set aside space to review some of the challenges we’ve faced in the past year. Bridgeway Funds just had one of its best fiscal years of investment performance ever. This year’s “worst thing” is closely tied to that outstanding performance. How? From our perspective, too few investors actually got those returns. You can read more about this phenomenon in “The Worst Thing of the Fiscal Year,” on page 5.

Finally, Bridgeway’s President and CEO, Tammira Phillipe, offers another view into Bridgeway’s approach to relational investing, which bridges the gap between investment results and returns for humanity. Learn the five core principles that we believe are essential to relational investing in, “Relational Investing in Action,” on page 6.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2021 (Unaudited)

Market Review

Domestic equity markets posted positive returns in the quarter ended June 30, 2021, with investors encouraged by signs of an economic recovery as the COVID-19 pandemic receded. The markets experienced brief sell-offs over concerns about rising inflation and news that US Federal Reserve might raise interest rates earlier than anticipated (late 2022 versus 2023). But stocks weathered this volatility to end the quarter with solid gains. The S&P 500 returned +8.6% for the quarter and the Dow Jones Industrial Average returned +5.1%. For the fiscal year, the S&P 500 and the DJIA returned +40.8% and +36.3%, respectively.

All US equity style categories, as defined by Russell Indices, recorded positive returns for the quarter. However, larger stocks outperformed smaller stocks across style categories. Growth stocks outperformed value stocks in the large and mid-sized categories, but value stocks outperformed growth stocks in the small-cap space. As a result, large-cap growth stocks had the best performance during the quarter, returning +11.9%, while small-cap growth stocks lagged on a relative basis, returning +3.9%.

All sectors of the S&P 500 had positive returns for the quarter except for the Utilities sector, which returned -0.4%. The Real Estate sector led the gains, returning +13.1%, followed by Information Technology (+11.6%) and Energy (+11.3%).

Below are the stock market style box returns for the quarter and the fiscal year.

	June 2021 Quarter				Fiscal Year ended June 30, 2021
	Value	All	Growth		Value	All	Growth
Large	+5.21%	+8.54%	+11.93%	Large	+43.68%	+43.07%	+42.50%
Mid	+5.66%	+7.50%	+11.07%	Mid	+53.06%	+49.80%	+43.77%
Small	+4.56%	+4.29%	+3.92%	Small	+73.28%	+62.03%	+51.36%

A Systematic Approach to Extreme Stock Moves

By Andrew Berkin, PhD, Head of Research, John Montgomery, CIO and Founder and Christine Wang, CFA, CPA, Portfolio Manager

Unless you have been living in your bed, bath, and not much further beyond, you may have noticed some unusual stock activity recently. Whether it’s single stocks that jump in multi-fold like a game that won’t stop or just sitting back watching the movie plot unfold, it seems like everyone wants to express an opinion one way or the other.

We’ve been getting many questions about how this activity has impacted our portfolios and wanted to summarize our viewpoint as a statistical, evidence-based manager.

Statistical, evidence-based investing may sound intimidating, but at the most basic level, it’s defining quantitative rules and then systematically applying those rules in your investing process. At Bridgeway, we believe that factors shape returns. Factors are nothing more than themes or characteristics of groups of securities, such as stocks. We have followed a systematic process for the past 28 years. That doesn’t mean crazy stuff can’t happen in the short term, but we believe that fundamental characteristics explain stock returns over the long term. Thus, the reason why we would enter a position is not going to be based on speculation, but due to a factor or theme that we believe in, such as value, company financial health, momentum, and size.

2	Annual Report | June 30, 2021 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2021 (Unaudited)

We also believe in diversification in many aspects. That means we diversify not only our factor exposures, models, and holdings but our team. One of the main reasons for diversification is risk management. A well-diversified portfolio limits the potential downside exposure to any specific name. This would also apply to the upside as well. If a stock has a large move up, we will consider trimming it for risk considerations to continue to meet the portfolio’s desired exposures.

While we get most asked about how stocks enter our portfolio, determining how names exit is just as important. Every position established at Bridgeway adheres to a set of disciplined sell rules. Does that mean that we just set it and forget it? Of course not. We are continually monitoring positions and movements. There’s the chance that earlier action will be taken due to risk considerations, tax consequences, or other portfolio changes, such as if the reason why we bought the stock no longer holds. These considerations are quantified and set ahead of time; decisions are not made on the fly when emotions and other behavioral biases may be at play.

This rules-based flexibility highlights a benefit of systematic investing versus pure indexing. If you are tied directly to an index, by and large, that flexibility no longer exists. To track an index, you must buy and sell precisely when the index dictates, even if that means buying at the high and selling at the low.

Does this mean we will get it exactly right every single time? It might be surprising to say – but probably not. Especially with speculative cases, it may be tough to nearly impossible to hit the top. But the discipline of our investment process allows us to have a set process in place, realizing gains along the way without putting the portfolio at extreme risk. We humbly know that there’s always more to learn and believe in the process of seeking continuous improvement. We stay curious, in line with our principles of relational investing.

I know we all love stories, and often that extends to story stocks. But a disciplined, systematic process will allow you to invest well, sleep well, and leave the entertainment in the theatres.

DEI: Mission Possible

By Tammira Philippe, CFA, President and CEO

White male founder. Quantitative asset management firm. Female CEO. 67% of all professionals, 60% of portfolio managers, and 60% of senior leadership identify as a woman or person of color, or both. 100% of staff believe the firm provides sufficient resources to foster the success of a diverse team.

Are these statistics probable? No. Possible? Absolutely! I know this kind of diversity is achievable because this is real data from Bridgeway Capital Management, the asset management firm that I lead as CEO. Of course, even a quant like me will say with certainty that there’s a whole lot more that numbers can’t tell you about diversity, equity, and inclusion (DEI) at Bridgeway or any organization.

As more companies recognize the benefits and tackle the challenges of making progress on DEI, we get asked a lot of questions on this topic. Our favorites by far are: How did you do it? How can I do it? How can others do it? Our answer is: Be Intentional*. We accept the challenge of this simple and complex solution because it’s part of discovering the power in the paradox, a principle in our approach to relational investing.

So, what do we mean when we say “Be Intentional”? Our outcomes did not happen overnight; they are the result of continuous work and learning over more than two decades. Since 1993, Bridgeway has been intentional on our journey towards DEI, starting with clear commitments in our mission and vision statement and carrying through to our actions every day. As one example, both the Head of US Equity and I are women who started in the industry at Bridgeway and were mentored and developed internally over more than a decade to become leaders of the firm.

Bridgeway is still a work in progress on DEI, and we will never stop learning. By sharing some of our story, I hope to spark more action on this vital topic that is crucial to prosperity** in the decades ahead for every individual and organization. It’s time to reclaim prosperity for all.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2021 (Unaudited)

As the leader of an investment manager who invests in public equity around the globe, I want to see progress on DEI at Bridgeway and all the public companies globally that we hold in our portfolios.

I firmly believe, based on the evidence, that diverse and inclusive teams and organizations make better decisions and achieve better outcomes. I want to see companies strive, as we do at Bridgeway, for both cognitive and identity diversity***. Cognitive diversity is about bringing together different ways of thinking, while identity diversity is about bringing together different demographics of people, and they are, of course, often related. Cognitive diversity without identity diversity falls short of achieving true diversity, equity, and inclusion. Cognitive and identity diversity must also permeate an organization at all levels – from interns through the C-suite to the board room, and especially on the research and portfolio management team in investment management.

Being intentional on DEI starts at the top: “Want progress on diversity? Link it to your CEO’s pay,” said Phil Wahba in an April 2021 Fortune article. According to the same Fortune article, only 97 of the companies in the Russell 3000 have at least one diversity goal for at least one top executive; that leaves gigantic room for improvement. The Fortune article also cites the 320 to 1 CEO-to-worker pay ratio as a cause for scrutiny and concern. In contrast, Bridgeway has a stewardship commitment that sets a cap on the highest compensation after considering pay ratios and other financial outcomes. This helps us focus on stewardship which we define as having the passion and discipline to care for an asset for the benefit of others. I wholeheartedly support moves to address the CEO pay gap that has grown dramatically over the last three decades. It is hard to have equity and inclusion with a 300x pay gap - a diverse workforce notices that and cares.

My experience and the research I’ve seen also tells me that links to pay will be only part of the equation to make the massive progress needed on DEI. While explicit diversity metrics tied to pay may be necessary to accelerate DEI efforts in many businesses today, we must also realize that pay is already tied to business goals that depend on DEI for success. This is the mindset that we have successfully fostered at Bridgeway and how we have recruited and retained a diverse team with a strong culture and sense of belonging over decades. I hope to see a future when more people cultivate DEI in more places and capture the innovation, profitability, and other benefits that a diverse, motivated, and collaborative workforce can bring.

Going way beyond pay, in the Lean In/McKinsey 2020 Women in the Workplace Study, 25% of women are contemplating downshifting their careers or leaving the workforce due to the challenges of the last year which have disproportionately impacted women, the Black community, and other under-represented groups in our organizations. This could unwind years of progress toward gender and other dimensions of diversity. Not one of the considerations for leaving is related to pay (or the CEO’s pay, for that matter). Flexibility is a key aspect of establishing equity in a DEI program in our experience at Bridgeway, and both men and women benefit from it. Solutions that we have implemented successfully include flexible schedules, part-time roles, and a results-focused work environment.

You have to get pay right, but it is not enough. A clear sense of purpose is essential for companies and individuals to create a vibrant culture and workplace with diversity, equity, and inclusion.

This is highlighted in the work of Daniel Pink in DRiVE where his research and experience shows that mastery, autonomy, and purpose are what really motivates us. In addition, a 2020 McKinsey survey revealed that only 18% of respondents get as much purpose from work as they want, and this is even more prevalent among women and people of color based on my experience.

At Bridgeway, our vision is “A world without genocide. Partnering to create an extraordinary future for our clients, community, and world.” Our purpose comes from the nobility of being entrusted to steward assets for the future well-being of our clients and from donating 50% of our earnings to generate returns for humanity. We ask every person who joins Bridgeway to commit to servant leadership, to put our clients’ interests ahead of our own, and to help make a positive impact in the world with our united commitment to Bridgeway Foundation and by supporting community organizations in other personal areas of interest.

When 67% of your firm identifies as a woman or person of color, you get asked a lot about how you did it. Be Intentional is our simple and complex answer. What keeps me up at night is how we are going to keep doing it and where we are falling short. We are still learning and growing on our own journey for DEI and will never stop. Staying curious and striving for

4	Annual Report | June 30, 2021 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2021 (Unaudited)

continuous improvement is in the fabric of our firm. Being intentional about pay and purpose is at the heart of what we have been able to accomplish so far, and we expect that to continue.

Join us on Mission Possible for diversity, equity, and inclusion and see the success that awaits.

*Be Intentional is one of five principles that we practice at Bridgeway as leaders in relational investing, an approach that unites results for investors and returns for humanity. We believe everyone can implement all five principles. For more, see Relational Investing in Action.

**Prosperity is more than financial success. Prosperity is the success we achieve when we follow principles and strive for our highest aspirations for ourselves and others. See An Open Letter on Relational Investing for more.

***The Diversity Bonus and other work by Scott Page is a great resource on cognitive and identity diversity.

The Worst Thing of the Fiscal Year

Bridgeway Funds just had one of its best fiscal years of investment performance ever. Three of our funds recorded triple-digit returns, while the others had double-digit returns.

While we’re happy about that performance, it is also a Bridgeway tradition to discuss the “worst thing of the year” as part of our commitment to transparency with our shareholders. After all, you are the owners and the “boss,” and you have a right to know about the negatives and the positives.

This year’s “worst thing” is closely tied to that outstanding performance. How? From our perspective, too few investors actually got those returns.

The resurgence of small-cap and value stocks that drove much of our Funds’ results during the past fiscal year came after a long period of relative underperformance compared to large growth stocks. And we know that many investors gave up on smaller and value stocks before they had a chance to participate in this rebound.

Also, many of our current fellow investors missed some of the positive impact of the past year.

More upsetting is the fact that we wrote about this phenomenon a decade ago in our 2011 annual report when the equity markets had strongly rebounded after the financial crisis of 2008. We said then, and we’ll repeat: It’s difficult to express how bad it feels to know that some of our previous investors missed the upturn. In our servant leadership approach at Bridgeway, we always ask, “how am I contributing to the problem that I don’t want?”

Clearly, we feel significant responsibility for not doing a better job of communicating, educating, and partnering with shareholders to invest and stay the course during times of underperformance or major market downturns. Predictably, we’ve seen strong new investment flows into our Funds after reporting these strong returns. We view it as a privilege to steward these assets. Our conviction in our team and our process is stronger than ever. We hope we can do a better job to ensure that our investors hold steady in the years to come. We often say that equity investors must think in decades, not days. And we’ve cautioned investors against the dangers of selling during downturns and jumping back into markets or funds during “hot” periods. But, we must do more to help investors to stay the course.

To our fellow investors who have stayed with us for years and the new ones who have placed their trust in us, we appreciate your commitment to long-term investing. As a firm, we are still falling short of our aspirations to help close the “behavior gap” between investment returns and investor returns. We have to do better explaining our strategies and convincing investors to think in decades, not days. We also must continue our ongoing investments in research to find ways to make the equity market rollercoaster ride an easier one whenever possible—without sacrificing long-term results.

In the article below, Relational Investing in Action, Bridgeway’s President and CEO, Tammira Philippe, explains Bridgeway’s leadership in relational investing, an approach that unites results for investors and returns for humanity. We have identified five principles for success for investors who commit to relational investing. Two of the five principles apply directly to how we can

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2021 (Unaudited)

address this issue in the coming decades.The principles of Discover the Power in the Paradox and Stay Curious translate to investing according to plan even when it feels the hardest during a downturn and rebalancing with discipline. At the same time, Staying Curious requires adapting the plan to life changes and circumstances as needed but not falling prey to the whims of the market.

Relational Investing in Action

By Tammira Philippe, CFA, President and CEO

In June 2020, in our Open Letter on Relational Investing, I shared how Bridgeway is a leader in this modern approach to investing. Our approach to relational investing is statistical and evidence-based motivated by a passion for servant leadership and global impact, which we accomplish by donating 50% of our firm’s earnings to organizations making a positive impact for humanity.

Relational investing is a different approach to investing that bridges the gap between results for investors and returns for humanity. To help everyone who wants to adopt a relational investing approach, we have identified five principles for success:

1. Be intentional

2. State where you stand

3. Invest in your outcome

4. Discover the power in the paradox

5. Stay curious

So, how do individuals, financial advisors, and institutional clients put relational investing into action? We believe investors can turn these five principles of relational investing into action by enhancing the four-step planning process that they typically already follow.

The best investors that we know follow this four-step plan for investing:

1.	Structure an asset allocation plan that matches your goals, investing time horizon, and tolerance for risk (getting help from a qualified financial advisor or investment consultant, as appropriate)

2. Write the plan down

3. Implement the plan

4. Rebalance to the plan approximately annually (or as lifestyle changes occur)

Practicing relational investing with this four-step plan is simple but not easy. Be intentional by structuring a plan that matches your intentions (e.g., goals, investment horizon, risk tolerance, liquidity needs). Get help when needed from a professional to clarify intentions and take the next step to state where you stand. Write the plan down. Third, invest in your outcome by implementing the plan, and discover power in the paradox yourself or by using investment managers that practice relational investing, an approach that bridges the gap between results for investors and returns for humanity. Finally, stay curious– rebalance to your plan and revisit your intentions at least annually and as lifestyle or other changes occur. This four-step plan aligned with the principles of relational investing works for individuals and institutional investors and is shown in the image below.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)
June 30, 2021 (Unaudited)

At Bridgeway, we have put these principles of relational investing into action with how we run our organization and an investment philosophy that drives our portfolios to produce results for investors and returns for humanity. Here is some of what we have learned about each principle:

Be intentional – The best investors put this into practice by developing financial goals and understanding their willingness and ability to take risk before making any investment decisions. At Bridgeway, we do this in our investment portfolios through a disciplined research process that drives every investment decision and a mission statement that guides every business decision.

State where you stand – Relational investors state where you stand by having a clear plan and writing it down. As leaders in relational investing, we have found that to state where you stand requires candor and kindness. Stating where we stand allows us to attract clients who we can truly help and colleagues who can thrive and serve at their highest potential in our organization. We state where we stand in our mission statement and by investing according to a statistical, evidence-based process rather than the opinions or whims of the day of an individual. We also state where we stand with a commitment to donate 50% of our company’s profits since inception to organizations making a positive impact for humanity.

Invest in your outcome – For institutions and individuals, investing in your outcome requires avoiding behavioral pitfalls and staying the course. In relational investing, investing in your outcome includes investment results and returns for humanity. Returns for humanity can take many forms and each relational investor decides what those will be. We have learned that the discipline of relational investing often frees time to invest in your outcome in other aspects of life too – like relationships with family, friends, and community organizations. At Bridgeway, we invest in your outcome by always putting client interests ahead of our own and focusing on stewardship, which we define as having the passion and the discipline to care for an asset for the benefit of others. For us, investing in your outcome is also about knowing why investment returns matter for clients and keeping a broader perspective on the world.

Discover power in the paradox – Relational investors see power in the paradox that spending less time acting on investments often leads to better outcomes not just in portfolios but also in the world. This is where relational investing differs the most from other types of investing. By focusing on results for investors and returns for humanity, outcomes are multiplied.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2021 (Unaudited)

Stay curious – Staying curious is about measuring progress against goals and being open to new ideas. At Bridgeway, we stay curious about the principles that drive our investment portfolios, about client needs, about how to learn and grow with our colleagues, and about how we can make more positive impact in the world.

We see the world differently at Bridgeway and believe that principles are the foundation of prosperity. Prosperity is more than financial success; it also includes a wealth of relationships. Relational investing is grounded in strong relationships – in the data and with clients, colleagues, and community. It is an approach that any investor can adopt by following key principles. As leaders in relational investing at Bridgeway, we bridge the gap between investment results and returns for humanity by taking an innovative approach to asset management. Join us.

8	Annual Report | June 30, 2021 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +7.04%, underperforming our primary market benchmark, the S&P 500 Index (+8.55%), and our peer benchmark, the Lipper Capital Appreciation Funds Index (+9.27%), but outperforming the Russell 2000 Index (+4.29%). It was a good quarter on an absolute basis but a poor quarter on a relative basis.

For the fiscal year, our Fund returned +47.48%, outperforming our primary market benchmark, the S&P 500 Index (+40.79%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+45.94%), but underperforming the Russell 2000 Index (+62.03%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	7.04%	47.48%	11.60%	10.20%	5.51%	12.35%
S&P 500 Index	8.55%	40.79%	17.65%	14.84%	10.73%	10.77%
Russell 2000 Index	4.29%	62.03%	16.47%	12.34%	9.51%	10.15%
Lipper Capital Appreciation Funds Index	9.27%	45.94%	18.59%	13.61%	10.50%	9.82%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value-weighted index that measures the performance of the 2,000 companies between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2021

Detailed Explanation of Quarterly Performance

The Fund’s value metrics and company financial health models lagged the benchmark, detracting from relative results. However, the Fund’s price momentum model outperformed the benchmark, partially offsetting these negative impacts. The Fund’s major design features detracted from relative performance during the quarter. An overweighting in the benchmark’s smaller stocks and a tilt toward deeper value stocks hurt relative results during a quarter in which larger, growth-oriented stocks performed well. The Fund investments in higher beta and higher volatility stocks also detracted from relative returns.

From a sector perspective, the Fund’s allocation effect was slightly positive. Underweightings in the Utilities and Industrials sectors contributed the most to relative results. The Fund’s stock selection effect was negative, primarily driven by holdings in the Financials, Consumer Discretionary, and Communication Services sectors.

Detailed Explanation of Fiscal Year Performance

The Fund’s value metrics and price momentum models strongly outperformed the benchmark during the fiscal year and boosted relative performance. However, the Fund’s company financial health models modestly detracted from relative returns during the 12-month period. All of the Fund’s major design features improved relative results, as smaller stocks, deeper value names, and higher volatility stocks were all in favor during much of the period.

From a sector perspective, the Fund’s allocation effect was positive, with an overweighting in the Financials sector and underweighting in the Utilities, Consumer Staples, and Industrials sectors contributing most to relative results. The Fund’s stock selection effect was also positive, primarily driven by holdings in the Information Technology, Consumer Discretionary, and Health Care sectors.

10	Annual Report | June 30, 2021 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Etsy, Inc.	Consumer Discretionary	2.8%
2	Ameriprise Financial, Inc.	Financials	2.0%
3	Imperial Oil, Ltd.	Energy	2.0%
4	Amazon.com, Inc.	Consumer Discretionary	1.9%
5	Apple, Inc.	Information Technology	1.9%
6	Bank of America Corp.	Financials	1.8%
7	Sea, Ltd., ADR	Communication Services	1.8%
8	Fortinet, Inc.	Information Technology	1.7%
9	NVIDIA Corp.	Information Technology	1.7%
10	Microsoft Corp.	Information Technology	1.6%

	Total		19.2%

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	15.6%	11.1%	4.5%
Consumer Discretionary	19.1%	12.3%	6.8%
Consumer Staples	6.1%	5.9%	0.2%
Energy	4.7%	2.9%	1.8%
Financials	11.6%	11.3%	0.3%
Health Care	7.2%	13.0%	-5.8%
Industrials	7.3%	8.5%	-1.2%
Information Technology	21.6%	27.4%	-5.8%
Materials	2.7%	2.6%	0.1%
Real Estate	3.2%	2.5%	0.7%
Utilities	0.0%	2.5%	-2.5%
Cash & Other Assets	0.9%	0.0%	0.9%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

12	Annual Report | June 30, 2021 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

COMMON STOCKS - 99.06%
Communication Services - 15.57%
Altice USA, Inc., Class A*	56,000	$1,911,840
Baidu, Inc., ADR*	6,700	1,366,130
Discovery, Inc., Class A*+	63,700	1,954,316
DISH Network Corp., Class A*	52,000	2,173,600
Fox Corp., Class A	60,700	2,253,791
Liberty Global PLC, Class C*	72,500	1,960,400
Lumen Technologies, Inc.+	138,100	1,876,779
Netflix, Inc.*	3,700	1,954,377
Roku, Inc.*	6,000	2,755,500
Sea, Ltd., ADR*	12,200	3,350,120
Sirius XM Holdings, Inc.+	244,300	1,597,722
Snap, Inc., Class A*	30,100	2,051,014
Zillow Group, Inc., Class C*+	17,000	2,077,740
Zynga, Inc., Class A*	220,000	2,338,600

		29,621,929

Consumer Discretionary - 19.14%
Amazon.com, Inc.*	1,040	3,577,766
Carvana Co.*	6,200	1,871,284
Chegg, Inc.*+	22,500	1,869,975
Dick’s Sporting Goods, Inc.	20,000	2,003,800
Etsy, Inc.*	25,700	5,290,088
Expedia Group, Inc.*	10,700	1,751,697
General Motors Co.*	30,700	1,816,519
L Brands, Inc.	27,000	1,945,620
Lennar Corp., Class A	18,500	1,837,975
Lithia Motors, Inc.	5,000	1,718,200
Lowe’s Cos., Inc.	11,700	2,269,449
McDonald’s Corp.	8,000	1,847,920
NIKE, Inc., Class B	13,000	2,008,370
PulteGroup, Inc.	37,300	2,035,461
Tesla, Inc.*	4,000	2,718,800
Whirlpool Corp.	8,500	1,853,170

		36,416,094

Consumer Staples - 6.07%
Albertsons Cos., Inc., Class A+	94,600	1,859,836
Boston Beer Co., Inc. (The), Class A*+	1,800	1,837,440
Hormel Foods Corp.	35,000	1,671,250
Kroger Co. (The)	68,000	2,605,080
Procter & Gamble Co. (The)	13,400	1,808,062

Industry Company	Shares	Value

Consumer Staples (continued)
Tyson Foods, Inc., Class A	24,000	$1,770,240

		11,551,908

Energy - 4.73%
Canadian Natural Resources, Ltd.	40,000	1,451,200
Cheniere Energy, Inc.*	22,000	1,908,280
Imperial Oil, Ltd.+	124,000	3,769,600
Suncor Energy, Inc.	78,000	1,869,660

		8,998,740

Financials - 11.56%
Ally Financial, Inc.	53,500	2,666,440
Ameriprise Financial, Inc.	15,500	3,857,640
Bank of America Corp.	84,600	3,488,058
Huntington Bancshares, Inc.	135,600	1,935,012
M&T Bank Corp.	11,000	1,598,410
MarketAxess Holdings, Inc.	3,000	1,390,770
MetLife, Inc.	34,000	2,034,900
Synchrony Financial	62,300	3,022,796
UBS Group AG	130,000	1,994,200

		21,988,226

Health Care - 7.22%
Biogen, Inc.*	5,900	2,042,993
Hologic, Inc.*	29,100	1,941,552
Horizon Therapeutics PLC*	20,000	1,872,800
IDEXX Laboratories, Inc.*	4,000	2,526,200
Novocure, Ltd.*	8,600	1,907,652
Repligen Corp.*	10,700	2,135,934
Seagen, Inc.*	8,200	1,294,616

		13,721,747

Industrials - 7.31%
Equifax, Inc.	6,331	1,516,338
Expeditors International of Washington, Inc.	15,400	1,949,640
Fastenal Co.	47,000	2,444,000
Graco, Inc.	25,800	1,953,060
Owens Corning	19,000	1,860,100
Rollins, Inc.	62,850	2,149,470
United Parcel Service, Inc., Class B	9,800	2,038,106

		13,910,714

Information Technology - 21.60%
Apple, Inc.	26,000	3,560,960

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Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company		Shares	Value
Common Stocks (continued)
Information Technology (continued)
Applied Materials, Inc.		18,500	$2,634,400
Coupa Software, Inc.*		7,300	1,913,403
Dropbox, Inc., Class A*+		68,400	2,073,204
Five9, Inc.*		10,800	1,980,612
Fortinet, Inc.*		13,500	3,215,565
Globant SA*		8,700	1,906,866
HP, Inc.		65,000	1,962,350
HubSpot, Inc.*		1,900	1,107,168
Lam Research Corp.		3,000	1,952,100
Mastercard, Inc., Class A		5,000	1,825,450
Microsoft Corp.		11,500	3,115,350
NVIDIA Corp.		4,000	3,200,400
Palo Alto Networks, Inc.*		4,700	1,743,935
QUALCOMM, Inc.		20,700	2,958,651
Square, Inc., Class A*		7,700	1,877,260
Zebra Technologies Corp., Class A*		3,700	1,959,113
Zendesk, Inc.*+		14,600	2,107,364

			41,094,151

Materials - 2.69%
CF Industries Holdings, Inc.		28,300	1,456,035
Sherwin-Williams Co. (The)		7,000	1,907,150
West Fraser Timber Co., Ltd.		24,400	1,748,992

			5,112,177

Real Estate - 3.17%
American Homes 4 Rent, Class A+		60,000	2,331,000
Crown Castle International Corp.		8,300	1,619,330
Realty, Income Corp.		31,200	2,082,288

			6,032,618

TOTAL COMMON STOCKS - 99.06%			188,448,304

(Cost $151,899,045)

Rate^		Shares	Value

MONEY MARKET FUND - 0.43%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	814,513	814,513

TOTAL MONEY MARKET FUND - 0.43%			814,513

(Cost $814,513)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.61%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	3,069,832	$3,069,832

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.61%			3,069,832

(Cost $3,069,832)

TOTAL INVESTMENTS - 101.10%			$192,332,649
(Cost $155,783,390)
Liabilities in Excess of Other Assets - (1.10%)			(2,084,591)

NET ASSETS - 100.00%			$190,248,058

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2021.
^	Rate disclosed as of June 30, 2021.
+

This security or a portion of the security is out on loan as of June 30, 2021. Total loaned securities had a value of $20,082,950 as of June 30, 2021. See Note 2 for disclosure of cash and non-cash collateral.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$188,448,304	$–	$–	$188,448,304
Money Market Fund	–	814,513	–	814,513
Investments Purchased With Cash Proceeds From Securities Lending	–	3,069,832	–	3,069,832

TOTAL	$188,448,304	$3,884,345	$–	$192,332,649

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

14	Annual Report | June 30, 2021

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +14.10%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+3.92%). The Fund also outperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+5.75%), as well as the Russell 2000 Index (+4.29%) and the Russell Microcap Index (+4.14%). It was a good quarter.

For the fiscal year, our Fund returned +110.56%, outperforming the CRSP Cap-Based Portfolio 10 Index (+91.29%), the Lipper Micro-Cap Stock Funds Index (+79.73%), the Russell 2000 Index (+62.03%), and the Russell Microcap Index (+75.77%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	14.10%	110.56%	16.23%	10.98%	7.27%	14.14%
CRSP Cap-Based Portfolio 10 Index	3.92%	91.29%	21.46%	14.18%	10.65%	13.21%
Russell 2000 Index	4.29%	62.03%	16.47%	12.34%	9.51%	10.15%
Russell Microcap Index	4.14%	75.77%	18.13%	13.06%	8.73%	N/A
Lipper Micro-Cap Stock Funds Index	5.75%	79.73%	18.41%	12.82%	9.31%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 500 of the smallest publicly traded US stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value-weighted index that measures the performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value-weighted index that measures the performance of the 2,000 companies between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2021

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.

**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories strongly outperformed the benchmark and boosted relative returns. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also improved relative performance.

During the quarter, the Fund held approximately 38% of its assets, on average, in stocks outside of CRSP 10, including stocks that had appreciated into larger CRSP deciles. The Fund’s non-CRSP 10 holdings generally outperformed the benchmark, further contributing to relative returns.

From a sector perspective, the Fund’s allocation effect was positive, due largely to an underweighting in the Health Care sector and overweighting in the Consumer Discretionary and Information Technology sectors. The Fund’s stock selection effect was also significantly positive, with holdings in the Health Care, Energy, and Financials sectors contributing the most to relative results.

16	Annual Report | June 30, 2021 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

		Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	95.5 Years

1 (ultra-large)	9.16%	41.52%	19.21%	15.62%	9.76%
2	7.32%	45.82%	17.12%	14.50%	10.82%
3	6.08%	53.33%	17.38%	13.56%	11.27%
4	4.31%	52.19%	15.78%	12.64%	11.07%
5	5.03%	58.78%	15.81%	11.78%	11.54%
6	5.37%	70.52%	18.67%	13.60%	11.63%
7	4.19%	74.45%	21.57%	15.21%	11.98%
8	3.40%	67.59%	15.72%	11.92%	11.59%
9	4.77%	87.25%	22.74%	14.83%	11.88%
10 (ultra-small)	3.92%	91.29%	21.46%	14.18%	13.57%

[1]

Performance figures are as of the period ended June 30, 2021. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Fund’s value metrics and company financial health models beat the benchmark and contributed to relative performance. However, the Fund’s price momentum model underperformed the benchmark, detracting slightly from relative returns. The Fund’s tilt toward deeper value stocks across multiple valuation metrics boosted relative returns.

The Fund held approximately 31% of its assets, on average, in stocks outside of CRSP 10, including stocks that had appreciated into larger CRSP deciles. The Fund’s non-CRSP 10 holdings generally underperformed the CRSP benchmark, detracting from relative results.

From a sector perspective, the Fund’s allocation effect was positive. Overweightings in the Consumer Discretionary and Industrials sectors and underweighting in the Energy and Health Care sectors contributed the most to relative results. The Fund’s stock selection effect was also significantly positive, largely driven by strong performance from holdings in the Energy and Health Care sectors.

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Hovnanian Enterprises, Inc., Class A	Consumer Discretionary	3.4%
2	Big 5 Sporting Goods Corp.	Consumer Discretionary	3.3%
3	SilverBow Resources, Inc.	Energy	3.1%
4	Cumulus Media, Inc., Class A	Communication Services	2.8%
5	Castlight Health, Inc., Class B	Health Care	2.6%
6	inTEST Corp.	Information Technology	2.6%
7	Neuronetics, Inc.	Health Care	2.4%
8	Aviat Networks, Inc.	Information Technology	2.3%
9	Ocwen Financial Corp.	Financials	2.0%
10	Manning & Napier, Inc.	Financials	1.9%
	Total		26.4%

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Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	5.6%	3.5%	2.1%
Consumer Discretionary	13.3%	10.3%	3.0%
Consumer Staples	1.1%	1.6%	-0.5%
Energy	7.7%	9.0%	-1.3%
Financials	18.5%	20.3%	-1.8%
Health Care	23.1%	21.2%	1.9%
Industrials	13.2%	9.6%	3.6%
Information Technology	12.4%	7.6%	4.8%
Materials	4.0%	3.7%	0.3%
Real Estate	0.4%	1.4%	-1.0%
Utilities	0.0%	0.6%	-0.6%
Cash & Other Assets	0.7%	11.2%	-10.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above-market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

18	Annual Report | June 30, 2021 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
COMMON STOCKS - 99.35%
Communication Services - 5.56%
Alaska Communications Systems Group, Inc.*	223,400	$743,922
Cinedigm Corp., Class A*+	97,000	125,130
Cumulus Media, Inc., Class A*+	210,700	3,086,755
DHI Group, Inc.*	20,300	68,614
Entravision Communications Corp., Class A	49,200	328,656
Gogo, Inc.*+	4,400	50,072
Lee Enterprises, Inc.*	9,700	274,510
Salem Media Group, Inc.*+	128,000	326,400
Townsquare Media, Inc., Class A*	19,900	253,725
Travelzoo*	18,400	271,584
Urban One, Inc.*+	64,900	562,683

		6,092,051

Consumer Discretionary - 13.30%
AMCON Distributing Co.	2,100	321,531
Bassett Furniture Industries, Inc.	22,300	543,005
Big 5 Sporting Goods Corp.+	141,900	3,643,992
Build-A-Bear Workshop, Inc.*	35,700	617,967
Charles & Colvard, Ltd.*	317,700	946,746
Container Store Group, Inc. (The)*	43,200	563,328
Crown Crafts, Inc.	41,600	314,912
Dixie Group, Inc. (The)*	16,200	47,466
Educational Development Corp.	55,700	694,579
Flexsteel Industries, Inc.+	14,100	569,499
Hovnanian Enterprises, Inc., Class A*	35,400	3,762,666
Lazydays Holdings, Inc.*+	65,900	1,449,800
Lincoln Educational Services Corp.*+	49,564	385,608
Live Ventures, Inc.*+	7,302	449,803
Vince Holding Corp.*+	26,200	264,620

		14,575,522

Consumer Staples - 1.06%
Ifresh, Inc.*	38,900	54,849
Lifeway Foods, Inc.*+	41,700	216,006
Mannatech, Inc.	13,809	381,128
Natural Alternatives International, Inc.*	21,000	355,740

Industry Company	Shares	Value

Consumer Staples (continued)
Ocean Bio-Chem, Inc.	12,798	$156,136

		1,163,859

Energy - 7.70%
Centrus Energy Corp., Class A*+	34,000	862,920
Dawson Geophysical Co.*	40,000	104,400
ENGlobal Corp.*+	78,700	238,461
Forum Energy Technologies, Inc.*	45,900	1,077,732
Geospace Technologies Corp.*	15,600	126,204
Goodrich Petroleum Corp.*	5,000	74,650
Hallador Energy Co.*	136,800	368,676
Mammoth Energy Services, Inc.*+	75,000	344,250
Natural Gas Services Group, Inc.*	6,000	61,680
SilverBow Resources, Inc.*+	145,951	3,388,982
Smart Sand, Inc.*+	536,637	1,787,001

		8,434,956

Financials - 18.52%
A-Mark Precious Metals, Inc.+	28,000	1,302,000
Atlantic American Corp.+	57,700	249,264
Atlanticus Holdings Corp.*	9,500	377,150
Bank7 Corp.	3,500	60,375
Blue Ridge Bankshares, Inc.+	43,771	766,868
Carver Bancorp, Inc.*+	146,500	1,500,160
CF Bankshares, Inc.	4,800	91,440
Chemung Financial Corp.	1,200	53,172
Citizens Community Bancorp, Inc.	10,000	136,800
Cohen & Co., Inc.*	26,800	505,180
Community West Bancshares	5,000	65,400
Consumer Portfolio Services, Inc.*	408,100	1,836,450
Elevate Credit, Inc.*+	416,200	1,485,834
EZCORP, Inc., Class A*	279,100	1,682,973
First United Corp.	3,600	62,748
FlexShopper, Inc.*	44,300	131,571
Investcorp Credit Management BDC, Inc.	70,600	389,712
Kingstone Cos., Inc.	16,200	126,360
Logan Ridge Finance Corp.*+	45,883	1,140,651
Manning & Napier, Inc.*	269,500	2,120,965

bridgewayfunds.com	19

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Marlin Business Services Corp.	47,943	$1,091,183
Monroe Capital Corp.+	55,100	591,223
Northeast Bank+	19,700	588,439
Northrim BanCorp, Inc.	3,400	145,350
Ocwen Financial Corp.*	72,200	2,236,756
Pzena Investment Management, Inc., Class A	40,300	443,703
Randolph Bancorp, Inc.*	8,900	184,319
Security National Financial Corp., Class A*	106,377	930,799

		20,296,845

Health Care - 23.11%
Acorda Therapeutics, Inc.*+	71,800	342,486
Alimera Sciences, Inc.*+	18,300	166,530
American Shared Hospital Services*+	170,100	498,393
Ampio Pharmaceuticals, Inc.*+	415,000	693,050
Apollo Endosurgery, Inc.*	16,700	135,270
Apyx Medical Corp.*	5,200	53,612
CareCloud, Inc.*+	171,300	1,442,346
Castlight Health, Inc., Class B*	1,087,852	2,861,051
cbdMD, Inc.*+	581,300	1,685,770
Cumberland Pharmaceuticals, Inc.*	16,400	46,658
CynergisTek, Inc.*	35,000	71,050
Electromed, Inc.*+	79,338	895,726
Enzo Biochem, Inc.*	47,900	151,843
Exagen, Inc.*	7,100	106,429
Harrow Health, Inc.*	42,300	392,967
Harvard Bioscience, Inc.*	240,100	2,000,033
Infinity Pharmaceuticals, Inc.*+	70,300	210,197
InfuSystem Holdings, Inc.*	35,098	729,687
Inotiv, Inc.*	67,510	1,801,167
IntriCon Corp.*	33,800	759,824
Invacare Corp.*+	158,000	1,275,060
IRIDEX Corp.*	187,400	1,323,044
Kewaunee Scientific Corp.*	16,100	231,679
Lineage Cell Therapeutics, Inc.*+	278,600	794,010
Milestone Scientific, Inc.*+	290,900	712,705
Misonix, Inc.*	9,700	215,146
Myomo, Inc.*+	66,210	715,068
Neuronetics, Inc.*	165,900	2,657,718
Pro-Dex, Inc.*	1,700	51,952

Industry Company	Shares	Value

Health Care (continued)
Sesen Bio, Inc.*+	296,500	$1,369,830
Sonoma Pharmaceuticals, Inc.*	6,600	48,444
Star Equity Holdings, Inc.*+	74,600	231,260
SunLink Health Systems, Inc.*+	192,800	659,376

		25,329,381

Industrials - 13.24%
Acme United Corp.	36,300	1,617,528
ARC Document Solutions, Inc.	477,400	1,026,410
Avalon Holdings Corp., Class A*+	14,700	68,943
BGSF, Inc.	3,400	41,956
Broadwind, Inc.*+	205,600	931,368
DIRTT Environmental Solutions*+	27,400	117,135
DLH Holdings Corp.*	16,100	188,048
Fuel Tech, Inc.*+	80,000	188,000
Hill International, Inc.*	29,900	74,451
HireQuest, Inc.+	6,200	114,762
Hudson Global, Inc.*	2,019	35,393
Hudson Technologies, Inc.*	276,600	940,440
Huttig Building Products, Inc.*+	45,400	262,412
LS Starrett Co. (The), Class A*	32,300	301,682
LSI Industries, Inc.	132,100	1,058,121
Mastech Digital, Inc.*	21,900	327,405
Mayville Engineering Co., Inc.*	10,100	203,111
Orion Energy Systems, Inc.*+	77,000	441,210
Orion Group Holdings, Inc.*	171,100	983,825
Performant Financial Corp.*	434,100	1,627,875
RCM Technologies, Inc.*	117,000	482,040
RR Donnelley & Sons Co.*	209,800	1,317,544
SIFCO Industries, Inc.*	9,000	90,630
Transcat, Inc.*	1,046	59,109
USA Truck, Inc.*	101,300	1,627,891
Virco Mfg. Corp.*	17,600	60,016
Volt Information Sciences, Inc.*	70,100	320,357

		14,507,662

Information Technology - 12.43%
AstroNova, Inc.*	28,300	393,936
Aviat Networks, Inc.*	76,226	2,497,926

20	Annual Report | June 30, 2021

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Bel Fuse, Inc., Class B	3,800	$54,720
Communications Systems, Inc.+	77,400	555,732
Computer Task Group, Inc.*	83,100	803,577
CPS Technologies Corp.*+	76,900	739,009
Daktronics, Inc.*	157,900	1,040,561
Evolving Systems, Inc.*+	150,500	367,220
Franklin Wireless Corp.*	9,700	88,949
Information Services Group, Inc.	20,500	119,925
inTEST Corp.*	168,500	2,825,745
Intevac, Inc.*+	9,400	63,356
Net Element, Inc.*	27,100	350,132
One Stop Systems, Inc.*+	28,400	164,436
RealNetworks, Inc.*	37,500	87,375
RF Industries, Ltd.*	29,696	221,532
Richardson Electronics, Ltd.	30,300	251,793
Schmitt Industries, Inc.*+	70,802	389,411
SilverSun Technologies, Inc.	900	10,953
Steel Connect, Inc.*	140,200	280,400
Taitron Components, Inc., Class A	68,500	341,130
TESSCO Technologies, Inc.*	73,438	451,644
TransAct Technologies, Inc.*	32,800	450,344
Universal Security Instruments, Inc.*+	110,500	928,200
WidePoint Corp.*	19,810	143,820

		13,621,826

Materials - 4.00%
Ampco-Pittsburgh Corp.*	54,800	332,636
Core Molding Technologies, Inc.*	27,900	430,497
Flexible Solutions International, Inc.*	39,600	154,836
Friedman Industries, Inc.	71,800	962,120
Gulf Resources, Inc.*+	81,460	514,013
Olympic Steel, Inc.+	43,800	1,287,282
TimkenSteel Corp.*	49,200	696,180

		4,377,564

Real Estate - 0.43%
CTO Realty Growth, Inc.	3,700	198,024

Industry Company		Shares	Value

Real Estate (continued)
Postal Realty Trust, Inc., Class A		14,900	$271,776

			469,800

TOTAL COMMON STOCKS - 99.35%			108,869,466

(Cost $64,424,434)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.71%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	780,194	780,194

TOTAL MONEY MARKET FUND - 0.71%			780,194

(Cost $780,194)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.75%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	17,263,266	17,263,266

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.75%			17,263,266

(Cost $17,263,266)

TOTAL INVESTMENTS - 115.81%			$126,912,926
(Cost $82,467,894)

Liabilities in Excess of Other Assets - (15.81%)			(17,321,220)

NET ASSETS - 100.00%			$109,591,706

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2021.
^	Rate disclosed as of June 30, 2021.
+

This security or a portion of the security is out on loan as of June 30, 2021. Total loaned securities had a value of $22,964,759 as of June 30, 2021. See Note 2 for disclosure of cash and non-cash collateral.

bridgewayfunds.com	21

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2021:
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$108,869,466	$–	$–	$108,869,466

Money Market Fund	–	780,194	–	780,194
Investments Purchased With Cash Proceeds From Securities Lending	–	17,263,266	–	17,263,266

TOTAL	$108,869,466	$18,043,460	$–	$126,912,926

(a)  - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
				Common Stocks
Balance as of 06/30/2020				$11,264
Purchases/Issuances				–
Sales/Expirations				(10,462)
Return of Capital				–
Realized Gain/(Loss)				(115,097)
Change in unrealized Appreciation/(Depreciation)				114,295
Transfers in				–
Transfers out				–
Balance as of 06/30/2021				$–

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2021				$–

See Notes to Financial Statements.

22	Annual Report | June 30, 2021

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +6.23%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+3.92%). The Fund also outperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+5.75%), as well as the Russell 2000 Index (+4.29%) and the Russell Microcap Index (+4.14%). It was a good quarter.

For the fiscal year, our Fund returned +103.83%, beating the CRSP Cap-Based Portfolio 10 Index (+91.29%), the Lipper Micro-Cap Stock Funds Index (+79.73%), the Russell 2000 Index (+62.03%), and the Russell Microcap Index (+75.77%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	6.23%	103.83%	18.17%	13.38%	8.65%	11.61%
CRSP Cap-Based Portfolio 10 Index	3.92%	91.29%	21.46%	14.18%	10.65%	12.35%
Russell 2000 Index	4.29%	62.03%	16.47%	12.34%	9.51%	8.87%
Russell Microcap Index	4.14%	75.77%	18.13%	13.06%	8.73%	N/A
Lipper Micro-Cap Stock Funds Index	5.75%	79.73%	18.41%	12.82%	9.31%	9.40%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 500 of the smallest publicly traded US stocks with dividends reinvested, as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value-weighted index that measures the performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value-weighted index that measures the performance of the 2,000 companies between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	23

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2021

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s sidestepping strategies, which avoid exposure to stocks with a high probability of a steep price decline, major financial distress, or bankruptcy, helped performance relative to the benchmark. However, the Fund held about 23% of its assets, on average, in stocks outside of CRSP 10 during the quarter. These non-CRSP 10 holdings slightly detracted from relative performance.

From a sector perspective, the Fund’s stock selection effect was positive, with holdings in the Health Care and Consumer Discretionary sectors contributing the most to relative performance.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

		Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	95.5 Years
1 (ultra-large)	9.16%	41.52%	19.21%	15.62%	9.76%
2	7.32%	45.82%	17.12%	14.50%	10.82%
3	6.08%	53.33%	17.38%	13.56%	11.27%
4	4.31%	52.19%	15.78%	12.64%	11.07%
5	5.03%	58.78%	15.81%	11.78%	11.54%
6	5.37%	70.52%	18.67%	13.60%	11.63%
7	4.19%	74.45%	21.57%	15.21%	11.98%
8	3.40%	67.59%	15.72%	11.92%	11.59%
9	4.77%	87.25%	22.74%	14.83%	11.88%
10 (ultra-small)	3.92%	91.29%	21.46%	14.18%	13.57%

[1]

Performance figures are as of the period ended June 30, 2021. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

24	Annual Report | June 30, 2021 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

During the year, the Fund held about 15% of its assets, on average, in stocks outside of the CRSP 10 decile. The Fund’s non-CRSP 10 holdings generally outperformed the benchmark and boosted relative returns. However, the Fund’s sidestepping strategies, which avoid exposure to stocks with a high probability of a steep price decline, major financial distress, or bankruptcy, slightly detracted from relative performance.

From a sector perspective, the Fund’s stock selection effect was positive. Holdings in the Consumer Discretionary, Information Technology, and Health Care sectors contributed the most to relative results.

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Aclaris Therapeutics, Inc.	Health Care	0.6%
2	Alpha Metallurgical Resources, Inc.	Materials	0.6%
3	Chico’s FAS, Inc.	Consumer Discretionary	0.6%
4	Senseonics Holdings, Inc.	Health Care	0.6%
5	RR Donnelley & Sons Co.	Industrials	0.5%
6	TimkenSteel Corp.	Materials	0.5%
7	Annovis Bio, Inc.	Health Care	0.5%
8	Sesen Bio, Inc.	Health Care	0.5%
9	Babcock & Wilcox Enterprises, Inc.	Industrials	0.5%
10	SilverBow Resources, Inc.	Energy	0.5%
	Total		5.4%

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.5%	3.5%	1.0%
Consumer Discretionary	12.8%	10.3%	2.5%
Consumer Staples	1.8%	1.6%	0.2%
Energy	10.2%	9.0%	1.2%
Financials	20.6%	20.3%	0.3%
Health Care	22.9%	21.2%	1.7%
Industrials	11.5%	9.6%	1.9%
Information Technology	8.9%	7.6%	1.3%
Materials	4.6%	3.7%	0.9%
Real Estate	0.9%	1.4%	-0.5%
Utilities	0.3%	0.6%	-0.3%
Cash & Other Assets	1.0%	11.2%	-10.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

bridgewayfunds.com	25

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above-market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

26	Annual Report | June 30, 2021 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
COMMON STOCKS - 98.95%
Communication Services - 4.52%
Alaska Communications Systems Group, Inc.*	164,700	$ 548,451
Ballantyne Strong, Inc.*	175,000	838,250
Beasley Broadcast Group, Inc., Class A*	24,625	71,166
Cinedigm Corp., Class A*+	685,000	883,650
comScore, Inc.*	314,100	1,570,500
Cumulus Media, Inc., Class A*+	87,100	1,276,015
DallasNews Corp.	30,918	230,030
DHI Group, Inc.*	178,000	601,640
Emerald Holding, Inc.*+	190,000	1,024,100
Entravision Communications Corp., Class A	244,900	1,635,932
Fluent, Inc.*	72,000	210,960
Gaia, Inc.*+	48,400	531,916
Hemisphere Media Group, Inc.*	20,000	236,000
IDT Corp., Class B*	35,000	1,293,600
Lee Enterprises, Inc.*	24,100	682,030
Marchex, Inc., Class B*	236,900	724,914
Marcus Corp. (The)*	25,000	530,250
NII Holdings, Inc., Escrow*Δ#	287,700	615,678
Saga Communications, Inc., Class A+	22,216	480,976
Salem Media Group, Inc.*	104,000	265,200
Spok Holdings, Inc.	60,000	577,200
Townsquare Media, Inc., Class A*	67,400	859,350
Travelzoo*+	71,543	1,055,975
Zedge, Inc., Class B*	39,919	734,909

		17,478,692

Consumer Discretionary - 12.82%
AMCON Distributing Co.	3,900	597,129
American Outdoor Brands, Inc.*	41,100	1,444,254
Ark Restaurants Corp.*	17,900	353,525
Aspen Group, Inc.*+	165,000	1,075,800
Barnes & Noble Education, Inc.*	139,452	1,005,449
Bassett Furniture Industries, Inc.	56,244	1,369,541
BBQ Holdings, Inc.*	44,838	851,025
Big 5 Sporting Goods Corp.+	33,751	866,726
Blue Apron Holdings, Inc., Class A*+	84,100	359,948

Industry Company	Shares	Value

Consumer Discretionary (continued)
Bluegreen Vacations Holding Corp.*	52,010	$ 936,180
Bowl America, Inc., Class A*+	13,000	114,530
Build-A-Bear Workshop, Inc.*	87,900	1,521,549
BurgerFi International, Inc.*+	35,000	350,000
Canterbury Park Holding Corp.*	11,689	175,101
Carrols Restaurant Group, Inc.*	63,100	379,231
Casper Sleep, Inc.*	25,000	206,000
Cato Corp. (The), Class A	100,761	1,699,838
Chico’s FAS, Inc.*	335,200	2,205,616
Container Store Group, Inc. (The)*	45,000	586,800
Culp, Inc.	64,000	1,043,200
Delta Apparel, Inc.*	30,188	891,150
Dixie Group, Inc. (The)*	115,300	337,829
Dover Motorsports, Inc.	168,396	378,891
Drive Shack, Inc.*+	435,000	1,439,850
Educational Development Corp.	44,200	551,174
Emerson Radio Corp.*+	102,100	120,478
Envela Corp.*+	112,400	539,520
Ever-Glory International Group, Inc.*+	55,000	159,500
Express, Inc.*+	260,000	1,687,400
Flanigan’s Enterprises, Inc.*	1,000	40,310
Flexsteel Industries, Inc.	28,400	1,147,076
Greenlane Holdings, Inc., Class A*+	40,000	178,800
Hamilton Beach Brands Holding Co., Class A	57,400	1,278,298
Horizon Global Corp.*	108,712	921,878
Hovnanian Enterprises, Inc., Class A*	12,500	1,328,625
Iconix Brand Group, Inc.*+	83,200	260,416
J Alexander’s Holdings, Inc.*	79,600	926,544
J. Jill, Inc.*	49,000	965,790
JAKKS Pacific, Inc.*+	31,870	350,570
Kirkland’s, Inc.*+	33,300	761,904
Kura Sushi USA, Inc., Class A*+	35,000	1,330,350
Lakeland Industries, Inc.*+	17,357	387,582
Lifetime Brands, Inc.	20,000	299,400
Lincoln Educational Services Corp.*	160,505	1,248,729
Luby’s, Inc.*+	71,600	274,944
Nathan’s Famous, Inc.	4,600	328,072

bridgewayfunds.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
New Home Co., Inc. (The)*	138,400	$ 812,408
Party City Holdco, Inc.*+	30,532	284,863
PlayAGS, Inc.*	164,000	1,623,600
Potbelly Corp.*+	119,000	940,100
Red Robin Gourmet Burgers, Inc.*+	15,000	496,650
Rocky Brands, Inc.	13,100	728,360
StoneMor, Inc.*	528,759	1,385,349
Strattec Security Corp.*	24,200	1,075,932
Superior Industries International, Inc.*	136,800	1,179,216
Sypris Solutions, Inc.*+	109,404	406,983
Tandy Leather Factory, Inc.*	51,558	257,790
Tilly’s, Inc., Class A	69,100	1,104,218
TravelCenters of America, Inc.*	10,000	292,400
Unique Fabricating, Inc.*+	45,000	166,500
Universal Technical Institute, Inc.*	135,200	877,448
Vera Bradley, Inc.*	20,700	256,473
Vince Holding Corp.*+	71,263	719,756
VOXX International Corp.*	11,100	155,511
Weyco Group, Inc.+	38,000	850,060
Xcel Brands, Inc.*	126,000	376,740
Zovio, Inc.*	112,200	290,598

		49,557,477

Consumer Staples - 1.78%
Alico, Inc.	31,100	1,107,160
Bridgford Foods Corp.*+	6,900	90,735
Farmer Bros Co.*	44,100	559,629
Laird Superfood, Inc.*+	20,000	597,400
Lifeway Foods, Inc.*	72,401	375,037
Mannatech, Inc.	13,600	375,360
Natural Alternatives International, Inc.*	51,010	864,110
Oil-Dri Corp. of America	27,600	943,368
Planet Green Holdings Corp.*	125,000	211,250
Rocky Mountain Chocolate Factory, Inc.*	21,500	164,045
United-Guardian, Inc.	26,000	389,740
Village Super Market, Inc., Class A	50,500	1,187,255

		6,865,089
Energy - 10.14%
Adams Resources & Energy, Inc.	25,500	706,095
Aemetis, Inc.*+	80,000	893,600

Industry Company	Shares	Value

Energy (continued)
Altus Midstream Co., Class A+	12,500	$ 843,875
Amplify Energy Corp.*	337,400	1,366,470
Barnwell Industries, Inc.*+	60,000	198,540
Battalion Oil Corp.*	56,500	757,100
Bristow Group, Inc.*	12,833	328,653
Centrus Energy Corp., Class A*+	49,000	1,243,620
CONSOL Energy, Inc.*	56,500	1,043,555
Dawson Geophysical Co.*	139,345	363,691
Earthstone Energy, Inc., Class A*	111,214	1,231,139
Enservco Corp.*+	65,000	106,600
Evolution Petroleum Corp.	178,300	884,368
Exterran Corp.*	210,400	1,001,504
Forum Energy Technologies, Inc.*	26,900	631,612
FTS International, Inc., Class A*	46,000	1,301,340
Geospace Technologies Corp.*	125,463	1,014,996
Goodrich Petroleum Corp.*	59,200	883,856
Gran Tierra Energy, Inc.*	1,300,000	961,870
Gulf Island Fabrication, Inc.*	16,248	73,441
Houston American Energy Corp.*	68,000	168,640
Independence Contract Drilling, Inc.*	36,500	156,585
ION Geophysical Corp.*+	125,000	261,250
KLX Energy Services Holdings, Inc.*+	78,516	749,828
Laredo Petroleum, Inc.*	10,500	974,295
Mammoth Energy Services, Inc.*	270,000	1,239,300
Mexco Energy Corp.*	8,000	78,160
MIND Technology, Inc.*	119,515	231,859
NACCO Industries, Inc., Class A	20,570	535,643
Natural Gas Services Group, Inc.*	64,076	658,701
NCS Multistage Holdings, Inc.*	11,750	356,848
New Concept Energy, Inc.*+	33,400	203,740
Newpark Resources, Inc.*	428,700	1,483,302
Nine Energy Service, Inc.*+	317,700	934,038
Nuverra Environmental Solutions, Inc.*	64,289	138,864
Oil States International, Inc.*	210,000	1,648,500
Overseas Shipholding Group, Inc., Class A*+	301,548	630,235

28	Annual Report | June 30, 2021

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
PEDEVCO Corp.*	420,946	$669,304
Penn Virginia Corp.*+	75,000	1,770,750
PHX Minerals, Inc.	172,900	643,188
Ranger Energy Services, Inc.*	24,700	197,600
Riley Exploration Permian, Inc.+	2,083	60,365
Ring Energy, Inc.*+	429,000	1,278,420
SandRidge Energy, Inc.*	236,000	1,482,080
SEACOR Marine Holdings, Inc.*	101,876	449,273
SilverBow Resources, Inc.*	81,900	1,901,718
Smart Sand, Inc.*+	190,900	635,697
Southwestern Energy Co.*	124,996	708,727
Superior Drilling Products, Inc.*	216,100	198,812
TETRA Technologies, Inc.*	385,000	1,670,900
VAALCO Energy, Inc.*	385,200	1,251,900

		39,204,447

Financials - 20.59%
1st Constitution Bancorp+	40,905	846,324
A-Mark Precious Metals, Inc.	22,282	1,036,113
American River Bankshares	34,000	615,400
AmeriServ Financial, Inc.	84,171	330,792
Ashford, Inc.*+	5,000	113,600
Associated Capital Group, Inc., Class A	10,000	388,600
Atlantic American Corp.+	116,256	502,226
Atlanticus Holdings Corp.*	1,000	39,700
Auburn National BanCorp, Inc.+	11,074	392,684
Bank of Commerce Holdings	94,500	1,419,390
Bank of Princeton (The)	23,566	675,637
Bank7 Corp.	37,910	653,948
BankFinancial Corp.	65,600	750,464
Bankwell Financial Group, Inc.+	33,000	912,120
BayCom Corp.*	41,000	735,950
BCB Bancorp, Inc.	78,600	1,057,170
Blue Ridge Bankshares, Inc.+	78,750	1,379,700
C&F Financial Corp.	25,090	1,279,590
California BanCorp*+	50,200	938,740
Capital Bancorp, Inc.*	71,517	1,462,523
CB Financial Services, Inc.+	23,700	524,955
Chemung Financial Corp.	16,298	722,164

Industry Company	Shares	Value

Financials (continued)
Citizens Community Bancorp, Inc.	48,600	$664,848
Citizens Holding Co.	25,070	462,792
Citizens, Inc.*+	40,000	211,600
Codorus Valley Bancorp, Inc.+	42,137	844,425
Cohen & Co., Inc.*	5,000	94,250
Colony Bankcorp, Inc.+	43,868	783,482
Community West Bancshares	39,157	512,174
Conifer Holdings, Inc.*+	43,000	123,410
Consumer Portfolio Services, Inc.*	67,900	305,550
County Bancorp, Inc.+	36,050	1,224,258
Eagle Bancorp Montana, Inc.	27,521	632,983
Elevate Credit, Inc.*	205,700	734,349
ESSA Bancorp, Inc.	57,443	941,491
Evans Bancorp, Inc.	33,201	1,231,757
EZCORP, Inc., Class A*	253,269	1,527,212
FedNat Holding Co.	91,000	377,650
FG Financial Group, Inc.*+	53,000	490,250
First Bank	87,600	1,186,104
First Business Financial Services, Inc.	44,108	1,194,004
First Financial Northwest, Inc.	44,770	678,265
First Guaranty Bancshares, Inc.+	27,141	528,707
First Internet Bancorp	33,516	1,038,326
First Northwest Bancorp	34,600	607,230
First United Corp.	30,592	533,219
First Western Financial, Inc.*	33,651	871,224
GAMCO Investors, Inc., Class A	38,400	963,840
Greenhill & Co., Inc.	59,400	924,264
Guaranty Federal Bancshares, Inc.	15,856	386,094
Hallmark Financial Services, Inc.*	120,100	534,445
Hawthorn Bancshares, Inc.+	29,799	683,294
HMN Financial, Inc.*	23,000	489,900
Home Bancorp, Inc.	30,219	1,151,646
Impac Mortgage Holdings, Inc.*+	156,680	332,162
Investar Holding Corp.+	67,700	1,549,653
JMP Group, LLC*+	51,851	317,847
Kentucky First Federal Bancorp+	6,000	44,160
Lake Shore Bancorp, Inc.+	22,150	340,002

bridgewayfunds.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Landmark Bancorp, Inc.	21,729	$ 586,900
Level One Bancorp, Inc.	50,000	1,365,000
Magyar Bancorp, Inc.*	10,300	141,110
Malvern Bancorp, Inc.*	59,800	1,105,702
Manning & Napier, Inc.*	60,000	472,200
Marlin Business Services Corp.	55,300	1,258,628
Medallion Financial Corp.*+	111,144	984,736
Meridian Corp.	44,000	1,155,000
Mid Penn Bancorp, Inc.+	13,000	356,850
Monroe Capital Corp.+	15,800	169,534
National Security Group, Inc. (The)	2,700	29,700
Northeast Bank+	38,700	1,155,969
Northrim BanCorp, Inc.	31,995	1,367,786
Norwood Financial Corp.	25,512	663,312
Ocwen Financial Corp.*	28,834	893,277
Ohio Valley Banc Corp.+	35,500	867,975
OP Bancorp+	53,851	541,741
Pacific Mercantile Bancorp*	164,519	1,414,863
Patriot National Bancorp, Inc.*+	37,500	342,750
PCB Bancorp	69,700	1,122,170
PDL Community Bancorp*	26,006	355,242
Penns Woods Bancorp, Inc.	36,066	859,092
Peoples Bancorp of North Carolina, Inc.	22,830	589,014
Peoples Financial Services Corp.	9,500	404,700
Premier Financial Bancorp, Inc.	41,138	693,175
Professional Holding Corp., Class A*	2,000	36,040
Provident Financial Holdings, Inc.	30,617	528,756
Prudential Bancorp, Inc.+	38,100	527,685
Pzena Investment Management, Inc., Class A	68,900	758,589
Randolph Bancorp, Inc.*	25,000	517,750
Republic First Bancorp, Inc.*	278,600	1,111,614
Riverview Bancorp, Inc.	135,406	960,029
Riverview Financial Corp.	38,700	442,341
Safeguard Scientifics, Inc.*+	70,000	543,200
Security National Financial Corp., Class A*	132,939	1,163,216
Select Bancorp, Inc.*	62,000	999,440

Industry Company	Shares	Value

Financials (continued)
Shore Bancshares, Inc.+	68,200	$ 1,142,350
Silvercrest Asset Management Group, Inc., Class A	61,502	924,990
Summit State Bank	33,400	519,036
Territorial Bancorp, Inc.	34,307	890,953
Timberland Bancorp, Inc.	31,500	885,780
Unico American Corp.*	54,500	253,970
Union Bankshares, Inc.	21,897	792,671
United Bancshares, Inc.	15,200	547,352
United Security Bancshares	64,900	530,233
Unity Bancorp, Inc.	54,412	1,199,785
Velocity Financial, Inc.*	88,121	1,100,631
Western New England Bancorp, Inc.+	101,044	823,509
Westwood Holdings Group, Inc.	55,000	1,196,800

		79,587,803

Health Care - 22.85%
AcelRx Pharmaceuticals, Inc.*+	503,350	694,623
Aclaris Therapeutics, Inc.*	132,900	2,333,724
Acorda Therapeutics, Inc.*	28,806	137,405
Actinium Pharmaceuticals, Inc.*+	97,166	768,583
Adamas Pharmaceuticals, Inc.*+	260,000	1,372,800
Adicet Bio, Inc.*+	19,999	205,790
ADMA Biologics, Inc.*+	350,000	560,000
Advaxis, Inc.*	50,000	23,185
AgeX Therapeutics, Inc.*	240,000	372,000
AIM ImmunoTech, Inc.*	235,000	505,250
Alimera Sciences, Inc.*	20,000	182,000
Allena Pharmaceuticals, Inc.*	333,600	433,680
Alpine Immune Sciences, Inc.*+	150,811	1,357,299
American Shared Hospital Services*	33,700	98,741
Ampio Pharmaceuticals, Inc.*+	578,000	965,260
Annovis Bio, Inc.*+	22,500	1,925,550
Apollo Endosurgery, Inc.*	128,200	1,038,420
Applied Genetic Technologies Corp.*+	191,600	749,156
Aptinyx, Inc.*+	260,000	735,800
Aquestive Therapeutics, Inc.*+	121,500	482,355
Aravive, Inc.*+	30,725	183,735

30	Annual Report | June 30, 2021

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Armata Pharmaceuticals, Inc.*+	113,400	$450,198
Asensus Surgical, Inc.*+	105,895	335,687
Assembly Biosciences, Inc.*+	55,000	213,400
Axcella Health, Inc.*+	132,567	531,594
Ayala Pharmaceuticals, Inc.*	31,962	325,693
Aziyo Biologics, Inc., Class A*+	7,900	75,919
BiomX, Inc.*+	104,000	567,840
Brooklyn ImmunoTherapeutics, Inc.*+	15,000	270,150
Calithera Biosciences, Inc.*+	300,000	627,000
Calyxt, Inc.*+	135,000	542,700
Capital Senior Living Corp.*	5,055	250,222
CareCloud, Inc.*+	114,063	960,410
Castlight Health, Inc., Class B*	599,900	1,577,737
cbdMD, Inc.*+	278,600	807,940
Checkmate Pharmaceuticals, Inc.*+	18,800	112,048
Chiasma, Inc.*+	265,000	1,253,450
Chimerix, Inc.*	38,600	308,800
China Pharma Holdings, Inc.*	195,000	141,024
Cidara Therapeutics, Inc.*	118,878	240,134
Clearside Biomedical, Inc.*+	316,600	1,541,842
Cogent Biosciences, Inc.*+	39,690	321,886
Concert Pharmaceuticals, Inc.*	113,100	477,282
Conformis, Inc.*	96,706	111,212
Corbus Pharmaceuticals Holdings, Inc.*+	200,000	366,000
CorMedix, Inc.*+	138,800	952,168
Corvus Pharmaceuticals, Inc.*+	205,700	549,219
Cumberland Pharmaceuticals, Inc.*	133,287	379,201
Curis, Inc.*+	60,000	484,200
CynergisTek, Inc.*	70,000	142,100
Daxor Corp.*+	9,400	99,640
Decibel Therapeutics, Inc.*+	72,000	619,200
Eiger BioPharmaceuticals, Inc.*+	125,000	1,065,000
ElectroCore, Inc.*+	265,000	315,350
Electromed, Inc.*+	27,000	304,830

Industry Company	Shares	Value

Health Care (continued)
Eloxx Pharmaceuticals, Inc.*+	149,000	$296,510
Entasis Therapeutics Holdings, Inc.*	110,000	293,700
Enzo Biochem, Inc.*+	167,700	531,609
Equillium, Inc.*+	139,200	819,888
Eton Pharmaceuticals, Inc.*+	75,000	462,000
Evolus, Inc.*	105,000	1,328,250
Exagen, Inc.*	68,600	1,028,314
EyePoint Pharmaceuticals, Inc.*+	128,920	1,158,991
Forte Biosciences, Inc.*	5,433	182,657
Gain Therapeutics, Inc.*+	50,000	500,500
Galecto, Inc.*+	200,000	1,012,000
Galera Therapeutics, Inc.*+	110,000	1,081,300
GBS, Inc.*+	118,000	464,920
GlycoMimetics, Inc.*+	210,300	487,896
Great Elm Group, Inc.*	80,998	181,435
Gritstone bio, Inc.*+	150,000	1,369,500
Harrow Health, Inc.*+	90,500	840,745
Harvard Bioscience, Inc.*	182,017	1,516,202
iBio, Inc.*+	100,000	151,000
IMARA, Inc.*	7,500	59,250
Infinity Pharmaceuticals, Inc.*+	466,000	1,393,340
InspireMD, Inc.*+	36,667	183,702
IntriCon Corp.*+	41,100	923,928
Invacare Corp.*+	160,000	1,291,200
IRIDEX Corp.*	74,700	527,382
IsoRay, Inc.*	274,000	218,625
Kewaunee Scientific Corp.*	13,200	189,948
Kezar Life Sciences, Inc.*	219,700	1,192,971
Lannett Co., Inc.*+	196,500	917,655
Leap Therapeutics, Inc.*+	363,601	596,306
Lexicon Pharmaceuticals, Inc.*+	355,300	1,630,827
Lineage Cell Therapeutics, Inc.*+	303,161	864,009
LogicBio Therapeutics, Inc.*+	72,900	323,676
Lumos Pharma, Inc.*	51,644	513,341
Lyra Therapeutics, Inc.*+	40,000	321,200
Marker Therapeutics, Inc.*	155,416	433,611
Matinas BioPharma Holdings, Inc.*+	756,891	586,515
MediciNova, Inc.*+	97,347	413,725
Merrimack Pharmaceuticals, Inc.*	57,500	367,425
Metacrine, Inc.*	75,000	285,000
Milestone Scientific, Inc.*+	254,500	623,525

bridgewayfunds.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Minerva Neurosciences, Inc.*+	83,500	$193,720
Misonix, Inc.*	4,637	102,849
Mustang Bio, Inc.*	325,000	1,079,000
Myomo, Inc.*	35,500	383,400
NanoViricides, Inc.*	79,439	368,597
Navidea
Biopharmaceuticals, Inc.*	102,440	187,465
Neuronetics, Inc.*+	75,305	1,206,386
NextCure, Inc.*	110,000	883,300
NovaBay Pharmaceuticals, Inc.*	155,000	104,067
Novan, Inc.*+	35,000	352,100
Oncocyte Corp.*	100,000	574,000
Optinose, Inc.*+	270,000	839,700
Oragenics, Inc.*	140,000	98,770
Otonomy, Inc.*	332,700	741,921
Ovid therapeutics, Inc.*+	200,000	782,000
Palatin Technologies, Inc.*	1,021,000	622,810
PhaseBio Pharmaceuticals, Inc.*+	82,000	305,040
Pluristem Therapeutics, Inc.*+	195,000	772,200
Protalix BioTherapeutics, Inc.*+	390,100	745,091
Rockwell Medical, Inc.*	225,000	204,772
Satsuma Pharmaceuticals, Inc.*+	25,000	176,250
Savara, Inc.*	115,000	195,500
Scopus Biopharma, Inc.*+	47,009	335,644
scPharmaceuticals, Inc.*+	99,500	607,945
SCYNEXIS, Inc.*+	99,500	732,320
Senseonics Holdings, Inc.*+	563,000	2,161,920
Sesen Bio, Inc.*+	415,000	1,917,300
Sierra Oncology, Inc.*+	59,440	1,159,080
Sio Gene Therapies, Inc.*	298,300	814,359
Solid Biosciences, Inc.*	122,400	447,984
Star Equity Holdings, Inc.*+	31,890	98,859
SunLink Health Systems, Inc.*+	33,000	112,860
Surgalign Holdings, Inc.*	368,000	511,520
Synlogic, Inc.*	239,900	933,211
Synthetic Biologics, Inc.*	74,300	44,758
T2 Biosystems, Inc.*+	550,000	654,500
Tela Bio, Inc.*+	85,000	1,369,350
Timber Pharmaceuticals, Inc.*+	105,100	128,222
Tonix Pharmaceuticals
Holding Corp.*	200,000	222,000
Trevi Therapeutics, Inc.*+	25,000	56,250

Industry Company	Shares	Value

Health Care (continued)
Tricida, Inc.*+	80,300	$346,896
UNITY Biotechnology, Inc.*+	30,450	141,288
Venus Concept, Inc.*+	118,644	368,983
Viracta Therapeutics, Inc.*+	50,000	567,000
VolitionRX, Ltd.*+	260,000	855,400
Voyager Therapeutics, Inc.*	150,000	619,500
Xeris Pharmaceuticals, Inc.*+	228,000	927,960
Xtant Medical Holdings, Inc.*+	290,902	474,170
Zynerba Pharmaceuticals, Inc.*+	147,200	778,688

		88,317,915

Industrials - 11.50%
Acacia Research Corp.*	243,000	1,642,680
Acme United Corp.	11,535	514,000
AeroCentury Corp.*+	13,400	140,700
Air Industries Group*+	205,000	266,500
Air T, Inc.*	17,250	427,024
Alpha Pro Tech, Ltd.*+	38,500	329,945
AMREP Corp.*	53,900	628,474
ARC Document Solutions, Inc.	239,000	513,850
Armstrong Flooring, Inc.*	141,400	875,266
Atlas Technical Consultants, Inc.*	45,300	438,504
Ault Global Holdings, Inc.*+	101,128	285,181
Avalon Holdings Corp., Class A*	3,900	18,291
Babcock & Wilcox Enterprises, Inc.*	242,100	1,907,748
BGSF, Inc.	51,000	629,340
CECO Environmental Corp.*	133,300	954,428
Charah Solutions, Inc.*+	189,000	954,450
Chicago Rivet & Machine Co.	8,000	206,982
Commercial Vehicle Group, Inc.*	110,242	1,171,872
CompX International, Inc.	61,200	1,271,124
Covenant Logistics Group, Inc.*	20,800	430,144
CPI Aerostructures, Inc.*	39,700	140,935
DIRTT Environmental Solutions*+	330,000	1,410,750
Document Security Systems, Inc.*	250,500	448,395
Eastern Co. (The)+	21,200	642,996

32	Annual Report | June 30, 2021

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Espey Mfg. & Electronics Corp.+	17,108	$253,541
ExOne Co. (The)*+	14,000	302,960
FreightCar America, Inc.*+	105,000	622,650
Fuel Tech, Inc.*	50,000	117,500
GEE Group, Inc.*	77,600	44,465
Gencor Industries, Inc.*	50,000	608,000
GP Strategies Corp.*	71,700	1,127,124
Graham Corp.	18,900	260,064
HC2 Holdings, Inc.*	321,392	1,279,140
Hill International, Inc.*	243,458	606,210
Hudson Global, Inc.*	10,942	191,813
Hurco Cos., Inc.	23,000	805,000
India Globalization Capital, Inc.*+	209,000	342,760
Innovative Solutions & Support, Inc.	93,100	583,737
L B Foster Co., Class A*	51,700	963,688
LS Starrett Co. (The), Class A*	36,400	339,976
LSI Industries, Inc.	102,907	824,285
Mastech Digital, Inc.*	57,200	855,140
Mayville Engineering Co., Inc.*	46,221	929,504
Mesa Air Group, Inc.*	80,000	746,400
Mistras Group, Inc.*	132,300	1,300,509
NL Industries, Inc.	200	1,300
Orion Group Holdings, Inc.*	150,000	862,500
P&F Industries, Inc., Class A*	10,500	70,350
PAM Transportation Services, Inc.*	2,000	105,500
Park Aerospace Corp.	60,000	894,000
Patriot Transportation Holding, Inc.	19,871	223,747
Performant Financial Corp.*	258,300	968,625
Perma-Pipe International Holdings, Inc.*	71,600	476,856
Quad/Graphics, Inc.*	141,169	585,851
RCM Technologies, Inc.*	38,342	157,969
RR Donnelley & Sons Co.*	325,000	2,041,000
Servotronics, Inc.*	16,653	142,217
SIFCO Industries, Inc.*	26,024	262,062
Team, Inc.*	57,600	385,920
Titan International, Inc.*	135,000	1,144,800
Twin Disc, Inc.*	58,100	826,763
Ultralife Corp.*+	52,400	439,112
USA Truck, Inc.*	40,300	647,621
Vidler Water Resouces, Inc.*	85,000	1,130,500
Virco Mfg. Corp.*	25,800	87,978

Industry Company	Shares	Value

Industrials (continued)
Volt Information Sciences, Inc.*	122,400	$559,368
Westwater Resources, Inc.*+	201,500	959,140
Williams Industrial Services Group, Inc.*+	35,000	204,050
Willis Lease Finance Corp.*	23,100	990,066
Yellow Corp.*	140,655	915,664

		44,437,004

Information Technology - 8.94%
ADDvantage Technologies Group, Inc.*+	75,000	198,000
ALJ Regional Holdings, Inc.*	225,000	407,250
Amtech Systems, Inc.*	121,500	1,171,260
Applied Optoelectronics, Inc.*+	100,000	847,000
AstroNova, Inc.*	37,700	524,784
Aviat Networks, Inc.*	18,530	607,228
Aware, Inc.*	129,579	480,738
Bel Fuse, Inc., Class B	30,400	437,760
BK Technologies Corp.	160,717	506,259
Blonder Tongue Laboratories, Inc.*	90,000	118,800
BM Technologies, Inc.*+	60,000	746,400
Communications Systems, Inc.+	77,216	554,411
Computer Task Group, Inc.*	87,100	842,257
CSP, Inc.*	45,000	481,500
Daktronics, Inc.*	169,655	1,118,026
eMagin Corp.*+	400,000	1,392,000
EMCORE Corp.*	103,127	950,831
Everspin Technologies, Inc.*+	77,000	495,110
Frequency Electronics, Inc.*	45,000	441,000
GSI Technology, Inc.*	51,417	288,963
GTT Communications, Inc.*+	365,000	886,950
IEC Electronics Corp.*	50,350	529,178
Immersion Corp.*+	140,000	1,227,800
Information Services Group, Inc.	177,700	1,039,545
Innodata, Inc.*	103,955	727,685
Intellicheck, Inc.*+	130,200	1,089,774
inTEST Corp.*	83,001	1,391,927
Intevac, Inc.*+	106,600	718,484
Inuvo, Inc.*	306,000	295,321
Issuer Direct Corp.*	16,500	447,480

bridgewayfunds.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Kaleyra, Inc.*+	55,000	$673,200
Key Tronic Corp.*	57,400	374,248
KVH Industries, Inc.*	110,774	1,362,520
LGL Group, Inc. (The)*	29,200	303,972
Marin Software, Inc.*+	60,000	643,800
Network-1 Technologies, Inc.+	134,000	436,840
Oblong, Inc.*+	7,100	24,140
Optical Cable Corp.*+	27,600	105,432
PCTEL, Inc.	70,200	459,810
Pixelworks, Inc.*+	104,400	356,004
Powerfleet, Inc.*	125,400	902,880
QAD, Inc., Class B	6,250	538,812
Quantum Corp.*	120,200	828,178
RealNetworks, Inc.*	320,000	745,600
RF Industries, Ltd.*	43,230	322,496
Richardson Electronics, Ltd.	80,311	667,384
SeaChange International, Inc.*	125,000	161,250
SecureWorks Corp., Class A*	9,400	174,182
ServiceSource
International, Inc.*	359,917	507,483
Steel Connect, Inc.*	12,000	24,000
Synchronoss Technologies, Inc.*	147,500	529,525
TESSCO Technologies, Inc.*	45,000	276,750
TransAct Technologies, Inc.*	74,623	1,024,574
Trio-Tech International*	26,800	134,804
Wayside Technology
Group, Inc.	35,298	883,862
WidePoint Corp.*	98,918	718,145
Wireless Telecom Group, Inc.*	100,366	408,490

		34,552,102

Materials - 4.58%
Advanced Emissions Solutions, Inc.*	89,000	659,490
AgroFresh Solutions, Inc.*	356,300	741,104
Alpha Metallurgical Resources, Inc.*	90,600	2,322,078
Ampco-Pittsburgh Corp.*	122,000	740,540
Comstock Mining, Inc.*+	229,000	831,270
Core Molding Technologies, Inc.*	37,000	570,910
Flexible Solutions International, Inc.*+	60,307	235,800
Flotek Industries, Inc.*	513,100	887,663

Industry Company	Shares	Value

Materials (continued)
Friedman Industries, Inc.	54,000	$723,600
Gold Resource Corp.+	238,500	615,330
Golden Minerals Co.*	450,000	276,435
Gulf Resources, Inc.*	72,360	456,592
Intrepid Potash, Inc.*	35,000	1,115,100
IT Tech Packaging, Inc.*	147,000	69,178
LSB Industries, Inc.*	149,000	901,450
Northern Technologies International Corp.	39,900	694,260
Olympic Steel, Inc.	28,300	831,737
Paramount Gold Nevada Corp.*	150,000	145,500
Ramaco Resources, Inc.*	148,200	815,100
Solitario Zinc Corp.*	205,000	137,350
Synalloy Corp.*	31,500	314,685
TimkenSteel Corp.*	138,387	1,958,176
Trecora Resources*+	110,641	920,533
United States Antimony Corp.*	258,500	255,321
Universal Stainless & Alloy Products, Inc.*	49,558	499,049

		17,718,251

Real Estate - 0.90%
American Realty Investors, Inc.*+	17,197	160,104
CTO Realty Growth, Inc.+	20,600	1,102,512
Maui Land & Pineapple Co., Inc.*+	109,500	1,174,935
Stratus Properties, Inc.*+	24,250	598,248
Transcontinental Realty Investors, Inc.*	2,800	94,556
Trinity Place Holdings, Inc.*	156,100	329,371

		3,459,726

Utilities - 0.33%
Genie Energy, Ltd., Class B+	22,200	140,304
RGC Resources, Inc.+	14,300	360,503
Spark Energy, Inc., Class A+	68,400	774,972

		1,275,779

TOTAL COMMON STOCKS - 98.95%		382,454,285

(Cost $264,563,647)

EXCHANGE TRADED FUND - 0.44%
iShares Micro-Cap ETF+	11,125	1,697,675

TOTAL EXCHANGE TRADED FUND - 0.44%		1,697,675

(Cost $1,223,404)

34	Annual Report | June 30, 2021

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Industry Company		Shares	Value

RIGHTS - 0.00%
Cogent Biosciences, Inc., CVR*Δ#		160,000	$–
Elanco Animal Health, Inc., CVR*Δ#		46,983	–
OncoMed Pharmaceuticals, Inc., CVR*Δ#		125,000	–
Proteostasis Therapeutics, Inc., CVR*Δ#		159,500	–
ZAGG, Inc., CVR*Δ#		65,000	19,500

TOTAL RIGHTS - 0.00%			19,500

(Cost $32,819)

WARRANTS - 0.00%
LGL Group, Inc. (The), expiring 11/16/25*		29,200	14,314

TOTAL WARRANTS - 0.00%			14,314

(Cost $14,873)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.33%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	1,279,604	1,279,604

TOTAL MONEY MARKET FUND - 0.33%			1,279,604

(Cost $1,279,604)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.41%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%		51,813,591

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.41%			51,813,591

(Cost $51,813,591)

TOTAL INVESTMENTS - 113.13%			$437,278,969
(Cost $318,927,938)
Liabilities in Excess of Other Assets - (13.13%)			(50,763,469)

NET ASSETS - 100.00%			$386,515,500

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $635,178, which is 0.16% of total net assets.
*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2021.
^	Rate disclosed as of June 30, 2021.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2021. Total loaned securities had a value of $66,117,234, which included loaned securities with a value of $585,430 that have been sold and are pending settlement as of June 30, 2021. The total market value of loaned securities excluding these pending sales is $65,531,804. See Note 2 for disclosure of cash and non-cash collateral.

  CVR - Contingent Value Right

  LLC - Limited Liability Company

bridgewayfunds.com	35

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Valuation Inputs
	Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks
Communication Services	$16,863,014	$–	$615,678	$17,478,692
Other Industries (a)	364,975,593	–	–	364,975,593

Total Common Stocks	381,838,607	–	615,678	382,454,285
Exchange Traded Fund	1,697,675	–	–	1,697,675
Rights	–	–	19,500	19,500
Warrants	14,314	–	–	14,314
Money Market Fund	–	1,279,604	–	1,279,604
Investments Purchased With Cash Proceeds From Securities Lending	–	51,813,591	–	51,813,591

TOTAL	$383,550,596	$53,093,195	$635,178	$437,278,969

(a) – Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
	Common
	Stocks	Rights	Total

Balance as of 06/30/2020	$683,707	$0	$683,707
Purchases/Issuances	–	–	–
Sales/Expirations	(69,149)	–	(69,149)
Return of Capital	–	–	–
Realized Gain/(Loss)	(520,235)	(750)	(520,985)
Change in unrealized Appreciation/(Depreciation)	521,355	750	522,105
Transfers in	–	19,500	19,500
Transfers out	–	–	–

Balance as of 06/30/2021	$615,678	$19,500	$635,178

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2021	$10,869	$–	$10,869

See Notes to Financial Statements.

36	Annual Report | June 30, 2021

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +4.65%, leading our primary market benchmark, the Russell 2000 Growth Index (+3.92%), but underperforming our peer benchmark, the Lipper Small-Cap Growth Funds Index (+5.72%). It was a positive quarter on an absolute basis and a mixed quarter on a relative basis.

For the fiscal year, our Fund returned +71.70%, strongly leading both the Russell 2000 Growth Index (+51.36%) and the Lipper Small-Cap Growth Funds Index (+48.87%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	4.65%	71.70%	14.45%	12.44%	6.94%	8.22%
Russell 2000 Growth Index	3.92%	51.36%	18.76%	13.52%	10.89%	10.85%
Lipper Small-Cap Growth Funds Index	5.72%	48.87%	20.87%	14.03%	10.86%	10.57%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	37

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2021

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories outperformed the benchmark during the quarter, which added to relative results. The Fund’s greater-than-benchmark core exposure (as measured by multiple valuation metrics) also helped relative performance during the quarter. The impact of the Fund’s tilt toward smaller stocks in the small-cap growth universe was neutral.

From a sector perspective, the Fund’s allocation effect excluding cash was neutral. The Fund’s stock selection effect was positive, driven by strong returns among holdings in the Health Care, Industrials, and Real Estate sectors.

Detailed Explanation of Fiscal Year Performance

The Fund’s company financial health and value metrics models outperformed the benchmark during the 12-month period, adding to relative returns. However, the Fund’s diversifying price momentum model lagged the benchmark and offset some of these gains. The Fund’s greater-than-benchmark exposure to core stocks (as measured by multiple valuation metrics) boosted relative performance, as did the Fund’s tilt toward smaller stocks in the small-cap growth universe.

From a sector perspective, the Fund’s allocation effect was positive. Overweightings in the Consumer Discretionary and Industrials sectors and an underweighting in the Financials sector added the most to relative results. The Fund’s stock selection effect was significantly positive, with holdings in the Health Care and Information Technology sectors providing the largest boost to relative returns.

38	Annual Report | June 30, 2021 (unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Surgery Partners, Inc.	Health Care	2.4%
2	Cornerstone Building Brands, Inc.	Industrials	2.0%
3	Cutera, Inc.	Health Care	1.9%
4	Select Medical Holdings Corp.	Health Care	1.7%
5	Cornerstone OnDemand, Inc.	Information Technology	1.7%
6	Crocs, Inc.	Consumer Discretionary	1.7%
7	iRadimed Corp.	Health Care	1.7%
8	RH	Consumer Discretionary	1.7%
9	Omnicell, Inc.	Health Care	1.6%
10	Medpace Holdings, Inc.	Health Care	1.6%

	Total		18.0%

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Communication Services	0.0%	3.0%	-3.0%
Consumer Discretionary	20.0%	15.2%	4.8%
Consumer Staples	2.2%	3.6%	-1.4%
Energy	0.4%	2.1%	-1.7%
Financials	2.7%	4.9%	-2.2%
Health Care	31.4%	30.4%	1.0%
Industrials	17.5%	13.4%	4.1%
Information Technology	20.2%	21.3%	-1.1%
Materials	1.6%	3.0%	-1.4%
Real Estate	2.5%	2.8%	-0.3%
Utilities	0.0%	0.3%	-0.3%
Cash & Other Assets	1.5%	0.0%	1.5%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	39

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

40	Annual Report | June 30, 2021 (unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

COMMON STOCKS - 98.40%
Consumer Discretionary - 20.02%
1-800-Flowers.com, Inc.,
Class A*+	11,600	$369,692
Asbury Automotive Group, Inc.*	1,800	308,466
Caleres, Inc.	17,400	474,846
Camping World Holdings, Inc., Class A+	11,100	454,989
Clarus Corp.	7,200	185,040
Crocs, Inc.*	4,800	559,296
Deckers Outdoor Corp.*	600	230,442
Installed Building Products, Inc.	1,100	134,596
iRobot Corp.*+	3,900	364,221
LCI Industries	2,900	381,118
Malibu Boats, Inc., Class A*	3,600	263,988
Meritage Homes Corp.*	800	75,264
OneWater Marine, Inc., Class A	11,200	470,736
Purple Innovation, Inc.*	9,000	237,690
RH*+	800	543,200
Sally Beauty Holdings, Inc.*	21,600	476,712
Skyline Champion Corp.*	3,400	181,220
Sportsman’s Warehouse Holdings, Inc.*	25,300	449,581
TopBuild Corp.*	2,200	435,116

		6,596,213

Consumer Staples - 2.22%
Central Garden & Pet Co.,
Class A*	2,200	106,260
elf Beauty, Inc.*	16,000	434,240
John B. Sanfilippo & Son, Inc.	1,100	97,427
USANA Health Sciences, Inc.*	900	92,187

		730,114

Energy - 0.38%
Matador Resources Co.	3,500	126,035

Financials - 2.67%
Brightsphere Investment Group, Inc.	3,700	86,691
Curo Group Holdings Corp.	29,900	508,300
PJT Partners, Inc., Class A	4,000	285,520

		880,511

Industry Company	Shares	Value

Health Care - 31.36%
Amneal Pharmaceuticals, Inc.*	83,200	$425,984
Atrion Corp.	400	248,372
Avid Bioservices, Inc.*	14,900	382,185
Catalyst Pharmaceuticals, Inc.*+	83,800	481,850
Corcept Therapeutics, Inc.*	19,000	418,000
Cutera, Inc.*	13,100	642,293
Ensign Group, Inc. (The)	5,200	450,684
iCAD, Inc.*	26,000	450,060
InfuSystem Holdings, Inc.*	10,800	224,532
Innoviva, Inc.*	13,400	179,694
iRadimed Corp.*	18,900	555,849
LeMaitre Vascular, Inc.+	1,900	115,938
Luminex Corp.	12,800	471,040
Medpace Holdings, Inc.*	2,900	512,227
Neuronetics, Inc.*	24,900	398,898
NuVasive, Inc.*	7,200	488,016
Omnicell, Inc.*	3,500	530,075
Ontrak, Inc.*+	4,600	149,408
Organogenesis Holdings, Inc.*	6,400	106,368
Prestige Consumer Healthcare, Inc.*	9,400	489,740
Select Medical Holdings Corp.	13,500	570,510
Simulations Plus, Inc.+	3,600	197,676
Stereotaxis, Inc.*	17,500	168,700
Surgery Partners, Inc.*+	11,800	786,116
Surmodics, Inc.*	1,900	103,075
Vericel Corp.*	1,300	68,250
Vocera Communications, Inc.*	12,600	502,110
Zynex, Inc.*+	13,900	215,867

		10,333,517

Industrials - 17.50%
Air Transport Services
Group, Inc.*	13,000	301,990
Ameresco, Inc., Class A*	3,300	206,976
Atkore, Inc.*	6,500	461,500
Atlas Air Worldwide Holdings, Inc.*	5,100	347,361
Avis Budget Group, Inc.*	6,100	475,129
Cornerstone Building Brands, Inc.*	35,600	647,208
Daseke, Inc.*	45,600	295,488
Evoqua Water Technologies Corp.*	5,300	179,034
Exponent, Inc.	1,300	115,973
HC2 Holdings, Inc.*	115,800	460,884

bridgewayfunds.com	41

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Masonite International Corp.*	700	$78,253
Meritor, Inc.*	6,200	145,204
Pitney Bowes, Inc.	57,100	500,767
Primoris Services Corp.	12,500	367,875
Saia, Inc.*	1,700	356,133
Shyft Group, Inc. (The)	12,000	448,920
Tetra Tech, Inc.	3,100	378,324

		5,767,019

Information Technology - 20.21%
Avid Technology, Inc.*	10,200	399,330
Calix, Inc.*	10,500	498,750
Cambium Networks Corp.*	7,900	381,965
Cornerstone OnDemand, Inc.*	10,900	562,222
Diebold Nixdorf, Inc.*+	29,900	383,916
ExlService Holdings, Inc.*	3,200	340,032
FormFactor, Inc.*	10,000	364,600
Maximus, Inc.	5,100	448,647
Novanta, Inc.*	3,800	512,088
OSI Systems, Inc.*	900	91,476
Power Integrations, Inc.	6,100	500,566
Rimini Street, Inc.*	24,500	150,920
Super Micro Computer, Inc.*	12,000	422,160
TTEC Holdings, Inc.	4,900	505,141
Tucows, Inc., Class A*+	2,500	200,800
Ultra Clean Holdings, Inc.*	9,000	483,480
Varonis Systems, Inc.*	7,200	414,864

		6,660,957

Materials - 1.57%
Compass Minerals
International, Inc.	1,300	77,038
Forterra, Inc.*	18,700	439,637

		516,675

Real Estate - 2.47%
National Storage Affiliates
Trust	9,700	490,432
Redfin Corp.*+	5,100	323,391

		813,823

TOTAL COMMON STOCKS - 98.40%		32,424,864

(Cost $21,358,285)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.75%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	575,836	$575,836

TOTAL MONEY MARKET FUND - 1.75%			575,836

(Cost $575,836)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.90%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	624,861	624,861

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.90%			624,861

(Cost $624,861)

TOTAL INVESTMENTS - 102.05% (Cost $22,558,982)			$33,625,561

Liabilities in Excess of Other Assets - (2.05%)			(676,046)

NET ASSETS - 100.00%			$32,949,515

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2021.
^	Rate disclosed as of June 30, 2021.
+

This security or a portion of the security is out on loan as of June 30, 2021. Total loaned securities had a value of $3,989,951 as of June 30, 2021. See Note 2 for disclosure of cash and non-cash collateral.

42	Annual Report | June 30, 2021 (unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$32,424,864	$—	$—	$32,424,864
Money Market Fund	—	575,836	—	575,836
Investments Purchased with Cash Proceeds from Securities Lending	—	624,861	—	624,861

TOTAL	$32,424,864	$1,200,697	$—	$33,625,561

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

bridgewayfunds.com	43

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +8.99%, outperforming our primary market benchmark, the Russell 2000 Value Index (+4.56%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+4.54%) . It was a good quarter on both an absolute basis and a relative basis.

For the fiscal year, our Fund returned +122.77%, outperforming both the Russell 2000 Value Index (+73.28%) and the Lipper Small-Cap Value Funds Index (+71.76%) .

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	8.99%	122.77%	17.39%	12.66%	7.99%	9.63%
Russell 2000 Value Index	4.56%	73.28%	13.62%	10.85%	7.90%	9.23%
Lipper Small-Cap Value Funds Index	4.54%	71.76%	12.34%	9.75%	7.81%	9.11%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

44	Annual Report | June 30, 2021

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Quarterly Performance

The Fund’s primary value metrics models strongly outperformed the benchmark and added to relative results. However, the Fund’s company financial health and price momentum models lagged the benchmark and offset this positive impact. The Fund’s tilts toward deeper value stocks across multiple valuation metrics and smaller stocks in the small-cap value universe helped relative results during the quarter, as smaller and deeper value stocks outperformed other stocks in the benchmark.

From a sector perspective, the Fund’s allocation effect was positive. Overweightings in the Energy and Materials sectors added the most to relative results. The Fund’s stock selection effect was also significantly positive, largely driven by holdings in the Consumer Discretionary, Financials, and Energy sectors.

Detailed Explanation of Fiscal Year Performance

The Fund’s primary value metrics models and diversifying price momentum model outperformed the benchmark and added to relative results. This positive contribution was partially offset by underperformance from the Fund’s diversifying company financial health models. The Fund’s tilt toward deeper value stocks across multiple valuation metrics and toward smaller stocks in the small-cap value universe boosted relative returns, as smaller stocks and value stocks were in favor during much of the 12-month period.

From a sector perspective, the Fund’s allocation effect was positive. An underweighting in the Utilities sector and overweighting in the Consumer Discretionary and Information Technology sectors added the most to relative results. The Fund’s stock selection effect was significantly positive, most notably driven by strong performance from holdings in the Consumer Discretionary and Financials sectors.

bridgewayfunds.com	45

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Smith & Wesson Brands, Inc.	Consumer Discretionary	2.3%
2	CONSOL Energy, Inc.	Energy	1.6%
3	SM Energy Co.	Energy	1.6%
4	Nabors Industries, Ltd.	Energy	1.5%
5	Physicians Realty Trust	Real Estate	1.4%
6	SpartanNash Co.	Consumer Staples	1.5%
7	Caleres, Inc.	Consumer Discretionary	1.4%
8	Tenneco, Inc., Class A	Consumer Discretionary	1.4%
9	A-Mark Precious Metals, Inc.	Financials	1.4%
10	CNO Financial Group, Inc.	Financials	1.4%

	Total		15.5%

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	1.8%	4.5%	-2.7%
Consumer Discretionary	14.1%	8.3%	5.8%
Consumer Staples	6.1%	2.8%	3.3%
Energy	8.8%	6.6%	2.2%
Financials	25.0%	25.3%	-0.3%
Health Care	6.8%	11.4%	-4.6%
Industrials	14.8%	15.2%	-0.4%
Information Technology	4.5%	5.5%	-1.0%
Materials	8.4%	4.7%	3.7%
Real Estate	7.9%	11.1%	-3.2%
Utilities	1.6%	4.6%	-3.0%
Cash & Other Assets	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

46	Annual Report | June 30, 2021

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	47

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

COMMON STOCKS - 99.81%
Communication Services - 1.76%
Boston Omaha Corp., Class A*	45,900	$ 1,455,489
Cars.com, Inc.*	51,100	732,263
Gray Television, Inc.	125,600	2,939,040

		5,126,792

Consumer Discretionary - 14.10%
Adient PLC*	11,400	515,280
Beazer Homes USA, Inc.*	154,700	2,984,163
Caleres, Inc.	151,900	4,145,351
Conn’s, Inc.*	119,800	3,054,900
G-III Apparel Group, Ltd.*+	105,900	3,479,874
Group 1 Automotive, Inc.	24,300	3,752,649
Hibbett, Inc.*	18,500	1,658,155
Hooker Furniture Corp.	42,200	1,461,808
Houghton Mifflin Harcourt Co.*+	360,800	3,983,232
Modine Manufacturing Co.*	83,200	1,380,288
ODP Corp. (The)*+	15,430	740,794
Sleep Number Corp.*	6,700	736,665
Smith & Wesson Brands, Inc.	191,900	6,658,930
Tenneco, Inc., Class A*	213,300	4,120,956
Tri Pointe Homes, Inc.*	107,700	2,308,011

		40,981,056

Consumer Staples - 6.07%
Andersons, Inc. (The)	20,000	610,600
B&G Foods, Inc.+	110,800	3,634,240
Darling Ingredients, Inc.*	9,600	648,000
Ingles Markets, Inc., Class A	23,600	1,375,172
Rite Aid Corp.*+	123,800	2,017,940
SpartanNash Co.+	218,500	4,219,235
United Natural Foods, Inc.*+	102,300	3,783,054
Weis Markets, Inc.+	26,200	1,353,492

		17,641,733

Energy - 8.77%
Antero Resources Corp.*	107,900	1,621,737
CONSOL Energy, Inc.*	260,100	4,804,047
DHT Holdings, Inc.	442,000	2,868,580
Dorian LPG, Ltd.*	102,900	1,452,948
Nabors Industries, Ltd.*	38,800	4,432,512
ProPetro Holding Corp.*	213,800	1,958,408
SM Energy Co.	188,500	4,642,755

Industry Company	Shares	Value

Energy (continued)
Whiting Petroleum Corp.*	68,300	$ 3,725,765

		25,506,752

Financials - 25.04%
Amalgamated Financial Corp.	188,800	2,950,944
A-Mark Precious Metals, Inc.+	88,500	4,115,250
Axos Financial, Inc.*	39,700	1,841,683
Banner Corp.	39,800	2,157,558
Berkshire Hills Bancorp, Inc.	126,600	3,470,106
Cadence BanCorp	75,200	1,570,176
CNO Financial Group, Inc.	171,800	4,057,916
Cowen, Inc., Class A+	61,800	2,536,890
Encore Capital Group, Inc.*+	44,500	2,108,855
Enova International, Inc.*	50,300	1,720,763
Enstar Group, Ltd.*	6,800	1,624,656
EZCORP, Inc., Class A*+	523,800	3,158,514
Federated Hermes, Inc.	64,300	2,180,413
First BanCorp Puerto Rico	149,600	1,783,232
Genworth Financial, Inc., Class A*	745,000	2,905,500
HarborOne Bancorp, Inc.	232,300	3,331,182
Kearny Financial Corp.	61,400	733,730
MVB Financial Corp.	73,500	3,135,510
National Western Life Group, Inc., Class A	3,497	784,692
NMI Holdings, Inc.,
Class A*	75,300	1,692,744
Oppenheimer Holdings, Inc., Class A	46,000	2,338,640
Provident Bancorp, Inc.	150,200	2,449,762
Stewart Information Services Corp.	50,400	2,857,176
Stifel Financial Corp.	10,800	700,488
Tiptree, Inc.	420,800	3,913,440
TriCo Bancshares	56,800	2,418,544
Triumph Bancorp, Inc.*	29,900	2,220,075
Walker & Dunlop, Inc.	19,100	1,993,658
Waterstone Financial, Inc.	186,200	3,660,692
Westamerica BanCorp	40,900	2,373,427

		72,786,216

Health Care - 6.82%
Aspira Women’s Health, Inc.*+	231,500	1,301,030
Brookdale Senior Living, Inc.*	341,000	2,693,900

48	Annual Report | June 30, 2021

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Community Health Systems, Inc.*	238,400	$ 3,680,896
Cross Country Healthcare, Inc.*	147,700	2,438,527
Owens & Minor, Inc.+	86,100	3,644,613
Triple-S Management Corp.*	129,100	2,875,057
Vanda Pharmaceuticals, Inc.*	142,600	3,067,326
VolitionRX, Ltd.*+	37,200	122,388

		19,823,737

Industrials - 14.81%
ArcBest Corp.	7,000	407,330
Arcosa, Inc.	9,600	563,904
Atlas Air Worldwide Holdings, Inc.*+	44,900	3,058,139
Boise Cascade Co.	12,400	723,540
Covenant Logistics Group, Inc.*	33,400	690,712
DXP Enterprises, Inc.*	40,300	1,341,990
GMS, Inc.*	28,400	1,367,176
Kelly Services, Inc., Class A*	78,000	1,869,660
Manitowoc Co., Inc. (The)*	121,800	2,984,100
Matthews International Corp., Class A	53,500	1,923,860
Mesa Air Group, Inc.*	401,300	3,744,129
Miller Industries, Inc.	43,400	1,711,696
Mistras Group, Inc.*	117,600	1,156,008
MRC Global, Inc.*	263,500	2,476,900
Pitney Bowes, Inc.	59,200	519,184
Primoris Services Corp.	90,000	2,648,700
Triton International, Ltd.	64,000	3,349,760
TrueBlue, Inc.*	125,400	3,524,994
Tutor Perini Corp.*	237,800	3,293,530
US Xpress Enterprises, Inc., Class A*	193,000	1,659,800
Veritiv Corp.*	65,500	4,023,010

		43,038,122

Information Technology - 4.47%
Amkor Technology, Inc.	110,400	2,613,168
Conduent, Inc.*	253,800	1,903,500
MoneyGram International, Inc.*	230,500	2,323,440
Sanmina Corp.*	57,500	2,240,200
ScanSource, Inc.*	73,700	2,073,181
Super Micro Computer, Inc.*	31,500	1,108,170

Industry Company	Shares	Value

Information Technology (continued)
Sykes Enterprises, Inc.*	13,500	$ 724,950

		12,986,609

Materials - 8.38%
AdvanSix, Inc.*	111,000	3,314,460
Clearwater Paper Corp.*	95,900	2,778,223
Commercial Metals Co.	21,500	660,480
Koppers Holdings, Inc.*	24,600	795,810
Kraton Corp.*	38,300	1,236,707
Olympic Steel, Inc.	136,100	3,999,979
Rayonier Advanced Materials, Inc.*	172,400	1,153,356
Ryerson Holding Corp.*	260,500	3,803,300
SunCoke Energy, Inc.	250,500	1,788,570
TimkenSteel Corp.*	108,400	1,533,860
US Concrete, Inc.*	7,200	531,360
Warrior Met Coal, Inc.	161,600	2,779,520

		24,375,625

Real Estate - 7.93%
Farmland Partners, Inc.	202,600	2,441,330
Gladstone Land Corp.+	52,300	1,258,338
Independence Realty Trust, Inc.+	115,200	2,100,096
NexPoint Residential Trust, Inc.	46,500	2,556,570
Physicians Realty Trust	228,500	4,220,395
RE/MAX Holdings, Inc.,
Class A	102,000	3,399,660
Realogy Holdings Corp.*+	145,000	2,641,900
Retail Opportunity
Investments Corp.	107,700	1,901,982
Terreno Realty Corp.	20,500	1,322,660
Universal Health Realty, Income Trust	19,600	1,206,380

		23,049,311

Utilities - 1.66%
Clearway Energy, Inc., Class C	81,500	2,158,120
Southwest Gas Holdings, Inc.	40,300	2,667,457

		4,825,577

TOTAL COMMON STOCKS - 99.81%		290,141,530

(Cost $259,865,575)

bridgewayfunds.com	49

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Industry Company		Shares	Value

WARRANTS - 0.05%
Nabors Industries, Ltd., expiring 06/11/26*		15,519	$155,190

TOTAL WARRANTS - 0.05%			155,190

(Cost $ — )
^	Rate^	Shares	Value

MONEY MARKET FUND - 0.03%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	87,435	87,435

TOTAL MONEY MARKET FUND - 0.03%			87,435

(Cost $87,435)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -1.65%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	4,789,899	4,789,899

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.65%			4,789,899

(Cost $4,789,899)

TOTAL INVESTMENTS - 101.54%			$295,174,054
(Cost $264,742,909)
Liabilities in Excess of Other Assets - (1.54%)			(4,487,715)

NET ASSETS - 100.00%			$290,686,339

*   Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2021.

^  Rate disclosed as of June 30, 2021.

+   This security or a portion of the security is out on loan as of June 30, 2021. Total loaned securities had a value of $11,733,435 as of June 30, 2021. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$290,141,530	$—	$—	$290,141,530
Warrants	155,190	—	—	155,190
Money Market Fund	—	87,435	—	87,435
Investments Purchased With Cash Proceeds From Securities Lending	—	4,789,899	—	4,789,899

TOTAL	$290,296,720	$4,877,334	$—	$295,174,054

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

50	Annual Report | June 30, 2021

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Blue Chip Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +7.32%, underperforming our primary market benchmark, the S&P 500 Index (+8.55%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+7.62%), and the Russell Top 50 Mega Cap Index (+10.07%) . It was a good quarter on an absolute basis but a poor one on a relative basis.

For the fiscal year, our Fund returned +39.75%, trailing the S&P 500 Index (+40.79%), the Lipper Large-Cap Core Funds Index (+39.85%), and the Russell Top 50 Mega Cap Index (+40.55%) .

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip Fund	7.32%	39.75%	16.57%	14.58%	10.59%	8.57%
S&P 500 Index	8.55%	40.79%	17.65%	14.84%	10.73%	8.51%
Russell Top 50 Mega Cap Index	10.07%	40.55%	19.57%	15.96%	11.17%	8.02%
Lipper Large-Cap Core Funds Index	7.62%	39.85%	16.57%	13.48%	9.71%	7.58%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Effective July 31, 2019, the Fund’s principal strategies were significantly revised.

www.bridgeway.com	51

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Quarterly Performance

The Fund’s quarterly rebalancing process used to maintain a roughly equal weight portfolio created an underweighting in stocks with higher momentum, which included growth stocks that rebounded after the first quarter of 2021. This positioning detracted from relative results. However, the Fund’s mega-cap design modestly improved relative performance during a quarter in which larger stocks outperformed smaller ones.

From a sector perspective, the Fund’s allocation effect was slightly positive. An underweighting in the Utilities sector and an overweighting in Communication Services sector contributed the most to relative results. In contrast, the Fund’s stock selection effect was negative, largely driven by holdings in the Information Technology, Health Care, Communication Services, and Financials sectors.

Detailed Explanation of Fiscal Year Performance

The Fund’s mega-cap design detracted from relative results, as smaller stocks in the large-cap universe outperformed larger stocks during the 12-month period. The Fund’s emphasis on larger stocks also created an overweighting in lower-volatility stocks. This positioning also detracted from relative performance during the period, as higher volatility stocks delivered stronger returns.

From a sector perspective, the Fund’s allocation effect was positive. Underweightings in the Utilities and Health Care sectors and overweighting in the Energy and Financials sectors added the most to relative returns. In contrast, the Fund’s stock selection effect was negative, largely driven by poor performance from holdings in the Information Technology and Consumer Discretionary sectors.

52	Annual Report | June 30, 2019

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods. The table is intended to provide a frame of reference for size.

			Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	95.5 Years
1 (ultra-large)	9.16%	41.52%	19.21%	15.62%	9.76%
2	7.32%	45.82%	17.12%	14.50%	10.82%
3	6.08%	53.33%	17.38%	13.56%	11.27%
4	4.31%	52.19%	15.78%	12.64%	11.07%
5	5.03%	58.78%	15.81%	11.78%	11.54%
6	5.37%	70.52%	18.67%	13.60%	11.63%
7	4.19%	74.45%	21.57%	15.21%	11.98%
8	3.40%	67.59%	15.72%	11.92%	11.59%
9	4.77%	87.25%	22.74%	14.83%	11.88%
10 (ultra-small)	3.92%	91.29%	21.46%	14.18%	13.57%

[1]

Performance figures are as of the period ended June 30, 2021. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded US stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	53

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip Fund stocks for the fiscal year June 30, 2021:

Rank	Company	Industry	% Contribution to Return
1	QUALCOMM, Inc.	Information Technology	2.6%
2	JPMorgan Chase & Co.	Financials	2.4%
3	United Parcel Service, Inc., Class B	Industrials	2.3%
4	Apple, Inc.	Information Technology	2.1%
5	Facebook, Inc., Class A	Communication Services	2.0%
6	Bank of America Corp.	Financials	1.7%
7	Wells Fargo & Co.	Financials	1.6%
8	Alphabet, Inc., Class C	Communication Services	1.4%
9	Walt Disney Co. (The)	Communication Services	1.4%
10	Alphabet, Inc., Class A	Communication Services	1.4%
11	Microsoft Corp.	Information Technology	1.4%
12	Exxon Mobil Corp.	Energy	1.3%
13	Berkshire Hathaway, Inc., Class B	Financials	1.3%
14	Citigroup, Inc.	Financials	1.2%
15	Comcast Corp., Class A	Communication Services	1.1%
16	Amazon.com, Inc.	Consumer Discretionary	1.1%
17	Raytheon Technologies Corp.	Industrials	1.0%
18	Oracle Corp.	Information Technology	0.9%
19	UnitedHealth Group, Inc.	Health Care	0.9%
20	Visa, Inc., Class A	Information Technology	0.9%
21	Pfizer, Inc.	Health Care	0.8%
22	Boeing Co. (The)	Industrials	0.8%
23	Procter & Gamble Co. (The)	Consumer Staples	0.8%
24	Chevron Corp.	Energy	0.7%
25	Home Depot, Inc. (The)	Consumer Discretionary	0.7%
26	3M Co.	Industrials	0.7%
27	McDonald’s Corp.	Consumer Discretionary	0.7%
28	Carrier Global Corp.	Industrials	0.6%
29	Coca-Cola Co. (The)	Consumer Staples	0.6%
30	International Business Machines Corp.	Information Technology	0.6%
31	Walmart, Inc.	Consumer Staples	0.6%
32	Johnson & Johnson	Health Care	0.5%
33	Cisco Systems, Inc.	Information Technology	0.5%
34	PepsiCo, Inc.	Consumer Staples	0.4%
35	Otis Worldwide Corp.	Industrials	0.3%
36	Merck & Co., Inc.	Health Care	0.2%
37	Verizon Communications, Inc.	Communication Services	0.2%
38	AT&T, Inc.	Communication Services	0.1%
39	Viatris, Inc.	Health Care	0.0%
40	Organon & Co.	Health Care	0.0%
41	Intel Corp.	Information Technology	0.0%

54	Annual Report | June 30, 2021

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	17.3%	11.1%	6.2%
Consumer Discretionary	8.3%	12.3%	-4.0%
Consumer Staples	10.4%	5.9%	4.5%
Energy	4.6%	2.9%	1.7%
Financials	13.3%	11.3%	2.0%
Health Care	9.5%	13.0%	-3.5%
Industrials	12.1%	8.5%	3.6%
Information Technology	24.5%	27.4%	-2.9%
Materials	0.0%	2.6%	-2.6%
Real Estate	0.0%	2.5%	-2.5%
Utilities	0.0%	2.5%	-2.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	55

Blue Chip Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

COMMON STOCKS - 100.00%
Communication Services - 17.31%
Alphabet, Inc., Class A*	3,550	$ 8,668,355
Alphabet, Inc., Class C*	3,429	8,594,171
AT&T, Inc.	343,905	9,897,586
Comcast Corp., Class A	182,100	10,383,342
Facebook, Inc., Class A*	49,450	17,194,259
Verizon Communications, Inc.	177,389	9,939,106
Walt Disney Co. (The)*	57,550	10,115,563

		74,792,382

Consumer Discretionary - 8.31%
Amazon.com, Inc.*	4,620	15,893,539
Home Depot, Inc. (The)	31,600	10,076,924
McDonald’s Corp.	43,100	9,955,669

		35,926,132

Consumer Staples - 10.40%
Coca-Cola Co. (The)	183,814	9,946,175
PepsiCo, Inc.	68,875	10,205,209
Procter & Gamble Co. (The)	106,806	14,411,334
Walmart, Inc.	73,669	10,388,802

		44,951,520

Energy - 4.58%
Chevron Corp.	94,545	9,902,643
Exxon Mobil Corp.	156,787	9,890,124

		19,792,767

Financials - 13.26%
Bank of America Corp.	249,458	10,285,153
Berkshire Hathaway, Inc., Class B*	36,700	10,199,664
Citigroup, Inc.	139,200	9,848,400
JPMorgan Chase & Co.	107,695	16,750,880
Wells Fargo & Co.	226,219	10,245,459

		57,329,556

Health Care - 9.56%
Johnson & Johnson	60,862	10,026,406
Merck & Co., Inc.	133,735	10,400,571
Organon & Co.*	9,803	296,639
Pfizer, Inc.	255,774	10,016,110
UnitedHealth Group, Inc.	25,250	10,111,110
Viatris, Inc.	32,614	466,054

		41,316,890

Industry Company	Shares	Value

Industrials - 12.08%
3M Co.	51,400	$ 10,209,582
Boeing Co. (The)*	41,250	9,881,850
Carrier Global Corp.	73,510	3,572,586
Otis Worldwide Corp.	35,205	2,878,713
Raytheon Technologies Corp.	115,360	9,841,361
United Parcel Service, Inc., Class B	76,013	15,808,424

		52,192,516

Information Technology - 24.50%
Apple, Inc.	120,800	16,544,768
Cisco Systems, Inc.	189,058	10,020,074
Intel Corp.	177,693	9,975,685
International Business Machines Corp.	69,867	10,241,804
Microsoft Corp.	63,895	17,309,155
Oracle Corp.	128,563	10,007,344
QUALCOMM, Inc.	105,150	15,029,090
Visa, Inc., Class A	71,650	16,753,203

		105,881,123

TOTAL COMMON STOCKS - 100.00%		432,182,886

(Cost $165,526,893)

TOTAL INVESTMENTS - 100.00%		$432,182,886
(Cost $165,526,893)
Other Assets in Excess of Liabilities - 0.00%		3,462

NET ASSETS - 100.00%		$ 432,186,348

*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$432,182,886	$ —	$ —	$432,182,886

TOTAL	$432,182,886	$ —	$ —	$432,182,886

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

56	Annual Report | June 30, 2021

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +4.01%, underperforming our primary market benchmark, the S&P 500 Index (+8.55%) but outperforming our peer benchmark, the Lipper Balanced Funds Index (+3.10%). The Fund performed in line with its design during the quarter.

For the fiscal year, our Fund returned +15.33%, underperforming the S&P 500 Index (+40.79%) and the Lipper Balanced Funds Index (+26.44%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	4.01%	15.33%	6.55%	5.50%	4.09%	4.53%
S&P 500 Index	8.55%	40.79%	17.65%	14.84%	10.73%	8.61%
Lipper Balanced Funds Index	3.10%	26.44%	10.71%	8.69%	7.24%	6.50%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	57

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to June 30, 2021

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund captured 47% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 3.98% during the quarter, which was 64% lower than the S&P 500’s annualized standard deviation of 11.09% during the same period.

The portfolio’s equity component contributed the most to the Fund’s results, returning roughly +5%. The portfolio’s options component also added to the Fund’s performance, returning roughly +0.7%. However, the portfolio’s futures component detracted from results, returning roughly -1.7%. This performance was in line with expectations during a rising equity market. Returns for the portfolio’s fixed income component were essentially flat for the quarter.

Detailed Explanation of Fiscal Year Performance

For the year, the Managed Volatility Fund captured 38% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 5.70%, which was 63% lower than the S&P 500’s annualized standard deviation of 15.35% during the 12-month period.

The portfolio’s equity component added the most to performance, returning roughly +19%. The portfolio’s options component also added to the Fund’s performance, returning roughly +3.4%. In contrast, the portfolio’s futures and fixed-income components detracted from the Fund’s results, returning roughly -6.4% and -0.1%, respectively.

The Fund continues to perform as designed, particularly over longer time horizons. For the past 10 years and since inception, the Fund has captured roughly 37% and 53%, respectively, of the S&P 500 Index’s return. The Fund’s annualized standard deviation has been about 56% lower than the indexes for both the last 10 years and since inception.

58	Annual Report | June 30, 2021 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Amazon.com, Inc.	Consumer Discretionary	3.8%
2	Apple, Inc.	Information Technology	2.7%
3	Microsoft Corp.	Information Technology	2.1%
4	Alphabet, Inc., Class C	Communication Services	1.8%
5	Alphabet, Inc., Class A	Communication Services	1.7%
6	QUALCOMM, Inc.	Information Technology	1.7%
7	Adobe, Inc.	Information Technology	1.3%
8	salesforce.com, Inc.	Information Technology	1.3%
9	Intel Corp.	Information Technology	1.2%
10	Generac Holdings, Inc.	Industrials	1.1%

	Total		18.7%

Industry Sector Representation as of June 30, 2021

Asset Type	% of Net Assets
Common Stock	54.8%
Communication Services	5.0%
Consumer Discretionary	7.8%
Consumer Staples	2.8%
Energy	1.3%
Financials	5.4%
Health Care	6.5%
Industrials	6.0%
Information Technology	16.5%
Materials	1.2%
Real Estate	1.2%
Utilities	1.1%
U.S. Government Obligations	33.2%
Call Options Written	-1.4%
Put Options Written	-0.7%
Money Market Fund	7.8%
Cash & Other Assets	6.3%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large

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Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

60	Annual Report | June 30, 2021 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

COMMON STOCKS–54.83%
Communication Services - 5.04%
Alphabet, Inc., Class A*	260	$634,866
Alphabet, Inc., Class C*	260	651,643
AT&T, Inc.#	2,240	64,467
Comcast Corp., Class A#	600	34,212
Discovery, Inc., Class C*	1,014	29,386
Facebook, Inc., Class A*#	600	208,626
Omnicom Group, Inc.#	600	47,994
Verizon Communications, Inc.	900	50,427
Walt Disney Co. (The)*#	565	99,310

		1,820,931

Consumer Discretionary - 7.77%
Amazon.com, Inc.*#	400	1,376,064
Aptiv PLC*	400	62,932
AutoZone, Inc.*	100	149,222
Dollar General Corp.	300	64,917
eBay, Inc.#	500	35,105
Ford Motor Co.*	2,900	43,094
Hasbro, Inc.#	300	28,356
Lowe’s Cos., Inc.#	2,000	387,940
McDonald’s Corp.#	500	115,495
NIKE, Inc., Class B#	600	92,694
PulteGroup, Inc.#	900	49,113
Ross Stores, Inc.	500	62,000
Starbucks Corp.#	900	100,629
Target Corp.	300	72,522
Tesla, Inc.*#	200	135,940
Yum! Brands, Inc.	300	34,509

		2,810,532

Consumer Staples - 2.77%
Archer-Daniels-Midland Co.	400	24,240
Campbell Soup Co.#	2,300	104,857
Coca-Cola Co. (The)	500	27,055
Colgate-Palmolive Co.	400	32,540
Constellation Brands, Inc., Class A#	500	116,945
Costco Wholesale Corp.#	400	158,268
General Mills, Inc.#	800	48,744
J M Smucker Co. (The)	400	51,828
Kimberly-Clark Corp.#	600	80,268
Kroger Co. (The)#	800	30,648
Mondelez International,
Inc., Class A	900	56,196
PepsiCo, Inc.#	900	133,353
Procter & Gamble Co. (The)#	600	80,958

Industry Company	Shares	Value

Consumer Staples (continued)
Walmart, Inc.	400	$56,408

		1,002,308

Energy - 1.32%
Chevron Corp.#	978	102,436
ConocoPhillips#	887	54,018
EOG Resources, Inc.	500	41,720
Exxon Mobil Corp.#	1,500	94,620
Marathon Petroleum Corp.#	1,700	102,714
Phillips 66	593	50,891
Valero Energy Corp.	400	31,232

		477,631

Financials - 5.43%
Allstate Corp. (The)#	300	39,132
American Express Co.	300	49,569
Aon PLC, Class A	300	71,628
Bank of America Corp.	400	16,492
Berkshire Hathaway, Inc., Class B*#	500	138,960
BlackRock, Inc.	200	174,994
Capital One Financial Corp.#	200	30,938
Charles Schwab Corp. (The)	800	58,248
Chubb, Ltd.	461	73,271
Citigroup, Inc.#	810	57,308
Comerica, Inc.	300	21,402
Fidelity National Financial, Inc.#	2,000	86,920
Goldman Sachs Group,
Inc. (The)	200	75,906
Huntington Bancshares,
Inc.#	3,200	45,664
JPMorgan Chase & Co.#	1,000	155,540
KeyCorp.	3,300	68,145
Marsh & McLennan Cos., Inc.	400	56,272
Morgan Stanley#	800	73,352
PNC Financial Services
Group, Inc. (The)	500	95,380
Progressive Corp. (The)#	1,220	119,816
S&P Global, Inc.	500	205,225
T Rowe Price Group, Inc.	200	39,594
Truist Financial Corp.	300	16,650
U.S. Bancorp#	1,900	108,243
Wells Fargo & Co.#	1,871	84,738

		1,963,387

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Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Health Care - 6.46%
Abbott Laboratories#	1,000	$115,930
AbbVie, Inc.#	1,859	209,397
Amgen, Inc.#	500	121,875
Anthem, Inc.	300	114,540
Baxter International, Inc.	300	24,150
Becton Dickinson & Co.	273	66,391
Biogen, Inc.*#	800	277,016
Bristol-Myers Squibb Co.#	1,579	105,509
Cigna Corp.	299	70,884
CVS Health Corp.	400	33,376
Danaher Corp.	200	53,672
DaVita, Inc.*#	700	84,301
Gilead Sciences, Inc.	400	27,544
Johnson & Johnson#	500	82,370
Medtronic PLC	400	49,652
Merck & Co., Inc.#	1,700	132,209
Organon & Co.*	170	5,144
Pfizer, Inc.#	1,700	66,572
Stryker Corp.	160	41,557
Thermo Fisher Scientific, Inc.#	500	252,235
UnitedHealth Group, Inc.#	1,000	400,440

		2,334,764
Industrials - 6.03%
3M Co.#	500	99,315
Boeing Co. (The)*	300	71,868
Carrier Global Corp.	540	26,244
Cummins, Inc.#	1,300	316,953
Emerson Electric Co.	400	38,496
FedEx Corp.#	600	178,998
Generac Holdings, Inc.*#	1,000	415,150
Honeywell International, Inc.#	600	131,610
Ingersoll Rand, Inc.*	176	8,591
Johnson Controls
International PLC#	954	65,473
L3Harris Technologies, Inc.	200	43,230
Lockheed Martin Corp.	270	102,154
Northrop Grumman Corp.#	700	254,401
Otis Worldwide Corp.	270	22,078
Raytheon Technologies Corp.#	1,240	105,784
Republic Services, Inc.	300	33,003
Southwest Airlines Co.*#	1,400	74,326
Trane Technologies PLC	200	36,828
Union Pacific Corp.	300	65,979
United Parcel Service, Inc., Class B	100	20,797

Industry Company	Shares	Value
Industrials (continued)
Waste Management, Inc.#	500	$70,055

		2,181,333
Information Technology - 16.45%
Adobe, Inc.*#	800	468,512
Apple, Inc.#	7,100	972,416
Applied Materials, Inc.#	1,100	156,640
Cisco Systems, Inc.#	3,000	159,000
Citrix Systems, Inc.	500	58,635
Cognizant Technology Solutions Corp., Class A#	700	48,482
HP, Inc.	2,000	60,380
Intel Corp.#	7,700	432,278
International Business
Machines Corp.	200	29,318
Intuit, Inc.	200	98,034
Juniper Networks, Inc.#	1,900	51,965
Mastercard, Inc., Class A#	800	292,072
Micron Technology, Inc.*#	2,100	178,458
Microsoft Corp.#	2,800	758,520
NortonLifeLock, Inc.	1,100	29,942
Oracle Corp.#	860	66,943
PayPal Holdings, Inc.*#	1,100	320,628
QUALCOMM, Inc.#	4,300	614,599
salesforce.com, Inc.*#	1,900	464,113
Teradyne, Inc.#	1,000	133,960
Texas Instruments, Inc.#	470	90,381
Visa, Inc., Class A#	600	140,292
Zscaler, Inc.*#	1,500	324,090

		5,949,658
Materials - 1.24%
Corteva, Inc.	1,033	45,814
Dow, Inc.#	933	59,040
DuPont de Nemours, Inc.#	933	72,223
Ecolab, Inc.	500	102,985
Linde PLC	300	86,730
Sherwin-Williams Co. (The)	300	81,735

		448,527
Real Estate - 1.22%
American Tower Corp.	300	81,042
Crown Castle International Corp.#	700	136,570
Equinix, Inc.	100	80,260
Prologis, Inc.	500	59,765
Public Storage	100	30,069

62	Annual Report | June 30, 2021

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value

Common Stocks (continued)
Real Estate (continued)
Simon Property Group, Inc.	400	$52,192

		439,898
Utilities - 1.10%
American Electric Power Co., Inc.	400	33,836
Dominion Energy, Inc.	420	30,899
Duke Energy Corp.	383	37,810
NextEra Energy, Inc.#	2,400	175,872
Public Service Enterprise
Group, Inc.	900	53,766
Sempra Energy	500	66,240

		398,423

TOTAL COMMON STOCKS - 54.83%		19,827,392

(Cost $9,952,679)

Due Date	Discount Rate or Coupon Rate(a)	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 33.19%
U.S. Treasury Bills - 33.19%
07/22/2021	0.010%	$2,000,000	1,999,947
08/12/2021	0.000%	2,000,000	1,999,877
08/26/2021	0.000%	3,000,000	2,999,802
09/23/2021	0.000%	5,000,000	4,999,446

TOTAL U.S. GOVERNMENT OBLIGATIONS - 33.19%			11,999,072

(Cost $11,999,341)

^ Rate^	Shares	Value

MONEY MARKET FUND - 7.77%
Fidelity Investments Money
Market Government
Portfolio Class I 0.01%	2,810,326	2,810,326

TOTAL MONEY MARKET FUND - 7.77%		2,810,326

(Cost $2,810,326)

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN - 95.79%		34,636,790

(Cost $24,762,346)

Value

WRITTEN OPTIONS - (2.14%)
TOTAL WRITTEN OPTIONS - (2.14%)	$(771,909)

(Premiums Received $(874,337))

TOTAL INVESTMENTS - 93.65%	$33,864,881
(Cost $23,888,009)
Other Assets in Excess of Liabilities - 6.35%	2,294,692

NET ASSETS - 100.00%	$36,159,573

*	Non-income producing security.
#	Security subject to call or put option written by the Fund.
(a)	Rate represents the effective yield at purchase.
^	Rate disclosed as of June 30, 2021.
PLC—Public	Limited Company

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Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (0.72%)

3M Co.	18	$(357,534)	$195.00	07/16/21	$(2,520)
Agilent Technologies, Inc.	10	(147,810)	140.00	08/20/21	(2,490)
Allstate Corp. (The)	20	(260,880)	125.00	07/16/21	(1,140)
Applied Materials, Inc.	38	(541,120)	130.00	10/15/21	(22,230)
Bristol-Myers Squibb Co.	32	(213,824)	62.50	09/17/21	(2,816)
Capital One Financial Corp.	20	(309,380)	150.00	09/17/21	(13,900)
Capital One Financial Corp.	5	(77,345)	160.00	09/17/21	(5,950)
Chegg, Inc.	20	(166,220)	90.00	07/16/21	(15,400)
Cheniere Energy, Inc.	35	(303,590)	85.00	09/17/21	(13,300)
Citigroup, Inc.	52	(367,900)	70.00	10/15/21	(21,060)
Dick’s Sporting Goods, Inc.	40	(400,760)	90.00	09/17/21	(16,800)
Discover Financial Services	30	(354,870)	115.00	10/15/21	(20,700)
Five9, Inc.	15	(275,085)	165.00	07/16/21	(750)
Hasbro, Inc.	5	(47,260)	90.00	10/15/21	(2,100)
Hormel Foods Corp.	10	(47,750)	48.00	09/17/21	(2,000)
Illinois Tool Works, Inc.	5	(111,780)	230.00	09/17/21	(5,875)
Johnson Controls International PLC	57	(391,191)	62.50	07/16/21	(228)
L Brands, Inc.	35	(252,210)	67.50	09/17/21	(14,525)
Lam Research Corp.	5	(325,350)	640.00	07/16/21	(6,525)
McDonald’s Corp.	15	(346,485)	230.00	07/16/21	(2,940)
Mid-America Apartment Communities, Inc.	5	(84,210)	170.00	09/17/21	(3,950)
Molina Healthcare, Inc.	5	(126,530)	240.00	09/17/21	(4,650)
Motorola Solutions, Inc.	13	(281,905)	210.00	10/15/21	(8,645)
PACCAR, Inc.	25	(223,125)	90.00	08/20/21	(10,000)
Pentair PLC	5	(33,745)	65.00	08/20/21	(875)
PulteGroup, Inc.	20	(109,140)	55.00	07/16/21	(3,160)
PulteGroup, Inc.	10	(54,570)	50.00	10/15/21	(2,100)
Realty, Income Corp.	5	(33,370)	67.50	09/17/21	(1,460)
Roku, Inc.	10	(459,250)	340.00	09/17/21	(5,970)
Sea, Ltd.	15	(411,900)	240.00	08/20/21	(9,750)
Snap, Inc., Class A	20	(136,280)	60.00	10/15/21	(8,000)
Tesla, Inc.	5	(339,850)	660.00	07/16/21	(10,280)
Texas Instruments, Inc.	15	(288,450)	190.00	07/16/21	(3,600)
Travelers Cos., Inc. (The)	22	(329,362)	150.00	07/16/21	(5,654)
Trex Co., Inc.	10	(102,210)	95.00	10/15/21	(4,900)
Trex Co., Inc.	5	(51,105)	95.00	07/16/21	(275)
Zendesk, Inc.	24	(346,416)	135.00	07/16/21	(1,776)
Zillow Group, Inc., Class C	5	(61,110)	110.00	08/20/21	(2,525)

Total Exchange Traded Put Options Written (Premiums Received $(533,766))					$(260,819)

64	Annual Report | June 30, 2021

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED CALL OPTIONS WRITTEN - (1.42%)

3M Co.	2	$(39,726)	$200.00	07/16/21	$(434)
Abbott Laboratories	3	(34,779)	120.00	08/20/21	(612)
AbbVie, Inc.	5	(56,320)	110.00	07/16/21	(1,600)
Adobe, Inc.	3	(175,692)	520.00	07/16/21	(21,093)
Amazon.com, Inc.	1	(344,016)	3120.00	07/16/21	(33,305)
Amgen, Inc.	2	(48,750)	250.00	07/16/21	(238)
Apple, Inc.	24	(328,704)	135.00	10/15/21	(19,704)
Applied Materials, Inc.	4	(56,960)	135.00	07/16/21	(3,520)
AT&T, Inc.	10	(28,780)	30.00	10/15/21	(490)
Berkshire Hathaway, Inc., Class B	2	(55,584)	290.00	09/17/21	(830)
Biogen, Inc.	4	(138,508)	275.00	07/16/21	(29,400)
Biogen, Inc.	2	(69,254)	270.00	07/16/21	(16,300)
Bristol-Myers Squibb Co.	5	(33,410)	67.50	09/17/21	(965)
Campbell Soup Co.	10	(45,590)	49.00	08/20/21	(300)
Campbell Soup Co.	4	(18,236)	50.00	08/20/21	(60)
Chevron Corp.	3	(31,422)	110.00	10/15/21	(1,020)
Cisco Systems, Inc.	10	(53,000)	55.00	10/15/21	(1,390)
Citigroup, Inc.	3	(21,225)	70.00	10/15/21	(1,335)
Cognizant Technology Solutions Corp., Class A	3	(20,778)	80.00	07/16/21	(15)
Comcast Corp., Class A	2	(11,404)	60.00	07/16/21	(22)
ConocoPhillips	3	(18,270)	65.00	10/15/21	(801)
Constellation Brands, Inc., Class A	2	(46,778)	230.00	07/16/21	(1,276)
Costco Wholesale Corp.	2	(79,134)	335.00	07/16/21	(12,240)
Crown Castle International Corp.	3	(58,530)	200.00	10/15/21	(2,040)
Cummins, Inc.	13	(316,953)	240.00	09/17/21	(16,640)
DaVita, Inc.	3	(36,129)	110.00	07/16/21	(3,660)
Dow, Inc.	3	(18,984)	67.50	09/17/21	(465)
DuPont de Nemours, Inc.	3	(23,223)	77.50	07/16/21	(387)
eBay, Inc.	2	(14,042)	65.00	07/16/21	(1,120)
Exxon Mobil Corp.	5	(31,540)	65.00	07/16/21	(305)
Facebook, Inc., Class A	2	(69,542)	335.00	09/17/21	(5,296)
FedEx Corp.	3	(89,499)	300.00	07/16/21	(1,515)
Fidelity National Financial, Inc.	20	(86,920)	45.00	09/17/21	(2,600)
Generac Holdings, Inc.	10	(415,150)	320.00	08/20/21	(97,300)
General Mills, Inc.	3	(18,279)	62.50	07/16/21	(75)
Honeywell International, Inc.	3	(65,805)	220.00	09/17/21	(2,376)
Huntington Bancshares, Inc.	10	(14,270)	15.00	10/15/21	(500)
Intel Corp.	50	(280,700)	57.50	10/15/21	(13,800)
Intel Corp.	8	(44,912)	65.00	07/16/21	(32)
Johnson & Johnson	2	(32,948)	175.00	09/17/21	(242)
Johnson Controls International PLC	3	(20,589)	67.50	07/16/21	(570)
JPMorgan Chase & Co.	4	(62,216)	150.00	10/15/21	(4,064)
Juniper Networks, Inc.	6	(16,410)	28.00	07/16/21	(162)
Kimberly-Clark Corp.	3	(40,134)	140.00	07/16/21	(30)
Kroger Co. (The)	3	(11,493)	38.00	07/16/21	(243)
Lowe’s Cos., Inc.	20	(387,940)	180.00	07/16/21	(29,800)
Marathon Petroleum Corp.	5	(30,210)	55.00	07/16/21	(2,800)

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SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2021

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Mastercard, Inc., Class A	3	$(109,527)	$390.00	07/16/21	$(144)
Merck & Co., Inc.	5	(38,885)	77.50	07/16/21	(1,725)
Micron Technology, Inc.	7	(59,486)	92.50	07/16/21	(805)
Microsoft Corp.	10	(270,900)	260.00	07/16/21	(11,900)
Morgan Stanley	4	(36,676)	85.00	07/16/21	(2,800)
NextEra Energy, Inc.	8	(58,624)	77.50	08/20/21	(696)
NIKE, Inc., Class B	3	(46,347)	135.00	07/16/21	(5,844)
Northrop Grumman Corp.	3	(109,029)	345.00	08/20/21	(8,370)
Omnicom Group, Inc.	3	(23,997)	85.00	10/15/21	(645)
Oracle Corp.	3	(23,352)	77.50	09/17/21	(1,059)
PayPal Holdings, Inc.	4	(116,592)	260.00	07/16/21	(12,900)
PepsiCo, Inc.	3	(44,451)	150.00	10/15/21	(1,131)
Pfizer, Inc.	5	(19,580)	41.00	09/17/21	(305)
Procter & Gamble Co. (The)	2	(26,986)	140.00	09/17/21	(336)
Progressive Corp. (The)	4	(39,284)	95.00	08/20/21	(2,120)
QUALCOMM, Inc.	25	(357,325)	140.00	07/16/21	(11,100)
QUALCOMM, Inc.	8	(114,344)	135.00	07/16/21	(6,720)
Raytheon Technologies Corp.	4	(34,124)	90.00	08/20/21	(472)
salesforce.com, Inc.	12	(293,124)	250.00	10/15/21	(15,120)
salesforce.com, Inc.	3	(73,281)	220.00	07/16/21	(7,920)
Southwest Airlines Co.	4	(21,236)	57.50	09/17/21	(656)
Starbucks Corp.	3	(33,543)	120.00	07/16/21	(30)
Teradyne, Inc.	10	(133,960)	130.00	07/16/21	(6,100)
Thermo Fisher Scientific, Inc.	2	(100,894)	490.00	09/17/21	(6,224)
U.S. Bancorp	6	(34,182)	57.50	09/17/21	(1,446)
UnitedHealth Group, Inc.	3	(120,132)	400.00	09/17/21	(4,830)
Visa, Inc., Class A	3	(70,146)	240.00	10/15/21	(2,415)
Walt Disney Co. (The)	3	(52,731)	200.00	07/16/21	(54)
Waste Management, Inc.	2	(28,022)	135.00	07/16/21	(1,098)
Wells Fargo & Co.	6	(27,174)	47.50	09/17/21	(978)
Zscaler, Inc.	15	(324,090)	180.00	09/17/21	(62,175)

Total Exchange Traded Call Options Written (Premiums Received $(340,571))					$(511,090)

66	Annual Report | June 30, 2021

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$19,827,392	$–	$–	$19,827,392
U.S. Government Obligations	–	11,999,072	–	11,999,072
Money Market Fund	–	2,810,326	–	2,810,326

TOTAL	$19,827,392	$14,809,398	$–	$34,636,790

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Written Options	$(528,729)	$(243,180)	$–	$(771,909)

TOTAL	$(528,729)	$(243,180)	$–	$(771,909)

(a) – Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgewayfunds.com	67

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021

ASSETS	Aggressive Investors 1	Ultra–Small Company
Investments at value	$192,332,649	$126,912,926
Cash	–	–
Receivables:
Deposit with brokers for options written	–	–
Portfolio securities sold	7,247,288	–
Fund shares sold	693	150
Dividends and interest	127,419	61,857
Deposits with brokers for future contracts	–	–
Prepaid expenses	27,968	11,757
Total assets	199,736,017	126,986,690

LIABILITIES
Payables:
Portfolio securities purchased	6,304,960	–
Fund shares redeemed	8,254	56
Due to custodian	–	–
Loan payable	–	–
Payable upon return of securities loaned	3,069,832	17,263,266
Accrued Liabilities:
Investment adviser fees	26,285	82,461
Administration fees	917	498
Directors’ fees	809	318
Other	76,902	48,385
Put options written at value	–	–
Call options written at value	–	–
Total liabilities	9,487,959	17,394,984

NET ASSETS	$190,248,058	$109,591,706

NET ASSETS REPRESENT
Paid–in capital	$146,309,012	$61,886,383
Distributable earnings	43,939,046	47,705,323

NET ASSETS	$190,248,058	$109,591,706

Shares of common stock outstanding of $.001 par value(a)	2,302,875	2,359,076

Net asset value, offering price and redemption price per share	$82.61	$46.46

Total investments at cost	$155,783,390	$82,467,894
Premiums received on put options written	$–	$–
Premiums received on call options written	$–	$–

(a)	See Note 1 – Organization in the Notes to Financial Statements for shares authorized for each Fund.
(b)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

68	Annual Report | June 30, 2021

Ultra–Small Company Market		Small–Cap Growth	Small–Cap Value	Blue Chip	Managed Volatility

$437,278,969		$33,625,561	$295,174,054	$432,182,886	$34,636,790
–		–	–	–	118
–		–	–	–	1,597,799
2,026,975		86,607	424,061	2,213,718	–
320,043		–	1,584,823	140,853	–
419,767		26,211	119,236	176,019	8,431
–		–	–	–	744,350
69,589		9,448	43,937	45,677	17,789

440,115,343		33,747,827	297,346,111	434,759,153	37,005,277

1,405,802		124,390	1,067,537	542,731	–
101,881		–	588,854	126,663	18,371
–		–	–	18,017	–
–		–	–	1,691,000	–
51,813,591		624,861	4,789,899	–	–
157,553		13,200	150,252	62,559	14,219
1,773		162	1,346	2,390	196
955		161	206	2,600	151
118,288		35,538	61,678	126,845	40,858
–		–	–	–	260,819
–		–	–	–	511,090

53,599,843		798,312	6,659,772	2,572,805	845,704

$386,515,500		$32,949,515	$290,686,339	$432,186,348	$36,159,573

$250,964,414		$23,392,901	$254,398,587	$118,366,126	$25,909,850
135,551,086		9,556,614	36,287,752	313,820,222	10,249,723

$386,515,500		$32,949,515	$290,686,339	$432,186,348	$36,159,573

19,710,712		926,015	7,965,829	27,290,333	2,110,439

$19.61	(b)	$35.58	$36.49	$15.84	$17.13

$318,927,938		$22,558,982	$264,742,909	$165,526,893	$24,762,346
$–		$–	$–	$–	$533,766
$–		$–	$–	$–	$340,571

bridgewayfunds.com	69

STATEMENTS OF OPERATIONS

Year Ended June 30, 2021

	Aggressive Investors 1	Ultra-Small Company

INVESTMENT INCOME
Dividends	$2,649,901	$779,549
Less: foreign taxes withheld	(46,622)	–
Interest	81	80
Securities lending	33,661	584,143

Total Investment Income	2,637,021	1,363,772

EXPENSES
Investment advisory fees - Base fees	1,516,271	736,019
Investment advisory fees - Performance adjustment	(1,383,937)	–
Administration fees	12,614	5,982
Accounting fees	68,118	59,443
Transfer agent fees	120,392	59,260
Audit fees	18,900	13,100
Legal fees	18,614	8,874
Custody fees	5,050	10,285
Blue sky fees	24,298	12,236
Directors’ and officers’ fees	20,913	9,635
Shareholder servicing fees	90,793	22,794
Reports to shareholders	32,484	21,242
Insurance expenses	15,391	5,960
Miscellaneous expenses	18,527	9,643

Total Expenses	578,428	974,473

Less investment advisory fees waived and other expenses reimbursed	–	–

Net Expenses	578,428	974,473

NET INVESTMENT INCOME (LOSS)	2,058,593	389,299

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	27,414,847	9,796,782
Foreign Currency Transactions	(342)	–
Written options	–	–
Futures contracts	–	–
Net Realized Gain	27,414,505	9,796,782

Change in Unrealized Appreciation (Depreciation) on:
Investments	34,798,943	50,056,987
Foreign Currency Transactions	61	–
Written options	–	–
Net Change in Unrealized Appreciation (Depreciation)	34,799,004	50,056,987

Net Realized and Unrealized Gain on Investments	62,213,509	59,853,769

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,272,102	$60,243,068

See Notes to Financial Statements.

70	Annual Report | June 30, 2021

Ultra-Small Company Market	Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility

$ 2,190,342	$212,818	$1,114,626	$10,053,174	$269,168
–	–	(2,002)	–	(1)
244	12	236	18	8,855
1,619,063	66,926	134,938	–	–

3,809,649	279,756	1,247,798	10,053,192	278,022

1,208,535	168,872	576,258	362,124	191,430
–	(20,039)	7,930	–	–
17,275	2,090	6,284	34,706	2,410
86,099	50,390	59,198	103,609	55,097
109,820	51,358	68,265	97,896	37,981
17,000	10,200	10,800	47,100	16,600
24,754	3,012	8,100	49,674	3,455
17,528	3,081	3,080	8,775	3,473
33,339	22,870	28,872	32,128	22,907
27,619	3,449	9,138	57,814	3,964
197,285	13,453	58,975	84,426	20,376
34,072	18,101	20,386	101,430	18,200
15,883	2,513	3,296	54,456	3,398
21,560	5,670	8,250	48,101	6,229
1,810,769	335,020	868,832	1,082,239	385,520
–	(70,707)	–	(403,286)	(85,613)
1,810,769	264,313	868,832	678,953	299,907
1,998,880	15,443	378,966	9,374,239	(21,885)

19,005,394	3,633,476	12,764,810	98,537,719	1,923,288
–	–	–	–	–
–	–	–	–	945,522
–	–	–	–	(2,157,221)
19,005,394	3,633,476	12,764,810	98,537,719	711,589

124,778,419	11,065,366	35,004,764	40,856,217	3,689,284
–	–	–	–	–
–	–	–	–	150,528
124,778,419	11,065,366	35,004,764	40,856,217	3,839,812
143,783,813	14,698,842	47,769,574	139,393,936	4,551,401
$ 145,782,693	$14,714,285	$48,148,540	$148,768,175	$4,529,516

bridgewayfunds.com	71

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company

	Year Ended June 30,		Year Ended June 30,
	2021	2020	2021	2020

OPERATIONS
Net investment income (loss)	$2,058,593	$1,660,943	$389,299	$(54,440)
Net realized gain (loss) on investments	27,414,505	(8,521,044)	9,796,782	(6,373,492)
Net change in unrealized appreciation (depreciation) on investments	34,799,004	(6,969,652)	50,056,987	796,445
Net increase (decrease) in net assets resulting from operations	64,272,102	(13,829,753)	60,243,068	(5,631,487)

DISTRIBUTIONS:

From net investment income and net realized gains	(1,732,414)	(2,253,130)	–	(780,772)
Net decrease in net assets from distributions	(1,732,414)	(2,253,130)	–	(780,772)

SHARE TRANSACTIONS:
Proceeds from sale of shares	2,136,945	3,719,722	1,088,923	849,248
Reinvestment of distributions	1,638,001	2,129,245	–	717,092
Cost of shares redeemed	(18,794,352)	(28,404,888)	(9,251,627)	(11,648,151)
Redemption fees	–	–	–	–
Net increase (decrease) in net assets resulting from share transactions	(15,019,406)	(22,555,921)	(8,162,704)	(10,081,811)
Net increase (decrease) in net assets	47,520,282	(38,638,804)	52,080,364	(16,494,070)

NET ASSETS:
Beginning of year	142,727,776	181,366,580	57,511,342	74,005,412
End of year	$190,248,058	$142,727,776	$109,591,706	$57,511,342

SHARES ISSUED & REDEEMED
Issued	29,281	62,834	40,314	37,716
Distributions reinvested	23,370	33,964	–	30,206
Redeemed	(272,131)	(499,246)	(287,845)	(523,857)
Net increase (decrease)	(219,480)	(402,448)	(247,531)	(455,935)
Outstanding at beginning of year	2,522,355	2,924,803	2,606,607	3,062,542
Outstanding at end of year	2,302,875	2,522,355	2,359,076	2,606,607

See Notes to Financial Statements.

72	Annual Report | June 30, 2021

Ultra-Small Company Market		Small-Cap Growth		Small-Cap Value

Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2021	2020	2021	2020	2021	2020

$1,998,880	$2,383,677	$15,443	$(1,031)	$378,966	$408,780
19,005,394	6,060,316	3,633,476	(3,365,549)	12,764,810	(3,833,907)

124,778,419	(31,075,170)	11,065,366	(2,340,625)	35,004,764	(2,753,107)

145,782,693	(22,631,177)	14,714,285	(5,707,205)	48,148,540	(6,178,234)

(6,648,679)	(2,859,334)	(64,595)	(948)	(341,445)	(1,172,540)

(6,648,679)	(2,859,334)	(64,595)	(948)	(341,445)	(1,172,540)

167,302,221	21,194,644	1,132,281	693,366	256,235,664	1,623,820
6,293,685	2,712,320	58,093	882	323,105	1,120,299
(76,694,671)	(84,776,967)	(5,665,866)	(14,296,024)	(43,730,499)	(14,994,132)
426,353	43,193	–	–	–	–

97,327,588	(60,826,810)	(4,475,492)	(13,601,776)	212,828,270	(12,250,013)

236,461,602	(86,317,321)	10,174,198	(19,309,929)	260,635,365	(19,600,787)

150,053,898	236,371,219	22,775,317	42,085,246	30,050,974	49,651,761

$386,515,500	$150,053,898	$32,949,515	$22,775,317	$290,686,339	$30,050,974

9,117,423	2,168,366	34,869	32,165	7,480,642	92,441
455,404	240,241	2,066	35	13,808	52,522
(4,934,214)	(8,173,523)	(207,291)	(668,843)	(1,347,670)	(778,674)

4,638,613	(5,764,916)	(170,356)	(636,643)	6,146,780	(633,711)
15,072,099	20,837,015	1,096,371	1,733,014	1,819,049	2,452,760

19,710,712	15,072,099	926,015	1,096,371	7,965,829	1,819,049

bridgewayfunds.com	73

STATEMENT OF CHANGES IN NET ASETS (continued)

	Blue Chip		Managed Volatility
	Year Ended June 30,		Year Ended June 30,
	2021	2020	2021	2020

OPERATIONS
Net investment income (loss)	$9,374,239	$11,693,674	$(21,885)	$230,830
Net realized gain on investments	98,537,719	41,982,231	711,589	1,377,027
Net change in unrealized appreciation (depreciation) on investments	40,856,217	(36,814,622)	3,839,812	(350,798)
Net increase in net assets resulting from operations	148,768,175	16,861,283	4,529,516	1,257,059

DISTRIBUTIONS:
From net investment income and net realized gains	(91,100,282)	(56,389,851)	(1,473,611)	(311,246)
Net decrease in net assets from distributions	(91,100,282)	(56,389,851)	(1,473,611)	(311,246)

SHARE TRANSACTIONS:
Proceeds from sale of shares	60,420,912	87,807,618	9,488,495	2,755,337
Reinvestment of distributions	83,703,120	51,355,855	1,374,622	289,211
Cost of shares redeemed	(247,005,654)	(127,263,400)	(7,142,381)	(5,264,419)
Net increase (decrease) in net assets resulting from share transactions	(102,881,622)	11,900,073	3,720,736	(2,219,871)
Net increase (decrease) in net assets	(45,213,729)	(27,628,495)	6,776,641	(1,274,058)

NET ASSETS:
Beginning of year	477,400,077	505,028,572	29,382,932	30,656,990
End of year	$432,186,348	$477,400,077	$36,159,573	$29,382,932

SHARES ISSUED & REDEEMED
Issued	3,926,283	6,093,425	573,942	181,398
Distributions reinvested	6,141,095	3,477,038	85,433	18,866
Redeemed	(16,963,300)	(9,086,282)	(437,858)	(348,707)
Net increase (decrease)	(6,895,922)	484,181	221,517	(148,443)
Outstanding at beginning of year	34,186,255	33,702,074	1,888,922	2,037,365
Outstanding at end of year	27,290,333	34,186,255	2,110,439	1,888,922

See Notes to Financial Statements.

74	Annual Report | June 30, 2021

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30

	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$56.59	$62.01	$74.05	$66.37	$54.75

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.86	0.61	0.98	0.23	(0.14)
Net Realized and Unrealized Gain (Loss)	25.88	(5.21)	(6.93)	7.45	12.12

Total from Investment Operations	26.74	(4.60)	(5.95)	7.68	11.98

Less Distributions to Shareholders from:
Net Investment Income	(0.72)	(0.82)	(1.21)	–	(0.36)
Net Realized Gain	–	–	(4.88)	–	–

Total Distributions	(0.72)	(0.82)	(6.09)	–	(0.36)

Net Asset Value, End of Year	$82.61	$56.59	$62.01	$74.05	$66.37(b)

Total Return	47.48%	(7.53%)	(6.67%)	11.57%(b)	21.90%(b)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$190,248	$142,728	$181,367	$227,562	$224,073
Expenses Before Waivers and Reimbursements	0.34%(c)	0.28%(c)	0.35%(c)	0.96%	1.66%
Expenses After Waivers and Reimbursements	0.34%	0.28%	0.35%	0.96%	1.66%
Net Investment Income (Loss) After Waivers and Reimbursements	1.22%	1.04%	1.52%	0.31%	(0.23%)
Portfolio Turnover Rate	88%	125%	102%	105%	153%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)

For years ended June 30, 2021, June 30, 2020 and June 30, 2019 the expense ratios were significantly lower than in other periods, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

bridgewayfunds.com	75

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$22.06	$24.16	$32.13	$30.04	$25.99

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.16	(0.02)	0.28	(0.04)	0.32
Net Realized and Unrealized Gain (Loss)	24.24	(1.80)	(5.14)	2.73	4.06

Total from Investment Operations	24.40	(1.82)	(4.86)	2.69	4.38

Less Distributions to Shareholders from:
Net Investment Income	–	(0.28)	(0.01)	(0.41)	(0.33)
Net Realized Gain	–	–	(3.10)	(0.19)	–

Total Distributions	–	(0.28)	(3.11)	(0.60)	(0.33)

Net Asset Value, End of Year	$46.46(b)	$22.06	$24.16	$32.13	$30.04

Total Return	110.61%	(7.63%)	(14.48%)	9.13%	16.88%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$109,592	$57,511	$74,005	$96,754	$100,984
Expenses Before Waivers and Reimbursements	1.19%	1.32%	1.21%	1.18%	1.18%
Expenses After Waivers and Reimbursements	1.19%	1.32%	1.21%	1.18%	1.18%
Net Investment Income (Loss) After Waivers and Reimbursements	0.48%	(0.09%)	1.00%	(0.14%)	1.14%
Portfolio Turnover Rate	82%	104%	93%	89%	113%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

76	Annual Report | June 30, 2021

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$9.96	$11.34	$15.81	$14.93	$12.77

Income from Investment Operations:
Net Investment Income(a)	0.13	0.13	0.11	0.08	0.17
Net Realized and Unrealized Gain (Loss)	9.98	(1.36)	(2.93)	2.76	3.18

Total from Investment Operations	10.11	(1.23)	(2.82)	2.84	3.35

Less Distributions to Shareholders from:

Net Investment Income	(0.14)	(0.15)	(0.08)	(0.02)	(0.15)
Net Realized Gain	(0.35)	–	(1.57)	(1.94)	(1.04)

Total Distributions	(0.49)	(0.15)	(1.65)	(1.96)	(1.19)

Paid-in Capital from Redemption Fees(a)	0.03	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Year	$19.61	$9.96	$11.34	$15.81	$14.93

Total Return	103.83%	(10.99%)(c)	(16.98%)(c)	20.86%(c)	26.61%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$386,516	$150,054	$236,371	$378,144	$352,190
Expenses Before Waivers and Reimbursements	0.75%	0.82%	0.77%	0.75%	0.76%
Expenses After Waivers and Reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	0.83%	1.27%	0.84%	0.52%	1.21%
Portfolio Turnover Rate	52%	51%	38%	35%	31%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

bridgewayfunds.com	77

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30

	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$20.77	$24.28	$30.32	$24.92	$20.33

Income from Investment Operations:

Net Investment Income (Loss)(a)	0.02	(0.00)(b)	(0.03)	0.09	0.06

Net Realized and Unrealized Gain (Loss)	14.86	(3.51)	(3.43)	5.36	4.60

Total from Investment Operations	14.88	(3.51)	(3.46)	5.45	4.66

Less Distributions to Shareholders from:

Net Investment Income	(0.07)	–	(0.10)	(0.05)	(0.07)

Net Realized Gain	–	(0.00)(b)	(2.48)	–	–

Total Distributions	(0.07)	–	(2.58)	(0.05)	(0.07)

Net Asset Value, End of Year	$35.58	$20.77	$24.28	$30.32	$24.92

Total Return(c)	71.70%	(14.46%)	(10.81%)	21.91%	22.97%

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$32,950	$22,775	$42,085	$55,472	$46,544

Expenses Before Waivers and Reimbursements	1.19%	1.22%(d)	1.11%	1.08%	1.16%

Expenses After Waivers and Reimbursements	0.94%	0.94%(d)	0.94%	0.94%	0.94%

Net Investment Income (Loss) After Waivers and Reimbursements	0.05%	(0.00%)(e)	(0.10%)	0.35%	0.24%

Portfolio Turnover Rate	93%	115%	102%	122%	136%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.
(d)	Includes interest expense of 0.01%.
(e)	Amount represents less than 0.005%.

See Notes to Financial Statements.

78	Annual Report | June 30, 2021

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$16.52	$20.24	$29.60	$24.82	$20.87

Income from Investment Operations:
Net Investment Income(a)	0.12	0.19	0.47	0.20	0.22
Net Realized and Unrealized Gain (Loss)	20.05	(3.40)	(5.72)	4.81	3.97

Total from Investment Operations	20.17	(3.21)	(5.25)	5.01	4.19

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.51)	(0.74)	(0.23)	(0.24)
Net Realized Gain	–	–	(3.37)	–	–

Total Distributions	(0.20)	(0.51)	(4.11)	(0.23)	(0.24)

Net Asset Value, End of Year	$36.49	$16.52	$20.24	$29.60	$24.82

Total Return	122.77%	(16.43%)(b)	(17.12%)(b)	20.32%(b)	20.08%(b)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$290,686	$30,051	$49,652	$69,317	$61,981
Expenses Before Waivers and Reimbursements	0.91%	1.12%	1.00%	0.94%	0.98%
Expenses After Waivers and Reimbursements	0.91%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.40%	1.01%	1.97%	0.74%	0.95%
Portfolio Turnover Rate	91%	87%	84%	78%	77%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP

	Year Ended June 30

	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$13.96	$14.99	$14.62	$13.71	$12.28

Income from Investment Operations:
Net Investment Income(a)	0.31	0.33	0.34	0.31	0.30
Net Realized and Unrealized Gain	4.73	0.28	1.75	1.33	1.44

Total from Investment Operations	5.04	0.61	2.09	1.64	1.74

Less Distributions to Shareholders from:
Net Investment Income	(0.35)	(0.32)	(0.31)	(0.31)	(0.31)
Net Realized Gain	(2.81)	(1.32)	(1.41)	(0.42)	–

Total Distributions	(3.16)	(1.64)	(1.72)	(0.73)	(0.31)

Net Asset Value, End of Year	$15.84	$13.96	$14.99	$14.62	$13.71

Total Return(b)	39.75%	3.49%	16.26%	11.98%	14.33%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$432,186	$477,400	$505,029	$567,513	$550,902
Expenses Before Waivers and Reimbursements	0.24%	0.27%	0.25%	0.22%	0.25%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.07%	2.28%	2.28%	2.17%	2.30%
Portfolio Turnover Rate	7%	15%	20%	14%	17%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

80	Annual Report | June 30, 2021

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$15.56	$15.05	$15.75	$14.79	$14.20

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.01)	0.12	0.16	0.10	0.06
Net Realized and Unrealized Gain	2.35	0.55	0.06	0.95	0.59

Total from Investment Operations	2.34	0.67	0.22	1.05	0.65

Less Distributions to Shareholders from:
Net Investment Income	–	(0.16)	(0.31)	(0.09)	(0.06)
Net Realized Gain	(0.77)	–	(0.61)	–	–

Total Distributions	(0.77)	(0.16)	(0.92)	(0.09)	(0.06)

Net Asset Value, End of Year	$17.13	$15.56	$15.05	$15.75	$14.79

Total Return(b)	15.33%	4.45%	1.74%	7.11%	4.59%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$36,160	$29,383	$30,657	$32,816	$36,523
Expenses Before Waivers and Reimbursements	1.21%	1.27%	1.24%	1.20%	1.12%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.07%)	0.77%	1.06%	0.64%	0.42%
Portfolio Turnover Rate	41%	68%	69%	50%	50%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2021

1. Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of June 30, 2021. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

On May 13, 2021, the Board of Directors of Bridgeway Funds, Inc., on behalf of the Small-Cap Growth Fund (“SCG Fund”), approved a Plan of Reorganization, under which the SCG Fund will be reorganized with and into the Small-Cap Value Fund (“SCV Fund”). Under the Plan of Reorganization, the SCG Fund will transfer all of its assets and liabilities to the SCV Fund in exchange for shares of the SCV Fund, which will be distributed to shareholders of the SCG Fund at the same total value as held in the SCG Fund immediately prior to the reorganization. The Plan of Reorganization is subject to approval by the shareholders of the SCG Fund.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2021, 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Aggressive Investor 1, Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures, and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their

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June 30, 2021

primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume, and if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment which is held by each Fund, except Blue Chip.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2021 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Funds or the borrower at any time. During the year ended June 30, 2021 the Blue Chip and Managed Volatility Funds did not have any securities lending transactions.

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June 30, 2021

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of June 30, 2021:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Aggressive Investors 1
Securities lending	$3,069,832	$–	$3,069,832	$–	$3,069,832	$–

Ultra-Small Company
Securities lending	$17,263,266	–	$17,263,266	–	$17,263,266	–

Ultra-Small Company Market
Securities lending	$51,813,591	–	$51,813,591	–	$51,813,591	–

Small-Cap Growth
Securities lending	$624,861	–	$624,861	–	$624,861	–

Small-Cap Value
Securities lending	$4,789,899	–	$4,789,899	–	$4,789,899	–

[1]	Securities loaned with a value of $585,430 in Ultra-Small Company Market have been sold and are pending settlement on June 30, 2021.

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan

Aggressive Investors 1
Securities lending	U.S.Gov’t Obligations	0.00%- 7.50%	07/15/21- 02/15/51	$17,710,023	$3,069,832	$20,779,855	$20,082,950

Ultra-Small Company
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	07/13/21- 02/15/51	$6,498,246	$17,263,266	$23,761,512	$22,964,759

Ultra-Small Company Market
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	07/13/21- 02/15/51	$18,326,765	$51,813,591	$70,140,356	$66,117,234

Small-Cap Growth
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	07/13/21- 02/15/51	$3,494,408	$624,861	$4,119,269	$3,989,951

Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	07/13/21- 02/15/51	$7,099,108	$4,789,899	$11,889,007	$11,733,435

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2021, the collateral consisted of an institutional government money market fund and US Government Obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account, maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Sector Concentration Risk Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national, and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income, and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized using the effective interest method. Income from the securities lending program is recorded when earned from the securities lending agent and reflected in the Statement of Operations under “Securities lending.”

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

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June 30, 2021

Derivatives The Funds’ use of derivatives for the year ended June 30, 2021 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities
Equity Risk
Managed Volatility:
Written Put Options	–	$260,819	Put options written at value
Written Call Options	–	511,090	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations
Equity Risk
Managed Volatility:
Written Options	$945,522	$150,528	Realized Gain (Loss) on Written Options Change in Unrealized Appreciation (Depreciation) on Written Options

Futures Contracts	$(2,157,221)	–	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of June 30, 2021, as disclosed in the Schedule of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended June 30, 2021, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or US Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2021, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written

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is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of June 30, 2021 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2021.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1 Fund, Small-Cap Growth Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on a Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period, provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period, provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance fee adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2021. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ended 06/30/21

Aggressive Investors 1	1.75%	$–
Ultra-Small Company	1.85%	–
Ultra-Small Company Market	0.75%	–
Small-Cap Growth	0.94%	70,707
Small-Cap Value	0.94%	–
Blue Chip	0.15%	403,286
Managed Volatility	0.94%	85,613

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2021 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$–	$933,510
Ultra-Small Company	5,357,724	13,328,886
Ultra-Small Company Market	28,105,203	6,272,157
Small-Cap Growth	626,826	744,278
Small-Cap Value	2,863,076	4,035,536

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds;(iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2021 for its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $209,000, payable in equal monthly installments. Effective July 1, 2021 the Adviser will be paid an annual aggregate fee of $150,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are paid $12,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2021 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ –	$146,209,489	$ –	$162,500,859
Ultra-Small Company	–	65,956,324	–	74,312,674
Ultra-Small Company Market	–	215,183,870	–	123,153,113
Small-Cap Growth	–	25,740,437	–	30,631,585
Small-Cap Value	–	302,222,149	–	89,660,292
Blue Chip	–	31,554,670	–	216,087,051
Managed Volatility	–	7,287,362	–	10,716,179

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2021, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$38,606,303	$45,923,968	$130,611,168
Gross depreciation (excess of tax cost over value)	(2,057,044)	(1,493,996)	(12,480,890)
Net unrealized appreciation	$36,549,259	$44,429,972	$118,130,278
Cost of investments for income tax purposes	$155,783,390	$82,482,954	$319,148,691

		Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)		$11,195,408	$39,031,652
Gross depreciation (excess of tax cost over value)		(128,829)	(8,600,507)
Net unrealized appreciation		$11,066,579	$30,431,145
Cost of investments for income tax purposes		$22,558,982	$264,742,909

		Blue Chip	Managed Volatility
Gross appreciation (excess of value over tax cost)		$266,655,993	$10,290,464
Gross depreciation (excess of tax cost over value)		(2,295,512)	(324,622)
Net unrealized appreciation		$264,360,481	$9,965,842
Cost of investments for income tax purposes		$167,822,405	$23,899,039

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2021 and June 30, 2020 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income	$1,732,414	$2,253,130	$–	$780,772
Long-Term Capital Gain	–	–	–	–
Total	$1,732,414	$2,253,130	$–	$780,772

	Ultra-Small Company Market		Small-Cap Growth
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income	$1,880,651	$2,859,334	$64,595	$–
Long-Term Capital Gain	4,768,028	–	–	948
Total	$6,648,679	$2,859,334	$64,595	$948

	Small-Cap Value		Blue Chip
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income	$341,445	$1,172,540	$9,979,722	$11,094,115
Long-Term Capital Gain	–	–	81,120,560	45,295,736
Total	$341,445	$1,172,540	$91,100,282	$56,389,851

			Managed Volatility
			Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income			$–	$230,830
Long-Term Capital Gain			1,473,611	80,416
Total			$1,473,611	$311,246

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2021, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-term	Total
Small-Cap Growth	$1,500,590	$–	$1,500,590

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Components of Accumulated Earnings As of June 30, 2021, the components of accumulated earnings on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$326,611	$323,382	$1,841,011
Capital Loss Carryovers	–	–	–
Accumulated Net Realized Gain on Investments	7,063,114	2,951,969	15,579,797
Qualified Late Year Deferred Losses*	–	–	–
Net Unrealized Appreciation of Investments	36,549,321	44,429,972	118,130,278
Total	$43,939,046	$47,705,323	$135,551,086

		Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income (Loss)		$(3,239)	$5,856,607
Capital Loss Carryovers		(1,500,590)	–
Accumulated Net Realized Gain on Investments		–	–
Qualified Late Year Deferred Losses*		(6,136)	–
Net Unrealized Appreciation of Investments		11,066,579	30,431,145
Total		$9,556,614	$36,287,752

		Blue Chip	Managed Volatility
Accumulated Net Investment Income		$3,549,883	$146,278
Capital Loss Carryovers		–	–
Accumulated Net Realized Gain on Investments		45,909,858	137,603
Qualified Late Year Deferred Losses*		–	–
Net Unrealized Appreciation of Investments		264,360,481	9,965,842
Total		$313,820,222	$10,249,723

*

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2022. The Small- Cap Growth has elected to defer qualified ordinary late year losses of ($6,136). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip and Managed Volatility Funds have no deferred qualified ordinary late-year losses, short term capital losses or long term capital losses.

For the fiscal year June 30, 2021, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$–	$25,089	$1,672,503
Distributable Earnings	–	(25,089)	(1,672,503)

		Increase (Decrease)
		Small-Cap Growth	Small-Cap Value
Paid-In Capital		$–	$–
Distributable Earnings		–	–

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

	Increase (Decrease)
	Blue Chip	Managed Volatility
Paid-In Capital	$ 7,795,359	$–
Distributable Earnings	(7,795,359)	–

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 10, 2021. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2021, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.37%	$535,805	77	$1,574	$1,459,000
Ultra-Small Company	1.36%	332,281	32	401	836,000
Ultra-Small Company Market	1.38%	971,682	99	3,679	8,123,500
Small-Cap Growth	1.40%	132,299	67	345	564,000
Small-Cap Value	1.35%	1,401,806	31	1,626	6,804,000
Blue Chip	1.38%	781,010	288	8,615	12,607,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2021, Blue Chip had loans outstanding in the amount of $1,691,000, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements except as noted in Note 1.

bridgewayfunds.com	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2021

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Aggressive Investors 1 Fund, Ultra-Small Company Fund,

Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund,

Blue Chip Fund, and Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip Fund, and Managed Volatility Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 26, 2021

96	Annual Report | June 30, 2021

OTHER INFORMATION
June 30, 2021 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders, based upon each Fund’s income and distributions for the taxable year ended June 30, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2021. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there under.

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	68.31%	0.00%	62.09%
Qualified Dividend Income	97.70%	0.00%	62.03%
Qualified Interest Related Dividends	0.00%	0.00%	0.29%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Small-Cap Growth	Small-Cap Value
Corporate Dividends Received Deduction	100.00%	13.64%
Qualified Dividend Income	100.00%	13.16%
Qualified Interest Related Dividends	0.00%	0.02%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	0.00%

	Blue Chip	Managed Volatility
Corporate Dividends Received Deduction	100.00%	0.00%
Qualified Dividend Income	100.00%	0.00%
Qualified Interest Related Dividends	0.02%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	0.00%

US Government Income represents the amount of interest that was derived from direct US Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2021, the Funds paid distributions from ordinary income and long-term capital gain that included equalization debits summarized below:

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OTHER INFORMATION (continued)
June 30, 2021 (Unaudited)

		Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Ordinary Income Distributions		$1,732,414	$—	$1,880,651
Equalization Debits Included in Ordinary Income Distributions		—	—	157,777
Long-Term Capital Gain Distributions		—	—	4,768,028
Equalization Debits Included in Long-Term Capital Gain Distributions		—	—	1,514,726

	Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility
Ordinary Income Distributions	$64,595	$341,445	$9,979,722	$—
Equalization Debits Included in Ordinary Income Distributions	—	—	683,044	—
Long-Term Capital Gain Distributions	—	—	81,120,560	1,473,611
Equalization Debits Included in Long-Term Capital Gain Distributions	—	—	7,112,315	—

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2021 are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Liquidity Risk Management Program Review

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Each series (the “Funds”) of Bridgeway Funds, Inc. (the “Company”) has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Company’s Board of Directors (the “Board”) has designated the Liquidity Risk Management Committee (“LRMC”) of Bridgeway Capital Management, LLC, the investment adviser to the Funds, as the Program Administrator for each Fund. As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio investments into one of four liquidity categories (Highly

98	Annual Report | June 30, 2021 (Unaudited)

OTHER INFORMATION (continued)
June 30, 2021 (Unaudited)

Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid investments that are assets (“Illiquid Assets”). The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid Assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls (i.e., instances when the percentage of a Fund’s net assets in Highly Liquid investments is below the Fund’s current HLIM), including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the LRMC considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements or other funding sources. Classification of the Fund’s portfolio investments into one of the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not currently required to establish an HLIM.

At a meeting of the Company’s Board of Directors held on February 11, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy, and effectiveness of its implementation for the annual period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). In its report to the Board, the Program Administrator concluded that the Program is reasonably designed to comply with the Liquidity Rule to assess and manage liquidity risk of each Fund, was implemented adequately and effectively and operated for each Fund during the Reporting Period and each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund.

There can be no assurance that in the future the Program will achieve its objectives of reducing the risk that the Funds will be unable to meet their redemption obligations and mitigating the dilution of the interests of Fund shareholders. Please refer to the Funds’ Statement of Additional Information for more information regarding the Funds’ exposure to liquidity risk and other risks to which the Funds may be subject.

5. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, LLC (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 13, 2021, the Board, including a majority of the Independent Directors, met (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”)

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and others to consider information bearing on the continuation of the Management Agreement with respect to the following funds of the Company: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip Fund and Managed Volatility Fund (each a “Fund” and together, the “Funds”). The Meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

•

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge, an independent provider of investment company data;

•	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

•	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

•	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

•	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

•	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors met with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for all of the Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

•

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

•	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

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OTHER INFORMATION (continued)
June 30, 2021 (Unaudited)

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

•	the Adviser’s risk assessment and management process;

•	the Adviser’s representation that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers; and

•	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds. The Directors also took into account information they had received from the Adviser throughout the year concerning the impact of the COVID-19 pandemic on, among other things, the Adviser’s operations, financial condition and assets under management.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent six-month, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2020 as well as Fund performance compared with its benchmark for one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020 . The Board considered the Adviser’s representation that the differences in the performance of the similarly managed accounts (if any) and Fund performance were within ranges that the Adviser expects for the relevant accounts/ Funds given, for example, differences in cash flows, investment restrictions, account size and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and investment performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2020 provided by the Adviser and from Broadridge:

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•

With regard to the Aggressive Investors 1 Fund, the Fund was in the fourth quintile relative to its Peer Group for the one-year period and the Fund ranked in the fifth quintile for the three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for the since inception period, but underperformed its benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund’s smaller size tilt, exposure to higher volatility stocks, non-market-cap weighting and underperformance to certain models had detracted from the Fund’s relative performance. The Board also took into account that the Adviser continued to engage in research that has the potential to positively impact the Fund and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Ultra-Small Company Fund, the Fund had second quintile performance compared to its Peer Group for the one-year period, the Fund ranked in the third quintile for the three-year period and the Fund ranked in the fifth quintile for the five-year and ten-year periods. The Fund outperformed its primary benchmark for the since-inception period, but underperformed its benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund is notably smaller than its small-cap peers, a design feature which has worked against the Fund in recent history and has negatively impacted its peer relative performance and that peer performance was also negatively impacted by the inherent value tilt of the CRSP10 Index relative to the Fund’s small-cap peers. The Board also took into account continued efforts to reduce transaction costs and that the Fund’s performance was generally in line with its design although out of favor in the current market environment, and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Ultra-Small Company Market Fund, the Fund ranked in the second quintile for the one-year period and the Fund ranked in the third quintile for the three-year, five-year and ten-year periods. The Fund underperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the variability in the Fund’s performance relative to peers is expected and largely explained by the market capitalization differences between the ultra-small cap nature of the Fund and the other small-cap funds in its Peer Group as well as by the inherent value tilt of the CRSP 10 Index relative to small-cap peers in general.    Based on their review, the Directors concluded that the Fund’s performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Small-Cap Growth Fund, the Fund ranked in the fifth quintile relative to its Peer Group for the one-year, three-year, five-year and ten-year periods. The Fund underperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. The Board took into account the Adviser’s discussion of the Fund’s performance and its proposal to reorganize the Fund into the Small-Cap Value Fund. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Small-Cap Value Fund, the Fund was in the first quintile for the one-year and ten-year periods and the Fund ranked in the second quintile for the three-year and five-year periods, as compared with its Peer Group. The Fund outperformed its primary benchmark over the one-year, three-year and ten-year periods and underperformed its benchmark for the five-year and since-inception periods. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Blue Chip Fund, the Fund had performance in the fourth quintile of its Peer Group for the one-year period, the Fund ranked in the third quintile for the three-year period and the Fund ranked in the second quintile for the five-year and ten-year periods. The Fund outperformed its primary benchmark for the since inception period, but underperformed its benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund’s underperformance relative to its Peer Group and primary benchmark was expected given the Fund’s design and larger market cap relative to both its Peer Group and primary benchmark. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Managed Volatility Fund, the Fund had performance in the second quintile of its Peer Group for the one-year period and had performance in the third quintile of its Peer Group for the three-year period (Broadridge did not

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OTHER INFORMATION (continued)
June 30, 2021 (Unaudited)

provide five-year and ten-year quintile information). The Fund underperformed its primary benchmark for the one-year, three-year, five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund is not designed to outperform its primary benchmark, but instead is designed to capture market return while limiting volatility, which from inception to date the Fund has done. The Board also considered the Adviser’s statement that this performance is in line with the Fund’s design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

With respect to management fee differences between the Funds and other investment company clients of the Adviser, the Board considered that, unlike the Funds, the Adviser serves as a sub-adviser to the other investment company clients, which generally requires the Adviser to furnish fewer services than the services it provides to the Funds. The Board also considered the fees charged to other investment company clients of the Adviser, as well as the Adviser’s representation that for certain Funds, the Adviser did not manage comparable investment companies.

With respect to management fee differences between the Funds and other non-investment company clients of the Adviser, the Board considered that: (i) the management fee charged to the Ultra-Small Company Market Fund is lower than that charged to comparable clients; (ii) the asset-based management fee charged to the Aggressive Investors 1 Fund is higher than that charged to comparable clients, while the Fund’s performance fee rate is significantly lower than the performance fee rate charged to comparable clients (and there are other differences in the performance fee calculations); and (iii) the Adviser had no advisory clients comparable to the other Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (excluding any performance fees and using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and any performance fees, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and performance fees, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses. In particular, the Board considered the following:

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OTHER INFORMATION (continued)
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•

The Aggressive Investors 1 Fund’s contractual management fee was in the third quintile of its Peer Group (excluding the performance fee) and the Fund’s actual management fees and actual total expenses (factoring in the performance fee) were each in the first quintile of its Peer Group. The Board also considered the impact of the Fund’s performance fee on the fee comparisons.

•

With respect to the Ultra-Small Company Fund, the Board considered that the Fund’s contractual management fees and actual total expense ratio were each in the third quintile of its Peer Group, and actual management fees were in the fourth quintile. The Board took into account that the Fund’s total expenses, which included the actual management fee, were only slightly above the median of its Peer Group.

•

With respect to the Managed Volatility Fund, the Board considered that the Fund’s contractual management fees and actual management fees were each in the second quintile of its Peer Group and the Fund’s actual total expenses were in the first quintile of its Peer Group.

•

With respect to the Ultra-Small Company Market Fund, the Small-Cap Growth Fund, the Small-Cap Value Fund, and the Blue Chip Fund, the Board considered that each Fund was in the first quintile of its applicable Peer Group for the contractual management fee, actual management fee and total expense ratio. The Board also considered the impact of the performance fee arrangement on actual management fees for the Small-Cap Value and Small-Cap Growth Funds.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain asset percentage levels.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2017, December 31, 2018, December 31, 2019 and December 31, 2020. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating certain Funds at a loss but that the Adviser had the resources necessary to continue providing the same level of services to those Funds. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from such breakpoints. With respect to Ultra-Small Company Market Fund and Managed Volatility Fund, the Board considered the Adviser’s representation that it believes that neither Fund will produce significant economies of scale because each Fund involves intensive and time-consuming portfolio and trading management, and as a result, neither Fund has breakpoints in its management fee schedule. Lastly, although the Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip Fund and Managed Volatility Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to their respective Peer Groups and ahead of the

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OTHER INFORMATION (continued)
June 30, 2021 (Unaudited)

economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES
June 30, 2021 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2021 and held until June 30, 2021.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/21	Ending Account Value at 6/30/21	Expense Ratio	Expenses Paid During Period* 1/1/21 - 6/30/21

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,157.78	0.38%	$2.03
Hypothetical Fund Return	$1,000.00	$1,022.91	0.38%	$1.91

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,457.46	1.15%	$7.01
Hypothetical Fund Return	$1,000.00	$1,019.09	1.15%	$5.76

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,391.76	0.75%	$4.45
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%	$3.76

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,239.29	0.94%	$5.22
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,537.07	0.91%	$5.72
Hypothetical Fund Return	$1,000.00	$1,020.28	0.91%	$4.56

Bridgeway Blue Chip Fund
Actual Fund Return	$1,000.00	$1,151.16	0.15%	$0.80
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

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DISCLOSURE OF FUND EXPENSES (continued)
June 30, 2021 (Unaudited)

	Beginning Account Value at 1/1/21	Ending Account Value at 6/30/21	Expense Ratio	Expenses Paid During Period* 1/1/21 - 6/30/21

Bridgeway Managed Volatility Fund
Actual Fund Return	$1,000.00	$1,056.10	0.94%	$4.79
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

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DIRECTORS & OFFICERS
June 30, 2021 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 66	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 58	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013.	Nine	Calvert Funds (39 Portfolios)

Evan Harrel Age 60	Director	Term: 1 Year Length: 2006 to Present.	Chief Operating Officer, Center for Compassionate Leadership since January 2020; Independent Consultant, 2016 to January 2020.	Nine	None

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DIRECTORS & OFFICERS (continued)
June 30, 2021 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 65	Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, LLC, since 2010; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Nine	None

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DIRECTORS & OFFICERS (continued)
June 30, 2021 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 63	Vice President	Term: 1 Year Length: 2004 to Present.	Staff member, Bridgeway Capital Management, LLC, since 2000.	N/A	None

Deborah L. Hanna Age 56	Treasurer, Chief Compliance Officer and Secretary	Term: 1 Year Length: Treasurer and Chief Compliance Officer April 2020 to Present. Secretary 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 66	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, LLC, since 2010.	N/A	None

Tammira Philippe Age 47	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, LLC, since March 2016.	N/A	None

*	Independent Chairman
[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.
[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, LLC, and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 800-661-3550.

110	Annual Report | June 30, 2021 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

bridgewayfunds.com	111

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@ sec.gov.

A no-load mutual fund family

Annual Report

June 30, 2021

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

bridgewayfunds.com

June 30, 2021

Bridgeway Funds Standardized Returns as of June 30, 2021 (Unaudited)

			Annualized
Fund[1]	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	7.99%	39.79%	94.92%	12.77%	N/A	12.41%	8/31/2011	0.72%	0.60%
Omni Tax-Managed Small-Cap Value	7.90%	39.27%	93.49%	12.30%	10.08%	10.27%	12/31/2010	0.75%	0.61%

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2021.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at bridgewayfunds.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgewayfunds.com. Funds are available for purchase by residents of the United States, Puerto Rico, US Virgin Islands, and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	Annual Report | June 30, 2021

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2021 (Unaudited)

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

bridgewayfunds.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June 30, 2021 (Unaudited)

Market Review

Performance across domestic equity markets was positive for the June 2021 quarter. Broad market returns for the quarter rose +8.24%, as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2021, broad market stocks advanced +44.16%, as represented by the Russell 3000 Index. Value stocks outperformed growth stocks in all size categories. Smaller stocks outperformed their larger peers. As a result, small-cap value stocks, as represented by the Russell 2000 Value Index, had the best 12-month performance, returning +73.28%. Large-cap growth stocks, as represented by the Russell 1000 Growth Index, had the year’s worst performance, returning +42.50%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among US stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2021

	Quarter	Fiscal Year
Best Performing	+11.93% Russell 1000® Growth Index	+73.28% Russell 2000® Value Index
	+11.38% Russell 3000® Growth Index	+53.06% Russell Midcap® Value Index
	+11.07% Russell Midcap® Growth Index	+51.36% Russell 2000® Growth Index
	+5.66% Russell Midcap® Value Index	+45.40% Russell 3000® Value Index
	+5.21% Russell 1000® Value Index	+43.77% Russell Midcap® Growth Index
	+5.16% Russell 3000® Value Index	+43.68% Russell 1000® Value Index
	+4.56% Russell 2000® Value Index	+42.99% Russell 3000® Growth Index
Worst Performing	+3.92% Russell 2000® Growth Index	+42.50% Russell 1000® Growth Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and strive for risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Annual Report | June 30, 2021 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +7.99%, outperforming our primary market benchmark, the Russell 2000 Value Index (+4.56%). It was a good quarter.

For the fiscal year, our Fund returned +94.92%, outperforming the Russell 2000 Value Index (+73.28%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	7.99%	94.92%	12.77%	12.41%
Russell 2000 Value Index	4.56%	73.28%	13.62%	12.48%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgewayfunds.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to June 30, 2021

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2021, we held 634 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund benefited from its primary design features during the quarter. The Fund’s tilt toward smaller stocks in the small-cap value universe boosted relative returns, as the benchmark’s smaller stocks outpaced their larger counterparts. The impact of the Fund’s tilt toward deeper value stocks was neutral during the period due to mixed performance among different valuation metrics.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to the Utilities sector, which was one of the worst-performing sectors during the quarter, improved relative returns. However, the Fund’s lack of exposure to REITs detracted from relative results as these securities outperformed the benchmark during the quarter.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics benefited relative results, as value was in favor for much of the 12-month period. The Fund’s tilt toward smaller stocks in the small-cap value universe also improved relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to these stocks added considerably to the Fund’s relative returns. Both sectors were among the weakest performers during the 12-month period.

4	Annual Report | June 30, 2021 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Antero Resources Corp.	Energy	1.2%
2	Southwestern Energy Co.	Energy	0.9%
3	Signet Jewelers, Ltd.	Consumer Discretionary	0.8%
4	Dillard’s, Inc., Class A	Consumer Discretionary	0.8%
5	Adient PLC	Consumer Discretionary	0.8%
6	United States Steel Corp.	Materials	0.7%
7	Surgery Partners, Inc.	Health Care	0.7%
8	Navient Corp.	Financials	0.7%
9	Domtar Corp.	Materials	0.7%
10	WESCO International, Inc.	Industrials	0.7%

	Total		8.0%

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.0%	4.5%	-1.5%
Consumer Discretionary	16.8%	8.3%	8.5%
Consumer Staples	3.4%	2.8%	0.6%
Energy	13.1%	6.6%	6.5%
Financials	29.9%	25.3%	4.6%
Health Care	2.6%	11.4%	-8.8%
Industrials	18.0%	15.2%	2.8%
Information Technology	4.4%	5.5%	-1.1%
Materials	7.5%	4.7%	2.8%
Real Estate	1.1%	11.1%	-10.0%
Utilities	0.0%	4.6%	-4.6%
Cash & Other Assets	0.2%	0.0%	0.2%

Total	100.0%	100.0%
Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgewayfunds.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Annual Report | June 30, 2021 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
COMMON STOCKS - 99.79%
Communication Services - 3.03%
Alaska Communications Systems Group, Inc.*	377,100	$1,255,743
AMC Networks, Inc., Class A*+	55,000	3,674,000
ATN International, Inc.	33,500	1,523,915
Beasley Broadcast Group, Inc., Class A*	163,600	472,804
Consolidated Communications Holdings, Inc.*	199,000	1,749,210
Cumulus Media, Inc., Class A*	84,100	1,232,065
DallasNews Corp.	8,875	66,030
DHI Group, Inc.*	185,000	625,300
Emmis Communications Corp., Class A*	102,700	282,425
Entercom Communications Corp.*+	271,245	1,169,066
Entravision Communications Corp., Class A	260,800	1,742,144
EW Scripps Co. (The), Class A	223,166	4,550,355
Fluent, Inc.*	150,000	439,500
Gray Television, Inc.	248,400	5,812,560
Lions Gate Entertainment Corp., Class B*	100,000	1,830,000
Marcus Corp. (The)*	13,350	283,153
Mediaco Holding, Inc., Class A*+	12,992	46,771
Meredith Corp.*	130,000	5,647,200
Saga Communications, Inc., Class A	21,761	471,126
Salem Media Group, Inc.*	1,700	4,335
Spok Holdings, Inc.	15,000	144,300
Telephone and Data Systems, Inc.	135,800	3,077,228
Townsquare Media, Inc., Class A*	129,900	1,656,225
Urban One, Inc.*	151,800	762,036

		38,517,491
Consumer Discretionary - 16.75%
Abercrombie & Fitch Co., Class A*	150,000	6,964,500
Adient PLC*	210,500	9,514,600
Adtalem Global Education, Inc.*	51,200	1,824,768
AMCON Distributing Co.	1,350	206,698
American Axle & Manufacturing Holdings, Inc.*	172,200	1,782,270

Industry Company	Shares	Value

Consumer Discretionary (continued)
American Public Education, Inc.*	47,600	$1,348,984
Ark Restaurants Corp.*	12,600	248,850
Asbury Automotive Group, Inc.*	44,600	7,643,102
Barnes & Noble Education, Inc.*	141,884	1,022,984
Bassett Furniture Industries, Inc.	30,400	740,240
Beazer Homes USA, Inc.*	118,500	2,285,865
Bed Bath & Beyond, Inc.*+	128,000	4,261,120
Big 5 Sporting Goods Corp.+	113,700	2,919,816
Big Lots, Inc.	90,000	5,940,900
Biglari Holdings, Inc., Class B*	6,200	988,714
BJ’s Restaurants, Inc.*	50,000	2,457,000
Bluegreen Vacations Holding Corp.*	78,758	1,417,644
Build-A-Bear Workshop, Inc.*	47,100	815,301
Carrols Restaurant Group, Inc.*	138,100	829,981
Cato Corp. (The), Class A	32,500	548,275
Century Casinos, Inc.*	81,600	1,095,888
Century Communities, Inc.	95,200	6,334,608
China Automotive Systems, Inc.*	95,650	471,554
Chuy’s Holdings, Inc.*+	23,000	856,980
Citi Trends, Inc.*	33,840	2,944,080
Conn’s, Inc.*	61,900	1,578,450
Container Store Group, Inc. (The)*	155,450	2,027,068
Crown Crafts, Inc.	21,050	159,348
Del Taco Restaurants, Inc.	79,900	799,799
Delta Apparel, Inc.*	29,900	882,648
Dillard’s, Inc., Class A+	55,500	10,038,840
Dixie Group, Inc. (The)*	34,800	101,964
Dover Motorsports, Inc.	94,500	212,625
Ethan Allen Interiors, Inc.	75,500	2,083,800
Express, Inc.*+	135,000	876,150
Fiesta Restaurant Group, Inc.*	87,500	1,175,125
Flanigan’s Enterprises, Inc.*	2,500	100,775
Fossil Group, Inc.*+	146,000	2,084,880
Full House Resorts, Inc.*	121,000	1,202,740
GameStop Corp., Class A*+	25,100	5,374,914
Genesco, Inc.*	45,000	2,865,600
G-III Apparel Group, Ltd.*+	118,000	3,877,480
Golden Entertainment, Inc.*	94,500	4,233,600

bridgewayfunds.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)
Good Times Restaurants, Inc.*	106,000	$433,540
Goodyear Tire & Rubber Co. (The)*	116,322	1,994,922
Group 1 Automotive, Inc.+	44,400	6,856,692
Guess?, Inc.	50,000	1,320,000
Haverty Furniture Cos., Inc.	64,400	2,753,744
Hibbett, Inc.*	45,900	4,114,017
Hooker Furniture Corp.	26,000	900,640
Houghton Mifflin Harcourt Co.*	278,600	3,075,744
J Alexander’s Holdings, Inc.*	45,150	525,546
Lakeland Industries, Inc.*	25,250	563,833
Lands’ End, Inc.*	92,600	3,801,230
Lazydays Holdings, Inc.*+	30,000	660,000
Lifetime Brands, Inc.	77,650	1,162,421
Lincoln Educational Services Corp.*	75,000	583,500
Live Ventures, Inc.*	3,200	197,120
Lumber Liquidators Holdings, Inc.*	25,000	527,500
M/I Homes, Inc.*	70,000	4,106,900
MarineMax, Inc.*+	77,000	3,752,980
Modine Manufacturing Co.*	162,800	2,700,852
Motorcar Parts of America, Inc.*	65,000	1,458,600
Movado Group, Inc.	45,000	1,416,150
New Home Co., Inc. (The)*	57,900	339,873
ODP Corp. (The)*	145,000	6,961,450
Perdoceo Education Corp.*	126,000	1,546,020
Playa Hotels & Resorts NV*	211,404	1,570,732
Red Robin Gourmet Burgers, Inc.*+	22,300	738,353
Rocky Brands, Inc.	30,300	1,684,680
Select Interior Concepts, Inc., Class A*	75,800	712,520
Shoe Carnival, Inc.+	49,100	3,515,069
Signet Jewelers, Ltd.*+	124,400	10,050,276
Sonic Automotive, Inc., Class A	106,100	4,746,914
Sportsman’s Warehouse Holdings, Inc.*	100,000	1,777,000
Strattec Security Corp.*	18,800	835,848
Superior Group of Cos., Inc.	74,200	1,774,122
Tandy Leather Factory, Inc.*	22,700	113,500
Tenneco, Inc., Class A*	237,000	4,578,840
Tilly’s, Inc., Class A	88,300	1,411,034
TravelCenters of America, Inc.*+	61,340	1,793,582

Industry Company	Shares	Value

Consumer Discretionary (continued)
Tri Pointe Homes, Inc.*	266,000	$5,700,380
Unifi, Inc.*	64,273	1,565,690
Unique Fabricating, Inc.*+	35,000	129,500
Vista Outdoor, Inc.*+	163,287	7,556,922
VOXX International Corp.*	82,100	1,150,221
Weyco Group, Inc.	23,000	514,510
Zovio, Inc.*	57,000	147,630
Zumiez, Inc.*	79,800	3,909,402

		212,870,527

Consumer Staples - 3.40%
Alico, Inc.	22,861	813,852
Andersons, Inc. (The)	96,900	2,958,357
Central Garden & Pet Co., Class A*	52,400	2,530,920
Coffee Holding Co., Inc.*	23,000	123,510
Edgewell Personal Care Co.+	150,300	6,598,170
Fresh Del Monte Produce, Inc.+	118,200	3,886,416
Ingles Markets, Inc., Class A	63,400	3,694,318
Lifeway Foods, Inc.*	5,000	25,900
Mannatech, Inc.	8,400	231,840
Natural Alternatives International, Inc.*	18,100	306,614
Natural Grocers by Vitamin Cottage, Inc.	36,100	387,714
Oil-Dri Corp. of America	17,558	600,132
Rite Aid Corp.*+	225,500	3,675,650
Seneca Foods Corp., Class A*	40,100	2,048,308
SpartanNash Co.+	110,946	2,142,367
United Natural Foods, Inc.*+	221,000	8,172,580
Village Super Market, Inc., Class A	31,009	729,022
Weis Markets, Inc.	82,325	4,252,909

		43,178,579

Energy - 13.07%
Adams Resources & Energy, Inc.	23,100	639,639
Alto Ingredients, Inc.*+	116,900	714,259
Antero Resources Corp.*	1,020,000	15,330,600
Archrock, Inc.	404,000	3,599,640
Ardmore Shipping Corp.*	123,988	523,229
Berry Corp.	138,771	932,541
Bonanza Creek Energy, Inc.	70,000	3,294,900
Bristow Group, Inc.*	68,266	1,748,292

8	Annual Report | June 30, 2021

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Energy (continued)
Centennial Resource Development, Inc., Class A*	752,500	$5,101,950
Comstock Resources, Inc.*	577,800	3,853,926
CONSOL Energy, Inc.*	80,500	1,486,835
Dawson Geophysical Co.*	118,000	307,980
DHT Holdings, Inc.	572,322	3,714,370
Diamond S Shipping, Inc.*	104,000	1,035,840
Dorian LPG, Ltd.*	161,300	2,277,556
Earthstone Energy, Inc., Class A*	194,000	2,147,580
Epsilon Energy, Ltd.*+	90,000	450,000
Frontline, Ltd.+	413,200	3,718,800
Geospace Technologies Corp.*	75,000	606,750
Golar LNG, Ltd.*	220,000	2,915,000
Goodrich Petroleum Corp.*	37,300	556,889
Green Plains, Inc.*+	95,200	3,200,624
Helix Energy Solutions Group, Inc.*+	460,500	2,629,455
International Seaways, Inc.	55,000	1,054,900
Liberty Oilfield Services, Inc., Class A*	248,700	3,521,592
Mammoth Energy Services, Inc.*+	121,400	557,226
Matador Resources Co.	113,250	4,078,133
Murphy Oil Corp.+	300,000	6,984,000
Nabors Industries, Ltd.*	19,800	2,261,952
NACCO Industries, Inc., Class A	20,445	532,388
National Energy Services Reunited Corp.*+	278,700	3,971,475
Natural Gas Services Group, Inc.*+	60,152	618,363
Navigator Holdings, Ltd.*	200,000	2,190,000
Navios Maritime Acquisition Corp.	74,700	254,727
Newpark Resources, Inc.*	306,700	1,061,182
Nine Energy Service, Inc.*	35,000	102,900
Nordic American Tankers, Ltd.+	621,700	2,039,176
Northern Oil and Gas, Inc.	77,070	1,600,744
Oil States International, Inc.*	53,400	419,190
Overseas Shipholding Group, Inc., Class A*+	593,300	1,239,997
Par Pacific Holdings, Inc.*	159,100	2,676,062
Patterson-UTI Energy, Inc.	564,000	5,606,160
PBF Energy, Inc., Class A*	25,000	382,500
PDC Energy, Inc.	44,600	2,042,234
Penn Virginia Corp.*+	49,500	1,168,695
ProPetro Holding Corp.*	242,500	2,221,300

Industry Company	Shares	Value

Energy (continued)
Range Resources Corp.*+	315,000	$5,279,400
Ranger Energy Services, Inc.*	38,400	307,200
Renewable Energy Group, Inc.*+	96,885	6,039,811
Ring Energy, Inc.*+	175,000	521,500
RPC, Inc.*+	555,000	2,747,250
SandRidge Energy, Inc.*	130,050	816,714
Scorpio Tankers, Inc.+	161,467	3,560,347
Select Energy Services, Inc., Class A*	152,500	921,100
SM Energy Co.	243,000	5,985,090
Smart Sand, Inc.*+	132,000	439,560
Solaris Oilfield Infrastructure, Inc., Class A	107,900	1,050,946
Southwestern Energy Co.*	1,917,123	10,870,087
Talos Energy, Inc.*	153,400	2,399,176
Teekay Corp.*+	390,000	1,450,800
Teekay Tankers, Ltd., Class A*+	103,625	1,494,273
TETRA Technologies, Inc.*	219,600	953,064
Transocean, Ltd.*+	1,441,000	6,513,320
US Silica Holdings, Inc.*	235,000	2,716,600
VAALCO Energy, Inc.*	400,000	1,300,000
World Fuel Services Corp.	108,600	3,445,878

		166,183,667

Financials - 29.86%
1st Constitution Bancorp+	33,000	682,770
1st Source Corp.	75,000	3,484,500
ACNB Corp.	5,000	139,550
Allegiance Bancshares, Inc.	51,500	1,979,660
Amalgamated Financial Corp.	84,000	1,312,920
A-Mark Precious Metals, Inc.	5,000	232,500
Amerant Bancorp, Inc.*	79,394	1,697,444
American National Bankshares, Inc.	25,000	777,250
American River Bankshares	21,300	385,530
AmeriServ Financial, Inc.	118,000	463,740
Ames National Corp.	1,008	24,706
Argo Group International Holdings, Ltd.	80,984	4,197,401
Atlantic Capital Bancshares, Inc.*	50,500	1,285,730
Axos Financial, Inc.*	139,510	6,471,869
Banc of California, Inc.	112,500	1,973,250

bridgewayfunds.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Banco Latinoamericano de Comercio Exterior SA, Class E	113,400	$1,742,958
Bank of Commerce Holdings	73,041	1,097,076
Bank of NT Butterfield & Son, Ltd. (The)	128,500	4,555,325
Bank of Princeton (The)	19,480	558,492
Bank7 Corp.	51,500	888,375
BankFinancial Corp.	59,912	685,393
Bankwell Financial Group, Inc.	11,000	304,040
Banner Corp.	25,800	1,398,618
Bar Harbor Bankshares	50,966	1,458,647
BCB Bancorp, Inc.	60,400	812,380
Berkshire Hills Bancorp, Inc.	134,801	3,694,895
Boston Private Financial Holdings, Inc.	195,700	2,886,575
Brookline Bancorp, Inc.	250,000	3,737,500
Bryn Mawr Bank Corp.	47,800	2,016,682
Business First Bancshares, Inc.	65,000	1,491,750
Byline Bancorp, Inc.	95,000	2,149,850
C&F Financial Corp.	1,200	61,200
Cadence BanCorp	260,000	5,428,800
Camden National Corp.	4,000	191,040
Capital Bancorp, Inc.*	30,000	613,500
Capital City Bank Group, Inc.	31,000	799,490
Capstar Financial Holdings, Inc.	10,000	205,000
CB Financial Services, Inc.	14,000	310,100
CBTX, Inc.	12,125	331,134
Central Pacific Financial Corp.	20,000	521,200
Central Valley Community Bancorp	55,000	1,108,250
Century Bancorp, Inc., Class A	5,000	570,000
Chemung Financial Corp.	19,500	864,045
Citizens Community Bancorp, Inc.	28,000	383,040
Citizens, Inc.*+	106,040	560,952
Civista Bancshares, Inc.	42,523	939,758
CNB Financial Corp.	41,900	956,158
Codorus Valley Bancorp, Inc.	16,122	323,085
Community Bankers Trust Corp.	63,800	723,492
Community Financial Corp. (The)	12,500	431,250

Industry Company	Shares	Value

Financials (continued)
Community Trust Bancorp, Inc.	60,000	$2,422,800
Community West Bancshares	40,000	523,200
ConnectOne Bancorp, Inc.	93,346	2,442,865
Consumer Portfolio Services, Inc.*	146,650	659,925
Cortland Bancorp	10,000	267,500
County Bancorp, Inc.	20,000	679,200
Cowen, Inc., Class A+	89,100	3,657,555
Crawford & Co., Class A	60,000	544,200
Curo Group Holdings Corp.	45,600	775,200
Customers Bancorp, Inc.*	79,591	3,103,253
Dime Community Bancshares, Inc.	106,116	3,567,620
Donegal Group, Inc., Class A	89,000	1,296,730
Donnelley Financial Solutions, Inc.*	54,100	1,785,300
Eagle Bancorp Montana, Inc.	13,800	317,400
Eagle Bancorp, Inc.	72,070	4,041,686
Elevate Credit, Inc.*	157,900	563,703
Emclaire Financial Corp.	1,200	34,884
Employers Holdings, Inc.	76,300	3,265,640
Encore Capital Group, Inc.*+	67,500	3,198,825
Enova International, Inc.*	90,407	3,092,823
Enterprise Bancorp, Inc.	29,475	965,306
Enterprise Financial Services Corp.	81,100	3,762,229
Equity Bancshares, Inc., Class A*	37,100	1,131,179
Esquire Financial Holdings, Inc.*	22,000	521,400
ESSA Bancorp, Inc.	25,200	413,028
Evans Bancorp, Inc.	20,501	760,587
EZCORP, Inc., Class A*+	33,900	204,417
Farmers National Banc Corp.	54,550	846,070
Federal Agricultural Mortgage Corp., Class C	5,500	543,950
FedNat Holding Co.	46,600	193,390
Financial Institutions, Inc.	50,000	1,500,000
First BanCorp Puerto Rico	520,600	6,205,552
First Bancorp/Southern Pines NC	70,200	2,871,882
First Bancshares, Inc. (The)	49,200	1,841,556
First Bank	55,000	744,700
First Busey Corp.	123,500	3,045,510

10	Annual Report | June 30, 2021

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
First Business Financial Services, Inc.	26,400	$714,648
First Capital, Inc.	35	1,518
First Choice Bancorp	38,000	1,157,100
First Commonwealth Financial Corp.	273,800	3,852,366
First Community Bankshares, Inc.	4,579	136,683
First Financial Corp.	33,862	1,382,247
First Financial Northwest, Inc.	42,882	649,662
First Guaranty Bancshares, Inc.	24,974	486,494
First Internet Bancorp	6,600	204,468
First Merchants Corp.	128,100	5,337,927
First Mid Bancshares, Inc.	51,500	2,086,265
First Midwest Bancorp, Inc.	266,400	5,282,712
First National Corp.	18,000	361,440
First Northwest Bancorp	2,000	35,100
First of Long Island Corp. (The)	20,600	437,338
First United Corp.	21,876	381,299
First US Bancshares, Inc.	6,468	69,660
Flushing Financial Corp.	93,297	1,999,355
FNCB Bancorp, Inc.+	6,000	43,620
Franklin Financial Services Corp.	6,100	194,834
FVCBankcorp, Inc.*	22,000	379,720
Genworth Financial, Inc., Class A*	1,300,000	5,070,000
Global Indemnity Group, LLC, Class A	57,600	1,517,760
Great Southern Bancorp, Inc.	10,000	539,000
Great Western Bancorp, Inc.	98,300	3,223,257
Hallmark Financial Services, Inc.*	45,000	200,250
Hanmi Financial Corp.	68,000	1,296,080
Hawthorn Bancshares, Inc.+	26,262	602,188
HCI Group, Inc.+	20,000	1,988,600
Heartland Financial USA, Inc.	102,100	4,797,679
Hennessy Advisors, Inc.+	7,000	65,240
Heritage Commerce Corp.	12,900	143,577
Heritage Financial Corp.	88,400	2,211,768
Heritage Insurance Holdings, Inc.	70,100	601,458
HMN Financial, Inc.*	23,800	506,940
Home Bancorp, Inc.	21,994	838,191

Industry Company	Shares	Value

Financials (continued)
HomeStreet, Inc.	54,500	$2,220,330
Hope Bancorp, Inc.	280,800	3,981,744
Horace Mann Educators Corp.	87,000	3,255,540
Horizon Bancorp, Inc.	177,667	3,096,736
Howard Bancorp, Inc.*	71,000	1,145,230
Independent Bank Corp.	47,500	1,031,225
Independent Bank Group, Inc.	98,000	7,250,040
Investar Holding Corp.	40,000	915,600
James River Group Holdings, Ltd.	77,200	2,896,544
Kingstone Cos., Inc.	45,300	353,340
Lakeland Bancorp, Inc.	125,850	2,199,858
Landmark Bancorp, Inc.	15,297	413,172
LCNB Corp.	45,500	744,835
LendingClub Corp.*	156,500	2,837,345
Limestone Bancorp, Inc.*	23,450	390,208
Luther Burbank Corp.	183,197	2,172,716
Mackinac Financial Corp.	48,500	958,360
Malvern Bancorp, Inc.*	4,900	90,601
Manning & Napier, Inc.*	262,875	2,068,826
Marlin Business Services Corp.	23,580	536,681
Mercantile Bank Corp.	25,000	755,000
Merchants Bancorp	9,974	391,380
Meridian Bancorp, Inc.	40,000	818,400
Meridian Corp.	17,500	459,375
Meta Financial Group, Inc.	83,931	4,249,427
Metrocity Bankshares, Inc.	9,291	162,685
Metropolitan Bank Holding Corp.*	21,400	1,288,708
Mid Penn Bancorp, Inc.+	5,500	150,975
Middlefield Banc Corp.+	34,000	802,400
Midland States Bancorp, Inc.	28,200	740,814
MidWestOne Financial Group, Inc.	41,460	1,192,804
Mr Cooper Group, Inc.*	211,966	7,007,596
MVB Financial Corp.	32,600	1,390,716
National Western Life Group, Inc., Class A	11,314	2,538,748
Navient Corp.	450,000	8,698,500
NI Holdings, Inc.*	50,000	950,500
Nicholas Financial, Inc.*	43,400	486,948
Nicolet Bankshares, Inc.*+	7,300	513,482
NMI Holdings, Inc., Class A*	215,000	4,833,200
Northeast Bank+	37,500	1,120,125
Northfield Bancorp, Inc.	55,000	902,000
Northwest Bancshares, Inc.	113,200	1,544,048

bridgewayfunds.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Financials (continued)
Oak Valley Bancorp	2,000	$36,340
OceanFirst Financial Corp.	114,123	2,378,323
Ocwen Financial Corp.*	25,001	774,531
OFG Bancorp	120,000	2,654,400
Old Point Financial Corp.	1,000	24,260
Old Second Bancorp, Inc.	85,550	1,060,820
OP Bancorp+	91,900	924,514
Oportun Financial Corp.*	78,000	1,562,340
Oppenheimer Holdings, Inc., Class A	39,493	2,007,824
Orrstown Financial Services, Inc.	25,600	590,592
Ottawa Bancorp, Inc.	1,000	14,750
Pacific Mercantile Bancorp*	47,086	404,940
Pacific Premier Bancorp, Inc.	200,900	8,496,061
Parke Bancorp, Inc.	50,099	979,936
Pathfinder Bancorp, Inc.+	3,000	47,460
PCB Bancorp	58,600	943,460
Peapack-Gladstone Financial Corp.	49,894	1,550,207
Penns Woods Bancorp, Inc.	15,034	358,110
Peoples Bancorp of North Carolina, Inc.	24,017	619,639
Peoples Bancorp, Inc.	44,600	1,321,052
Peoples Financial Services Corp.	22,900	975,540
Piper Sandler Cos.	35,500	4,599,380
Plumas Bancorp+	2,000	64,060
PRA Group, Inc.*+	50,000	1,923,500
Preferred Bank/Los Angeles CA	36,600	2,315,682
Premier Financial Bancorp, Inc.	34,650	583,852
Primis Financial Corp.	64,158	979,051
ProAssurance Corp.	124,000	2,821,000
ProSight Global, Inc.*	3,500	44,660
Provident Bancorp, Inc.	54,600	890,526
Provident Financial Holdings, Inc.	51,000	880,770
Provident Financial Services, Inc.	167,731	3,839,363
QCR Holdings, Inc.	33,500	1,611,015
RBB Bancorp	65,883	1,595,686
Regional Management Corp.	56,100	2,610,894
Renasant Corp.	145,780	5,831,200
Republic Bancorp, Inc., Class A	48,642	2,243,855
Riverview Bancorp, Inc.	119,500	847,255

Industry Company	Shares	Value

Financials (continued)
S&T Bancorp, Inc.	25,000	$782,500
Safety Insurance Group, Inc.	15,000	1,174,200
Salisbury Bancorp, Inc.	2,183	110,896
Sandy Spring Bancorp, Inc.	86,900	3,834,897
SB Financial Group, Inc.	33,800	625,300
Security National Financial Corp., Class A*	26,201	229,259
Select Bancorp, Inc.*	54,591	880,007
Severn Bancorp, Inc.	35,000	416,500
Shore Bancshares, Inc.	67,012	1,122,451
Sierra Bancorp	53,000	1,348,850
SiriusPoint, Ltd.*	324,600	3,268,722
SmartFinancial, Inc.	56,500	1,356,565
Sound Financial Bancorp, Inc.	1,000	43,360
Southern Missouri Bancorp, Inc.	11,000	494,560
Spirit of Texas Bancshares, Inc.	65,000	1,484,600
Stewart Information Services Corp.	71,714	4,065,467
StoneX Group, Inc.*	52,014	3,155,689
Summit Financial Group, Inc.	35,515	781,685
Summit State Bank	30,000	466,200
SuRo Capital Corp.+	86,900	1,172,281
SWK Holdings Corp.*+	4,500	78,975
TCG BDC, Inc.+	50,000	660,500
Territorial Bancorp, Inc.	30,000	779,100
Timberland Bancorp, Inc.	25,500	717,060
Tiptree, Inc.	135,200	1,257,360
TriCo Bancshares	75,900	3,231,822
TriState Capital Holdings, Inc.*	77,900	1,588,381
TrustCo Bank Corp. NY	36,680	1,261,058
United Bancorp, Inc.	17,000	249,220
United Bancshares, Inc.	1,000	36,010
United Fire Group, Inc.	63,800	1,769,174
United Insurance Holdings Corp.	29,700	169,290
Unity Bancorp, Inc.+	43,867	967,267
Universal Insurance Holdings, Inc.	86,316	1,198,066
Univest Financial Corp.	69,979	1,845,346
Veritex Holdings, Inc.	102,380	3,625,276
Walker & Dunlop, Inc.	71,475	7,460,561
Watford Holdings, Ltd.*	9,108	318,689
Western New England Bancorp, Inc.+	95,000	774,250

12	Annual Report | June 30, 2021

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
World Acceptance Corp.*+	20,100	$3,220,824

		379,482,207
Health Care - 2.64%
American Shared Hospital Services*	8,500	24,905
Brookdale Senior Living, Inc.*	561,000	4,431,900
CynergisTek, Inc.*	5,000	10,150
Five Star Senior Living, Inc.*	89,900	517,824
FONAR Corp.*	30,500	539,240
Great Elm Group, Inc.*	19,000	42,560
Lannett Co., Inc.*+	54,000	252,180
Magellan Health, Inc.*	26,700	2,515,140
National HealthCare Corp.	18,500	1,293,150
Opiant Pharmaceuticals, Inc.*	400	5,536
Owens & Minor, Inc.	188,500	7,979,205
Prestige Consumer Healthcare, Inc.*	40,000	2,084,000
SunLink Health Systems, Inc.*	3,500	11,970
Surgery Partners, Inc.*+	140,241	9,342,855
Tivity Health, Inc.*	105,000	2,762,550
Triple-S Management Corp.*	78,550	1,749,309

		33,562,474

Industrials - 17.99%
Acacia Research Corp.*	196,000	1,324,960
ACCO Brands Corp.	275,300	2,375,839
Acme United Corp.	15,000	668,400
AeroCentury Corp.*	4,300	45,150
Air Transport Services Group, Inc.*	105,000	2,439,150
Allegiant Travel Co.*	39,000	7,566,000
Apogee Enterprises, Inc.+	19,400	790,162
ARC Document Solutions, Inc.	100,000	215,000
ArcBest Corp.	69,500	4,044,205
Art’s-Way Manufacturing Co., Inc.*	15,000	51,000
Atlas Air Worldwide Holdings, Inc.*	75,700	5,155,927
Avalon Holdings Corp., Class A*	15,000	70,350
Avis Budget Group, Inc.*	94,500	7,360,605
BGSF, Inc.	18,000	222,120
Boise Cascade Co.	106,000	6,185,100
BrightView Holdings, Inc.*	257,800	4,155,736

Industry Company	Shares	Value

Industrials (continued)
Caesarstone, Ltd.	85,600	$1,263,456
CAI International, Inc.	69,600	3,897,600
Chicago Rivet & Machine Co.	1,000	25,873
CIRCOR International, Inc.*	65,000	2,119,000
Civeo Corp.*	35,000	623,000
Commercial Vehicle Group, Inc.*	99,100	1,053,433
CompX International, Inc.	1,000	20,770
Concrete Pumping Holdings, Inc.*	130,000	1,101,100
Cornerstone Building Brands, Inc.*	359,500	6,535,710
Costamare, Inc.	367,200	4,336,632
Covenant Logistics Group, Inc.*	45,300	936,804
DLH Holdings Corp.*	83,500	975,280
DXP Enterprises, Inc.*	54,000	1,798,200
Eastern Co. (The)	19,601	594,498
Echo Global Logistics, Inc.*	39,500	1,214,230
EnPro Industries, Inc.	53,800	5,226,670
Fortress Transportation and Infrastructure Investors, LLC	235,000	7,884,250
Genco Shipping & Trading, Ltd.	180,900	3,415,392
GMS, Inc.*	118,200	5,690,148
GP Strategies Corp.*	60,000	943,200
Granite Construction, Inc.+	27,900	1,158,687
Greenbrier Cos., Inc. (The)+	96,700	4,214,186
H&E Equipment Services, Inc.	63,000	2,096,010
Hawaiian Holdings, Inc.*	98,300	2,395,571
HC2 Holdings, Inc.*	335,125	1,333,798
Heidrick & Struggles International, Inc.	55,000	2,450,250
Herc Holdings, Inc.*	66,400	7,441,448
Hub Group, Inc., Class A*	20,000	1,319,600
Hudson Technologies, Inc.*	18,200	61,880
Huttig Building Products, Inc.*	10,400	60,112
Hyster-Yale Materials Handling, Inc.	34,600	2,525,108
Interface, Inc.	153,500	2,348,550
Kelly Services, Inc., Class A*	99,300	2,380,221
Knoll, Inc.	185,000	4,808,150
L B Foster Co., Class A*	35,700	665,448

bridgewayfunds.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Industrials (continued)
Limbach Holdings, Inc.*	50,800	$470,408
LS Starrett Co. (The), Class A*	5,000	46,700
LSI Industries, Inc.	104,900	840,249
Lydall, Inc.*	59,500	3,600,940
Manitowoc Co., Inc. (The)*	100,000	2,450,000
Matthews International Corp., Class A	75,000	2,697,000
Maxar Technologies, Inc.	168,000	6,706,560
Mesa Air Group, Inc.*	87,900	820,107
Miller Industries, Inc.	34,400	1,356,736
Mistras Group, Inc.*	78,500	771,655
MRC Global, Inc.*	72,500	681,500
MYR Group, Inc.*	46,020	4,184,138
Navios Maritime Holdings, Inc.*	43,102	393,521
NL Industries, Inc.	30,500	198,250
NN, Inc.*	133,000	977,550
Northwest Pipe Co.*	50,000	1,412,500
NOW, Inc.*	251,566	2,387,361
Orion Group Holdings, Inc.*	173,222	996,027
P&F Industries, Inc., Class A*	696	4,663
PAM Transportation Services, Inc.*	28,805	1,519,464
Pangaea Logistics Solutions, Ltd.	111,200	558,224
Park-Ohio Holdings Corp.	40,515	1,302,152
Patriot Transportation Holding, Inc.	7,500	84,450
Performant Financial Corp.*	175,000	656,250
Perma-Pipe International Holdings, Inc.*	20,000	133,200
Powell Industries, Inc.	25,000	773,750
Preformed Line Products Co.	16,375	1,215,025
Primoris Services Corp.	152,100	4,476,303
Quad/Graphics, Inc.*	84,000	348,600
Quanex Building Products Corp.	75,000	1,863,000
Quest Resource Holding Corp.*	41,500	263,525
REV Group, Inc.	200,000	3,138,000
Rush Enterprises, Inc., Class A	112,900	4,881,796
Rush Enterprises, Inc., Class B	56,410	2,151,477
Safe Bulkers, Inc.*	312,100	1,251,521
Steelcase, Inc., Class A	350,000	5,288,500
Sterling Construction Co., Inc.*	100,000	2,413,000

Industry Company	Shares	Value

Industrials (continued)
Team, Inc.*	103,100	$690,770
Terex Corp.	61,000	2,904,820
Textainer Group Holdings, Ltd.*	168,900	5,703,753
Titan Machinery, Inc.*	95,100	2,942,394
TrueBlue, Inc.*	93,350	2,624,069
Tutor Perini Corp.*	133,900	1,854,515
Ultralife Corp.*+	22,400	187,712
Universal Logistics Holdings, Inc.	69,400	1,617,020
US Xpress Enterprises, Inc., Class A*	195,000	1,677,000
USA Truck, Inc.*	45,000	723,150
Veritiv Corp.*	53,500	3,285,970
Volt Information Sciences, Inc.*	14,200	64,894
VSE Corp.	20,600	1,019,906
Wabash National Corp.	148,900	2,382,400
WESCO International, Inc.*	83,500	8,585,470
Willis Lease Finance Corp.*	35,400	1,517,244

		228,679,158
Information Technology - 4.43%
Alpha & Omega Semiconductor, Ltd.*	74,544	2,265,392
AstroNova, Inc.*	5,000	69,600
Avaya Holdings Corp.*	220,500	5,931,450
Aviat Networks, Inc.*	40,400	1,323,908
Bel Fuse, Inc., Class B	24,500	352,800
Benchmark Electronics, Inc.	81,000	2,305,260
BM Technologies,Inc., Restricted*#^^	14,096	175,354
Communications Systems, Inc.+	20,000	143,600
Computer Task Group, Inc.*	50,000	483,500
Comtech Telecommunications Corp.	66,015	1,594,922
Conduent, Inc.*	565,000	4,237,500
Daktronics, Inc.*	35,300	232,627
Eastman Kodak Co.*+	163,181	1,357,666
Ebix, Inc.+	55,000	1,864,500
Franklin Wireless Corp.*	32,000	293,440
Information Services Group, Inc.	140,300	820,755
Kimball Electronics, Inc.*	87,600	1,904,424
NETGEAR, Inc.*+	65,000	2,490,800
NetScout Systems, Inc.*	129,500	3,695,930

14	Annual Report | June 30, 2021

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Information Technology (continued)
NetSol Technologies, Inc.*	48,100	$226,551
Photronics, Inc.*	206,050	2,721,921
Ribbon Communications, Inc.*	60,700	461,927
Sanmina Corp.*	145,100	5,653,096
ScanSource, Inc.*	72,100	2,028,173
StarTek, Inc.*	232,000	1,654,160
Steel Connect, Inc.*	65,000	130,000
Super Micro Computer, Inc.*	5,425	190,852
Support.com, Inc.*+	75,000	289,500
Taitron Components, Inc., Class A+	10,000	49,800
Trio-Tech International*	21,800	109,654
TTM Technologies, Inc.*	270,153	3,863,188
VirnetX Holding Corp.*+	145,000	619,150
Wayside Technology Group, Inc.	16,400	410,656
WidePoint Corp.*	19,000	137,940
Xperi Holding Corp.	281,800	6,267,232

		56,357,228
Materials - 7.49%
Advanced Emissions Solutions, Inc.*	42,075	311,776
AdvanSix, Inc.*	70,000	2,090,200
AgroFresh Solutions, Inc.*	148,300	308,464
Allegheny Technologies, Inc.*	97,300	2,028,705
Alpha Metallurgical Resources, Inc.*	56,000	1,435,280
American Vanguard Corp.	5,000	87,550
Ampco-Pittsburgh Corp.*	68,200	413,974
Caledonia Mining Corp. PLC+	9,200	111,320
Carpenter Technology Corp.	120,000	4,826,400
Century Aluminum Co.*	300,000	3,867,000
Clearwater Paper Corp.*	57,000	1,651,290
Core Molding Technologies, Inc.*	30,000	462,900
Domtar Corp.*	157,000	8,628,720
Friedman Industries, Inc.	52,100	698,140
FutureFuel Corp.	47,800	458,880
Glatfelter Corp.	147,400	2,059,178
Haynes International, Inc.	30,410	1,075,906
Intrepid Potash, Inc.*	34,356	1,094,582
Kaiser Aluminum Corp.	38,600	4,766,714
Koppers Holdings, Inc.*	40,000	1,294,000
Kraton Corp.*	85,150	2,749,494
Mercer International, Inc.	181,150	2,309,663

Industry Company	Shares	Value

Materials (continued)
Minerals Technologies, Inc.	45,900	$3,610,953
Olympic Steel, Inc.	37,000	1,087,430
PQ Group Holdings, Inc.	376,850	5,788,416
Ramaco Resources, Inc.*	91,400	502,700
Rayonier Advanced Materials, Inc.*	224,500	1,501,905
Resolute Forest Products, Inc.	251,500	3,068,300
Ryerson Holding Corp.*	115,000	1,679,000
Schnitzer Steel Industries, Inc., Class A	92,800	4,551,840
SunCoke Energy, Inc.	109,700	783,258
TimkenSteel Corp.*	122,500	1,733,375
Trecora Resources*	72,600	604,032
Tredegar Corp.	106,700	1,469,259
Tronox Holdings PLC, Class A	362,185	8,112,944
United States Steel Corp.+	395,000	9,480,000
Universal Stainless & Alloy Products, Inc.*	22,450	226,071
US Concrete, Inc.*	60,000	4,428,000
Verso Corp., Class A	101,800	1,801,860
Warrior Met Coal, Inc.	116,992	2,012,262

		95,171,741
Real Estate - 1.13%
BBX Capital, Inc.*+	55,208	442,768
Newmark Group, Inc., Class A	596,000	7,157,960
Realogy Holdings Corp.*+	370,600	6,752,332

		14,353,060

TOTAL COMMON STOCKS - 99.79%		1,268,356,132

(Cost $726,712,022)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***	221	5,415

TOTAL PREFERRED STOCK - 0.00%		5,415

(Cost $4,597)

RIGHTS - 0.01%
Newstar Financial, Inc., CVR*Δ#	120,000	–
Pan American Silver Corp., CVR*	150,000	127,500

TOTAL RIGHTS - 0.01%		127,500

(Cost $44,719)

bridgewayfunds.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
WARRANTS - 0.00%
Air T Funding, expiring 08/30/21*	11,644	$1,514
Eagle Bulk Shipping, Inc., expiring 10/15/21*	3,317	331
Nabors Industries, Ltd., expiring 06/11/26*	7,920	79,200

TOTAL WARRANTS - 0.00%		81,045

(Cost $106,728)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.27%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%	28,795,601	28,795,601

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.27%			28,795,601

(Cost $28,795,601)

TOTAL INVESTMENTS - 102.07%			$1,297,365,693
(Cost $755,663,667)

Liabilities in Excess of Other Assets - (2.07%)			(26,330,553)

NET ASSETS - 100.00%			$1,271,035,140

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $175,354, which is 0.01% of total net assets.
*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2021.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of June 30, 2021.
^^	Security subject to restrictions on resale, see additional information below.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2021. Total loaned securities had a value of $128,845,727, which included loaned securities with a value of $354,618 that have been sold and are pending settlement as of June 30, 2021. The total market value of loaned securities excluding these pending sales is $128,491,109. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

Security subject to restrictions on resale, market value information is as of June 30, 2021.

Shares	Issuer	Acquisition Date	Cost	Market Value	Market Value Per Unit
14,096	BM Technologies, Inc.	12/17/20	$176,200	$175,354	$12.44

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Financials	$379,467,457	$14,750	$–	$379,482,207
Information Technology	56,181,874	175,354	–	56,357,228
Other Industries (a)	832,516,697	–	–	832,516,697

Total Common Stocks	1,268,166,028	190,104	–	1,268,356,132
Preferred Stock	5,415	–	–	5,415
Rights	127,500	–	0	127,500
Warrants	81,045	–	–	81,045
Investments Purchased With Cash Proceeds From Securities Lending	–	28,795,601	–	28,795,601

TOTAL	$1,268,379,988	$28,985,705	$0	$1,297,365,693

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

16	Annual Report | June 30, 2021

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

Rights

Balance as of 06/30/2020	$6,000
Purchases	–
Sales	–
Return of Capital	–
Realized Gain/(Loss)	–
Change in unrealized Appreciation/(Depreciation)	(6,000)
Transfers in	–
Transfers out	–

Balance as of 06/30/2021	$0

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2021	$(6,000)

See Notes to Financial Statements.

bridgewayfunds.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2021

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2021, our Fund returned +7.90%, outperforming our primary market benchmark, the Russell 2000 Value Index (+4.56%). It was a good quarter.

For the fiscal year, our Fund returned 93.49%, outperforming the Russell 2000 Value Index (+73.28%).

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2021

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	7.90%	93.49%	12.30%	10.08%	10.27%
Russell 2000 Value Index	4.56%	73.28%	13.62%	10.85%	10.70%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

18	Annual Report | June 30, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to June 30, 2021

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2021, we held 683 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward smaller stocks in the small-cap value universe contributed to relative returns, as the benchmark’s smaller stocks outpaced their larger counterparts during the quarter. The impact of the Fund’s tilt toward deeper value stocks was neutral during the period due to mixed performance among different valuation metrics.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to Utilities stocks benefited relative results. However, avoiding REITs detracted from relative returns as those securities outperformed the benchmark.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward smaller stocks in the small-cap value universe was a key contributor to relative performance, as smaller stocks outperformed their larger counterparts. The Fund’s tilt toward deeper value stocks also added to relative results, as these stocks outperformed the benchmark for much of the 12-month period.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. Avoiding these stocks boosted relative returns, as REITs and Utilities stocks were among the weakest performers during the 12-month period.

bridgewayfunds.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2021

Rank	Description	Industry	% of Net Assets
1	Antero Resources Corp.	Energy	1.0%
2	WESCO International, Inc.	Industrials	0.8%
3	Signet Jewelers, Ltd.	Consumer Discretionary	0.8%
4	Avis Budget Group, Inc.	Industrials	0.8%
5	Dillard’s, Inc., Class A	Consumer Discretionary	0.7%
6	Adient PLC	Consumer Discretionary	0.7%
7	Surgery Partners, Inc.	Health Care	0.7%
8	Abercrombie & Fitch Co., Class A	Consumer Discretionary	0.7%
9	Southwestern Energy Co.	Energy	0.6%
10	Navient Corp.	Financials	0.6%

	Total		7.4%

Industry Sector Representation as of June 30, 2021

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.4%	4.5%	-1.1%
Consumer Discretionary	16.3%	8.3%	8.0%
Consumer Staples	3.4%	2.8%	0.6%
Energy	13.4%	6.6%	6.8%
Financials	29.3%	25.3%	4.0%
Health Care	3.0%	11.4%	-8.4%
Industrials	17.6%	15.2%	2.4%
Information Technology	5.1%	5.5%	-0.4%
Materials	7.0%	4.7%	2.3%
Real Estate	1.1%	11.1%	-10.0%
Utilities	0.0%	4.6%	-4.6%
Cash & Other Assets	0.4%	0.0%	0.4%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2021, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

20	Annual Report | June 30, 2021 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgewayfunds.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
COMMON STOCKS - 99.64%
Communication Services - 3.42%
Alaska Communications Systems Group, Inc.*	189,187	$629,993
AMC Networks, Inc., Class A*+	42,000	2,805,600
ATN International, Inc.	22,000	1,000,780
Beasley Broadcast Group, Inc., Class A*	65,000	187,850
Cars.com, Inc.*	55,000	788,150
Consolidated Communications Holdings, Inc.*	154,800	1,360,692
Cumulus Media, Inc., Class A*+	45,600	668,040
DallasNews Corp.	6,614	49,208
DHI Group, Inc.*	98,500	332,930
Entercom Communications Corp.*+	293,680	1,265,761
Entravision Communications Corp., Class A	162,300	1,084,164
EW Scripps Co. (The), Class A	147,100	2,999,369
Fluent, Inc.*	100,000	293,000
Gray Television, Inc.	163,000	3,814,200
iHeartMedia, Inc., Class A*+	75,000	2,019,750
Lions Gate Entertainment Corp., Class A*	115,000	2,380,500
Lions Gate Entertainment Corp., Class B*	100,000	1,830,000
Marcus Corp. (The)*+	27,054	573,815
Meredith Corp.*	67,000	2,910,480
Saga Communications, Inc., Class A+	13,100	283,615
SPAR Group, Inc.*	25,000	35,750
Spok Holdings, Inc.	10,000	96,200
Telephone and Data Systems, Inc.	34,200	774,972
Townsquare Media, Inc., Class A*	40,700	518,925
Urban One, Inc.*+	105,000	527,100

		29,230,844
Consumer Discretionary - 16.31%
Abercrombie & Fitch Co., Class A*	120,600	5,599,458
Adient PLC*	135,000	6,102,000
Adtalem Global Education, Inc.*	60,000	2,138,400
AMCON Distributing Co.	1,350	206,698

Industry Company	Shares	Value

Consumer Discretionary (continued)
American Axle & Manufacturing Holdings, Inc.*	44,150	$456,952
American Outdoor Brands, Inc.*	16,000	562,240
American Public Education, Inc.*	22,700	643,318
Ark Restaurants Corp.*	8,500	167,875
Asbury Automotive Group, Inc.*	31,000	5,312,470
Barnes & Noble Education, Inc.*+	74,900	540,029
Bassett Furniture Industries, Inc.	20,659	503,047
Beazer Homes USA, Inc.*	56,500	1,089,885
Bed Bath & Beyond, Inc.*+	87,500	2,912,875
Big 5 Sporting Goods Corp.+	45,000	1,155,600
Big Lots, Inc.	54,000	3,564,540
Biglari Holdings, Inc., Class B*	6,700	1,068,449
BJ’s Restaurants, Inc.*	28,000	1,375,920
Bluegreen Vacations Holding Corp.*	70,931	1,276,758
Build-A-Bear Workshop, Inc.*	40,000	692,400
Carrols Restaurant Group, Inc.*	164,900	991,049
Cato Corp. (The), Class A	38,000	641,060
Century Casinos, Inc.*	52,700	707,761
Century Communities, Inc.	75,000	4,990,500
China Automotive Systems, Inc.*	45,550	224,562
Chuy’s Holdings, Inc.*	25,000	931,500
Citi Trends, Inc.*	21,020	1,828,740
Conn’s, Inc.*	42,600	1,086,300
Container Store Group, Inc. (The)*	98,550	1,285,092
Crown Crafts, Inc.+	30,050	227,478
Del Taco Restaurants, Inc.	50,000	500,500
Delta Apparel, Inc.*+	23,700	699,624
Dillard’s, Inc., Class A+	33,900	6,131,832
Dixie Group, Inc. (The)*+	23,400	68,562
Dover Motorsports, Inc.	60,000	135,000
Escalade, Inc.	10,000	229,500
Ethan Allen Interiors, Inc.	43,600	1,203,360
Ever-Glory International Group, Inc.*+	16,500	47,850
Express, Inc.*+	116,000	752,840
Fiesta Restaurant Group, Inc.*	45,500	611,065
Flanigan’s Enterprises, Inc.*	2,500	100,775

22	Annual Report | June 30, 2021

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Flexsteel Industries, Inc.+	8,500	$343,315
Fossil Group, Inc.*+	96,800	1,382,304
Full House Resorts, Inc.*+	70,000	695,800
GameStop Corp., Class A*	15,500	3,319,170
Genesco, Inc.*	22,500	1,432,800
G-III Apparel Group, Ltd.*+	72,600	2,385,636
Golden Entertainment, Inc.*	47,000	2,105,600
Good Times Restaurants, Inc.*+	4,300	17,587
Goodyear Tire & Rubber Co. (The)*	85,303	1,462,946
Group 1 Automotive, Inc.+	28,250	4,362,648
Guess?, Inc.+	103,000	2,719,200
Haverty Furniture Cos., Inc.	34,659	1,482,019
Hibbett, Inc.*	31,500	2,823,345
Hooker Furniture Corp.	15,900	550,776
J Alexander’s Holdings, Inc.*+	15,250	177,510
Lakeland Industries, Inc.*+	19,250	429,852
Lands’ End, Inc.*	64,900	2,664,145
Lazydays Holdings, Inc.*+	21,608	475,376
Lifetime Brands, Inc.	57,449	860,012
Lincoln Educational Services Corp.*	50,000	389,000
Live Ventures, Inc.*+	3,200	197,120
Lumber Liquidators Holdings, Inc.*	54,500	1,149,950
M/I Homes, Inc.*	53,000	3,109,510
MarineMax, Inc.*+	44,900	2,188,426
Modine Manufacturing Co.*	81,900	1,358,721
Motorcar Parts of America, Inc.*	35,000	785,400
Movado Group, Inc.	39,100	1,230,477
New Home Co., Inc. (The)*	42,900	251,823
ODP Corp. (The)*	85,390	4,099,574
Perdoceo Education Corp.*	85,200	1,045,404
Playa Hotels & Resorts NV*	165,300	1,228,179
Red Robin Gourmet Burgers, Inc.*+	10,000	331,100
Rocky Brands, Inc.	18,850	1,048,060
Select Interior Concepts, Inc., Class A*+	65,000	611,000
Shoe Carnival, Inc.+	30,600	2,190,654
Signet Jewelers, Ltd.*	81,000	6,543,990
Sonic Automotive, Inc., Class A	67,000	2,997,580
Sportsman’s Warehouse Holdings, Inc.*	44,400	788,988
Strattec Security Corp.*	17,300	769,158
Superior Group of Cos., Inc.	38,500	920,535

Industry Company	Shares	Value

Consumer Discretionary (continued)
Tandy Leather Factory, Inc.*	14,700	$73,500
Tenneco, Inc., Class A*	138,700	2,679,684
Tilly’s, Inc., Class A	36,900	589,662
TravelCenters of America, Inc.*+	40,730	1,190,945
Tri Pointe Homes, Inc.*	160,000	3,428,800
Unifi, Inc.*	45,000	1,096,200
Unique Fabricating, Inc.*+	14,500	53,650
Universal Technical Institute, Inc.*	13,100	85,019
Vince Holding Corp.*+	15,000	151,500
Vista Outdoor, Inc.*	106,000	4,905,680
VOXX International Corp.*	52,164	730,818
Weyco Group, Inc.	17,500	391,475
Xcel Brands, Inc.*	20,000	59,800
Zovio, Inc.*	79,000	204,610
Zumiez, Inc.*	37,800	1,851,822

		139,181,719
Consumer Staples - 3.43%
Alico, Inc.	13,100	466,360
Andersons, Inc. (The)	75,116	2,293,291
Central Garden & Pet Co.*	7,000	370,510
Central Garden & Pet Co., Class A*	61,200	2,955,960
Coffee Holding Co., Inc.*	10,000	53,700
Edgewell Personal Care Co.+	100,000	4,390,000
Fresh Del Monte Produce, Inc.	83,000	2,729,040
Hostess Brands, Inc.*	37,600	608,744
Ingles Markets, Inc., Class A	35,750	2,083,153
Lifeway Foods, Inc.*+	2,000	10,360
Natural Alternatives International, Inc.*	16,800	284,592
Natural Grocers by Vitamin Cottage, Inc.	46,100	495,114
Oil-Dri Corp. of America	11,242	384,252
Rite Aid Corp.*+	147,500	2,404,250
S&W Seed Co.*+	10,000	36,400
Seneca Foods Corp., Class A*	25,450	1,299,986
SpartanNash Co.+	63,982	1,235,492
United Natural Foods, Inc.*+	117,000	4,326,660
Village Super Market, Inc., Class A	16,900	397,319
Weis Markets, Inc.	46,100	2,381,526

bridgewayfunds.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Willamette Valley Vineyards, Inc.*+	3,000	$41,040

		29,247,749

Energy - 13.37%
Adams Resources & Energy, Inc.	10,600	293,514
Alto Ingredients, Inc.*+	145,000	885,950
Antero Resources Corp.*	585,000	8,792,550
Arch Resources, Inc.*+	6,000	341,880
Archrock, Inc.	232,700	2,073,357
Ardmore Shipping Corp.*	62,700	264,594
Berry Corp.	102,471	688,605
Bonanza Creek Energy, Inc.+	59,300	2,791,251
Bristow Group, Inc.*	45,700	1,170,377
Centennial Resource Development, Inc., Class A*	487,500	3,305,250
Comstock Resources, Inc.*	370,000	2,467,900
CONSOL Energy, Inc.*	43,600	805,292
Dawson Geophysical Co.*+	107,600	280,836
DHT Holdings, Inc.	329,700	2,139,753
Diamond S Shipping, Inc.*	65,000	647,400
Dorian LPG, Ltd.*	123,029	1,737,169
Earthstone Energy, Inc., Class A*	147,055	1,627,899
Epsilon Energy, Ltd.*	60,000	300,000
Exterran Corp.*	34,000	161,840
Frontline, Ltd.+	305,000	2,745,000
Geospace Technologies Corp.*	100,600	813,854
Golar LNG, Ltd.*	176,390	2,337,168
Goodrich Petroleum Corp.*	22,000	328,460
Green Plains, Inc.*+	76,450	2,570,249
Helix Energy Solutions Group, Inc.*+	240,500	1,373,255
International Seaways, Inc.	30,000	575,400
Kosmos Energy, Ltd.*	125,000	432,500
Liberty Oilfield Services, Inc., Class A*	195,000	2,761,200
Matador Resources Co.	92,627	3,335,498
Murphy Oil Corp.+	230,000	5,354,400
Nabors Industries, Ltd.*	13,000	1,485,120
NACCO Industries, Inc., Class A+	16,450	428,358
National Energy Services Reunited Corp.*	185,200	2,639,100
Natural Gas Services Group, Inc.*	61,800	635,304

Industry Company	Shares	Value

Energy (continued)
Navigator Holdings, Ltd.*	59,100	$647,145
Navios Maritime Acquisition Corp.	42,500	144,925
Newpark Resources, Inc.*	150,000	519,000
NexTier Oilfield Solutions, Inc.*	125,000	595,000
Nine Energy Service, Inc.*+	65,000	191,100
Nordic American Tankers, Ltd.+	333,800	1,094,864
Northern Oil and Gas, Inc.	52,630	1,093,125
Oil States International, Inc.*	146,000	1,146,100
Overseas Shipholding Group, Inc., Class A*	215,916	451,264
Par Pacific Holdings, Inc.*	92,000	1,547,440
Patterson-UTI Energy, Inc.	265,000	2,634,100
PBF Energy, Inc., Class A*+	87,000	1,331,100
PDC Energy, Inc.+	71,200	3,260,248
ProPetro Holding Corp.*	139,810	1,280,660
Range Resources Corp.*+	250,000	4,190,000
Ranger Energy Services, Inc.*+	23,500	188,000
Renewable Energy Group, Inc.*	60,719	3,785,222
REX American Resources Corp.*	7,850	707,913
Ring Energy, Inc.*+	150,000	447,000
RPC, Inc.*+	232,000	1,148,400
SandRidge Energy, Inc.*	103,000	646,840
Scorpio Tankers, Inc.+	73,690	1,624,865
Select Energy Services, Inc., Class A*	149,000	899,960
SilverBow Resources, Inc.*	37,000	859,140
SM Energy Co.	175,000	4,310,250
Smart Sand, Inc.*+	75,000	249,750
Solaris Oilfield Infrastructure, Inc., Class A	120,300	1,171,722
Southwestern Energy Co.*	965,018	5,471,652
Talos Energy, Inc.*	122,100	1,909,644
Teekay Corp.*+	170,000	632,400
Teekay Tankers, Ltd., Class A*+	50,000	721,000
TETRA Technologies, Inc.*	275,000	1,193,500
Transocean, Ltd.*+	931,300	4,209,476
US Silica Holdings, Inc.*	129,500	1,497,020
VAALCO Energy, Inc.*	134,900	438,425
World Fuel Services Corp.	103,156	3,273,140

		114,101,673

24	Annual Report | June 30, 2021

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials - 29.35%
1st Constitution Bancorp	12,250	$253,452
1st Source Corp.	40,500	1,881,630
ACNB Corp.	6,600	184,206
Allegiance Bancshares, Inc.	31,131	1,196,676
Amalgamated Financial Corp.	46,800	731,484
A-Mark Precious Metals, Inc.+	11,500	534,750
Amerant Bancorp, Inc.*	50,000	1,069,000
Amerant Bancorp, Inc., Class B*	3,000	58,620
American National Bankshares, Inc.	13,500	419,715
American River Bankshares	16,244	294,016
AmeriServ Financial, Inc.	66,000	259,380
Ames National Corp.+	5,000	122,550
Argo Group International Holdings, Ltd.	39,094	2,026,242
Associated Capital Group, Inc., Class A	9,500	369,170
Atlantic Capital Bancshares, Inc.*	36,133	919,946
Axos Financial, Inc.*	94,000	4,360,660
Banc of California, Inc.	53,500	938,390
Banco Latinoamericano de Comercio Exterior SA, Class E	70,188	1,078,790
Bank of Commerce Holdings	54,800	823,096
Bank of NT Butterfield & Son, Ltd. (The)	82,500	2,924,625
Bank of Princeton (The)	12,500	358,375
Bank7 Corp.	23,100	398,475
BankFinancial Corp.	29,000	331,760
Bankwell Financial Group, Inc.	10,000	276,400
Banner Corp.	45,000	2,439,450
Bar Harbor Bankshares	30,541	874,083
BayCom Corp.*	7,500	134,625
BCB Bancorp, Inc.	25,900	348,355
Berkshire Hills Bancorp, Inc.	88,810	2,434,282
Boston Private Financial Holdings, Inc.	105,800	1,560,550
Brookline Bancorp, Inc.	108,500	1,622,075
Bryn Mawr Bank Corp.	30,000	1,265,700
Business First Bancshares, Inc.	30,000	688,500
Byline Bancorp, Inc.	61,000	1,380,430
C&F Financial Corp.	2,400	122,400

Industry Company	Shares	Value

Financials (continued)
Cadence BanCorp	183,000	$3,821,040
Camden National Corp.	4,000	191,040
Capital Bancorp, Inc.*	20,000	409,000
Capital City Bank Group, Inc.	21,000	541,590
Capstar Financial Holdings, Inc.	10,000	205,000
CB Financial Services, Inc.+	9,700	214,855
CBTX, Inc.	1,100	30,041
Central Pacific Financial Corp.	30,000	781,800
Central Valley Community Bancorp	26,900	542,035
Century Bancorp, Inc., Class A	4,000	456,000
Chemung Financial Corp.	11,593	513,686
Citizens Community Bancorp, Inc.	27,000	369,360
Citizens Holding Co.	3,400	62,764
Citizens, Inc.*+	64,500	341,205
Civista Bancshares, Inc.	19,821	438,044
CNB Financial Corp.	14,500	330,890
Codorus Valley Bancorp, Inc.+	22,971	460,338
Cohen & Co., Inc.*+	4,500	84,825
Community Bankers Trust Corp.	25,000	283,500
Community Financial Corp. (The)+	5,840	201,480
Community Trust Bancorp, Inc.	36,300	1,465,794
Community West Bancshares	11,000	143,880
ConnectOne Bancorp, Inc.	71,854	1,880,419
Consumer Portfolio Services, Inc.*+	57,000	256,500
Cortland Bancorp	10,000	267,500
County Bancorp, Inc.+	20,937	711,021
Cowen, Inc., Class A+	55,800	2,290,590
Crawford & Co., Class A	42,900	389,103
CrossFirst Bankshares, Inc.*	20,000	275,000
Curo Group Holdings Corp.	25,000	425,000
Customers Bancorp, Inc.*	49,000	1,910,510
Dime Community Bancshares, Inc.	55,920	1,880,030
Donegal Group, Inc., Class A	60,100	875,657
Donnelley Financial Solutions, Inc.*	48,900	1,613,700

bridgewayfunds.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Eagle Bancorp Montana, Inc.	11,900	$273,700
Eagle Bancorp, Inc.	37,500	2,103,000
Elevate Credit, Inc.*+	82,600	294,882
Emclaire Financial Corp.+	700	20,349
Employers Holdings, Inc.	60,300	2,580,840
Encore Capital Group, Inc.*+	60,100	2,848,139
Enova International, Inc.*	69,900	2,391,279
Enterprise Bancorp, Inc.	14,275	467,506
Enterprise Financial Services Corp.	40,500	1,878,795
Equity Bancshares, Inc., Class A*	32,800	1,000,072
Esquire Financial Holdings, Inc.*	11,500	272,550
ESSA Bancorp, Inc.	22,300	365,497
Evans Bancorp, Inc.	9,000	333,900
EZCORP, Inc., Class A*+	87,700	528,831
Farmers National Banc Corp.	45,000	697,950
Federal Agricultural Mortgage Corp., Class C	4,500	445,050
FedNat Holding Co.	25,200	104,580
FG Financial Group, Inc.*+	10,000	92,500
Financial Institutions, Inc.	46,300	1,389,000
First BanCorp Puerto Rico	332,000	3,957,440
First Bancorp, Inc. (The)	5,000	147,250
First Bancorp/Southern Pines NC+	1,000	40,910
First Bancshares, Inc. (The)	17,100	640,053
First Bank	21,622	292,762
First Busey Corp.	66,500	1,639,890
First Business Financial Services, Inc.	13,900	376,273
First Choice Bancorp	31,707	965,478
First Commonwealth Financial Corp.	145,000	2,040,150
First Community Bankshares, Inc.	22,000	656,700
First Financial Corp.	17,495	714,146
First Financial Northwest, Inc.	20,700	313,605
First Guaranty Bancshares, Inc.+	13,375	260,545
First Internet Bancorp	18,400	570,032
First Merchants Corp.	67,900	2,829,393
First Mid Bancshares, Inc.	22,000	891,220
First Midwest Bancorp, Inc.	145,000	2,875,350
First National Corp.+	9,500	190,760

Industry Company	Shares	Value

Financials (continued)
First of Long Island Corp. (The)	31,000	$658,130
First United Corp.	10,825	188,680
First US Bancshares, Inc.	5,000	53,850
Flushing Financial Corp.	55,141	1,181,672
FNCB Bancorp, Inc.+	10,000	72,700
Franklin Financial Services Corp.	6,000	191,640
FVCBankcorp, Inc.*+	14,200	245,092
Genworth Financial, Inc., Class A*	750,000	2,925,000
Global Indemnity Group, LLC, Class A	26,843	707,313
Great Elm Capital Corp.+	867	3,043
Great Southern Bancorp, Inc.	22,300	1,201,970
Great Western Bancorp, Inc.	85,804	2,813,513
Guaranty Bancshares, Inc.	8,800	299,816
Guaranty Federal Bancshares, Inc.+	500	12,175
Hallmark Financial Services, Inc.*	27,000	120,150
Hanmi Financial Corp.	54,000	1,029,240
Hawthorn Bancshares, Inc.+	14,038	321,890
HCI Group, Inc.+	11,500	1,143,445
Heartland Financial USA, Inc.	68,350	3,211,766
Hennessy Advisors, Inc.+	6,000	55,920
Heritage Commerce Corp.	75,000	834,750
Heritage Financial Corp.	53,600	1,341,072
Heritage Insurance Holdings, Inc.	48,500	416,130
HMN Financial, Inc.*+	2,000	42,600
Home Bancorp, Inc.	21,097	804,007
HomeStreet, Inc.	46,500	1,894,410
Hope Bancorp, Inc.	186,500	2,644,570
Horace Mann Educators Corp.	61,550	2,303,201
Horizon Bancorp, Inc.	122,342	2,132,421
Howard Bancorp, Inc.*	50,800	819,404
Impac Mortgage Holdings, Inc.*	3,000	6,360
Independence Holding Co.	2,000	92,640
Independent Bank Corp.	25,500	553,605
Independent Bank Group, Inc.	65,000	4,808,700
Investar Holding Corp.	16,000	366,240
Investors Title Co.	1,000	174,630
James River Group Holdings, Ltd.	54,300	2,037,336

26	Annual Report | June 30, 2021

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Kingstone Cos., Inc.+	24,000	$187,200
Lakeland Bancorp, Inc.	79,740	1,393,855
Landmark Bancorp, Inc.	2,678	72,333
LCNB Corp.	25,200	412,524
LendingClub Corp.*	96,600	1,751,358
Limestone Bancorp, Inc.*	11,000	183,040
Luther Burbank Corp.	98,900	1,172,954
Mackinac Financial Corp.	28,400	561,184
MainStreet Bancshares, Inc.*	3,060	69,095
Malvern Bancorp, Inc.*	8,700	160,863
Manning & Napier, Inc.*	116,000	912,920
Marlin Business Services Corp.	21,875	497,875
Mercantile Bank Corp.	18,000	543,600
Merchants Bancorp	5,026	197,220
Meridian Bancorp, Inc.	10,000	204,600
Meridian Corp.+	10,500	275,625
Meta Financial Group, Inc.	66,434	3,363,553
Metrocity Bankshares, Inc.	19,409	339,852
Metropolitan Bank Holding Corp.*	16,700	1,005,674
Mid Penn Bancorp, Inc.+	5,500	150,975
Middlefield Banc Corp.+	13,300	313,880
Midland States Bancorp, Inc.	37,117	975,064
MidWestOne Financial Group, Inc.	24,100	693,357
Mr Cooper Group, Inc.*	151,203	4,998,771
MVB Financial Corp.	17,600	750,816
National Western Life Group, Inc., Class A	6,150	1,379,998
Navient Corp.	277,000	5,354,410
NI Holdings, Inc.*	28,000	532,280
Nicholas Financial, Inc.*	19,400	217,668
Nicolet Bankshares, Inc.*+	10,000	703,400
NMI Holdings, Inc., Class A*	150,000	3,372,000
Northeast Bank+	22,300	666,101
Northfield Bancorp, Inc.	75,000	1,230,000
Northrim BanCorp, Inc.	9,573	409,246
Northwest Bancshares, Inc.	100,000	1,364,000
Oak Valley Bancorp	1,000	18,170
OceanFirst Financial Corp.	100,996	2,104,757
Ocwen Financial Corp.*	20,320	629,514
OFG Bancorp	91,000	2,012,920
Old Point Financial Corp.	5,100	123,726
Old Second Bancorp, Inc.	41,500	514,600
OP Bancorp+	28,000	281,680
Oportun Financial Corp.*	62,000	1,241,860

Industry Company	Shares	Value

Financials (continued)
Oppenheimer Holdings, Inc., Class A	29,319	$1,490,578
Orrstown Financial Services, Inc.	13,500	311,445
Pacific Mercantile Bancorp*+	55,300	475,580
Pacific Premier Bancorp, Inc.	124,800	5,277,792
Parke Bancorp, Inc.	32,059	627,074
PCB Bancorp	36,300	584,430
Peapack-Gladstone Financial Corp.	29,868	927,999
Penns Woods Bancorp, Inc.	9,200	219,144
Peoples Bancorp of North Carolina, Inc.+	12,880	332,304
Peoples Bancorp, Inc.	38,350	1,135,927
Peoples Financial Services Corp.	9,700	413,220
Piper Sandler Cos.	21,800	2,824,408
Plumas Bancorp	2,000	64,060
PRA Group, Inc.*	56,000	2,154,320
Preferred Bank/Los Angeles CA	19,400	1,227,438
Premier Financial Bancorp, Inc.	29,240	492,694
Primis Financial Corp.	39,100	596,666
ProAssurance Corp.	84,000	1,911,000
ProSight Global, Inc.*	58,410	745,312
Provident Bancorp, Inc.	28,000	456,680
Provident Financial Holdings, Inc.+	44,710	772,142
Provident Financial Services, Inc.	112,625	2,577,986
Prudential Bancorp, Inc.+	957	13,254
QCR Holdings, Inc.	27,600	1,327,284
RBB Bancorp	39,500	956,690
Regional Management Corp.	29,100	1,354,314
Renasant Corp.	90,000	3,600,000
Republic Bancorp, Inc., Class A	31,200	1,439,256
Riverview Bancorp, Inc.	62,478	442,969
S&T Bancorp, Inc.	25,000	782,500
Salisbury Bancorp, Inc.	1,683	85,496
Sandy Spring Bancorp, Inc.	40,700	1,796,091
SB Financial Group, Inc.+	25,218	466,533
Security National Financial Corp., Class A*	17,033	149,039
Select Bancorp, Inc.*+	33,500	540,020
Severn Bancorp, Inc.+	30,000	357,000

bridgewayfunds.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Shore Bancshares, Inc.+	17,800	$298,150
Sierra Bancorp	27,000	687,150
SiriusPoint, Ltd.*	158,200	1,593,074
SmartFinancial, Inc.	40,500	972,405
Sound Financial Bancorp, Inc.+	2,000	86,720
Southern Missouri Bancorp, Inc.	14,300	642,928
Spirit of Texas Bancshares, Inc.	21,000	479,640
Stewart Information Services Corp.	44,900	2,545,381
StoneX Group, Inc.*	41,200	2,499,604
Summit Financial Group, Inc.	19,100	420,391
Summit State Bank	16,250	252,525
SuRo Capital Corp.+	32,700	441,123
SWK Holdings Corp.*	1,000	17,550
Territorial Bancorp, Inc.	15,000	389,550
Timberland Bancorp, Inc.	7,125	200,355
Tiptree, Inc.	81,700	759,810
TriCo Bancshares	47,000	2,001,260
TriState Capital Holdings, Inc.*	45,000	917,550
TrustCo Bank Corp. NY	17,400	598,212
Trustmark Corp.	48,200	1,484,560
United Bancorp, Inc.+	10,000	146,600
United Fire Group, Inc.	39,500	1,095,335
United Insurance Holdings Corp.	43,400	247,380
Unity Bancorp, Inc.	28,700	632,835
Universal Insurance Holdings, Inc.	48,895	678,663
Univest Financial Corp.	47,000	1,239,390
Velocity Financial, Inc.*+	27,300	340,977
Veritex Holdings, Inc.	93,000	3,293,130
Virginia National Bankshares Corp.+	1,687	65,607
Walker & Dunlop, Inc.	47,775	4,986,754
Watford Holdings, Ltd.*	40,000	1,399,600
Western New England Bancorp, Inc.+	51,465	419,440
World Acceptance Corp.*+	10,900	1,746,616

		250,397,941
Health Care - 2.95%
American Shared Hospital Services*+	8,500	24,905
Brookdale Senior Living, Inc.*	285,500	2,255,450
CynergisTek, Inc.*+	40,000	81,200

Industry Company	Shares	Value

Health Care (continued)
Five Star Senior Living, Inc.*	129,800	$747,648
FONAR Corp.*	12,500	221,000
Great Elm Group, Inc.*	10,000	22,400
Lannett Co., Inc.*+	35,400	165,318
Lexicon Pharmaceuticals, Inc.*+	44,792	205,596
Magellan Health, Inc.*	31,200	2,939,040
MEDNAX, Inc.*+	32,500	979,875
National HealthCare Corp.	24,500	1,712,550
Opiant Pharmaceuticals, Inc.*	10,000	138,400
Owens & Minor, Inc.+	110,000	4,656,300
Prestige Consumer Healthcare, Inc.*+	40,000	2,084,000
SunLink Health Systems, Inc.*	3,500	11,970
Surgery Partners, Inc.*+	91,500	6,095,730
Tivity Health, Inc.*	70,000	1,841,700
Triple-S Management Corp.*	44,967	1,001,415

		25,184,497

Industrials - 17.60%
Acacia Research Corp.*	104,500	706,420
ACCO Brands Corp.	178,800	1,543,044
Acme United Corp.	9,300	414,408
AeroCentury Corp.*+	4,300	45,150
Air Transport Services Group, Inc.*	68,300	1,586,609
Allegiant Travel Co.*	24,500	4,753,000
Apogee Enterprises, Inc.+	37,000	1,507,010
ARC Document Solutions, Inc.	156,700	336,905
ArcBest Corp.	45,400	2,641,826
Art’s-Way Manufacturing Co., Inc.*	15,000	51,000
Atlas Air Worldwide Holdings, Inc.*	49,400	3,364,634
Avis Budget Group, Inc.*	82,400	6,418,136
BGSF, Inc.	9,600	118,464
Boise Cascade Co.	76,900	4,487,115
BrightView Holdings, Inc.*	141,000	2,272,920
Caesarstone, Ltd.	71,400	1,053,864
CAI International, Inc.	44,500	2,492,000
Chicago Rivet & Machine Co.	1,000	25,873
CIRCOR International, Inc.*	30,000	978,000
Civeo Corp.*	24,000	427,200
Commercial Vehicle Group, Inc.*	53,600	569,768

28	Annual Report | June 30, 2021

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Industrials (continued)
CompX International, Inc.	1,500	$31,155
Concrete Pumping Holdings, Inc.*	66,000	559,020
Cornerstone Building Brands, Inc.*	225,000	4,090,500
Costamare, Inc.	252,600	2,983,206
Covenant Logistics Group, Inc.*	24,250	501,490
DLH Holdings Corp.*	52,500	613,200
DXP Enterprises, Inc.*	25,000	832,500
Eastern Co. (The)+	12,404	376,213
Echo Global Logistics, Inc.*	39,000	1,198,860
EnPro Industries, Inc.	30,600	2,972,790
Fortress Transportation and Infrastructure Investors, LLC+	137,000	4,596,350
Genco Shipping & Trading, Ltd.	97,300	1,837,024
GMS, Inc.*	74,000	3,562,360
GP Strategies Corp.*	37,500	589,500
Granite Construction, Inc.+	21,000	872,130
Greenbrier Cos., Inc. (The)+	62,400	2,719,392
H&E Equipment Services, Inc.	42,000	1,397,340
Hawaiian Holdings, Inc.*	53,600	1,306,232
HC2 Holdings, Inc.*+	205,774	818,981
Heidrick & Struggles International, Inc.	35,000	1,559,250
Herc Holdings, Inc.*	44,000	4,931,080
Hub Group, Inc., Class A*	12,500	824,750
Hudson Technologies, Inc.*+	63,300	215,220
Huttig Building Products, Inc.*	21,900	126,582
Hyster-Yale Materials Handling, Inc.	30,000	2,189,400
Interface, Inc.	103,500	1,583,550
KAR Auction Services, Inc.*+	60,000	1,053,000
Kelly Services, Inc., Class A*	66,400	1,591,608
Knoll, Inc.	99,000	2,573,010
L B Foster Co., Class A*	29,600	551,744
Limbach Holdings, Inc.*	45,200	418,552
LSI Industries, Inc.	50,000	400,500
Lydall, Inc.*	30,000	1,815,600
Manitowoc Co., Inc. (The)*	54,300	1,330,350
Matthews International Corp., Class A	39,700	1,427,612

Industry Company	Shares	Value

Industrials (continued)
Maxar Technologies, Inc.	104,500	$4,171,640
Mesa Air Group, Inc.*	72,500	676,425
Miller Industries, Inc.	18,700	737,528
Mistras Group, Inc.*	50,000	491,500
MRC Global, Inc.*	103,900	976,660
MYR Group, Inc.*	30,700	2,791,244
Navios Maritime Holdings, Inc.*	40,000	365,200
NL Industries, Inc.	84,100	546,650
NN, Inc.*	70,000	514,500
Northwest Pipe Co.*	30,500	861,625
NOW, Inc.*	142,700	1,354,223
Orion Group Holdings, Inc.*	65,422	376,176
P&F Industries, Inc., Class A*	492	3,296
PAM Transportation Services, Inc.*	10,000	527,500
Pangaea Logistics Solutions, Ltd.+	82,300	413,146
Park-Ohio Holdings Corp.	26,500	851,710
Patriot Transportation Holding, Inc.	7,500	84,450
Performant Financial Corp.*+	100,000	375,000
Perma-Pipe International Holdings, Inc.*	15,000	99,900
Powell Industries, Inc.	20,000	619,000
Preformed Line Products Co.	4,600	341,320
Primoris Services Corp.	90,000	2,648,700
Quad/Graphics, Inc.*	20,300	84,245
Quanex Building Products Corp.	42,000	1,043,280
Quest Resource Holding Corp.*	15,000	95,250
RCM Technologies, Inc.*	22,000	90,640
Resources Connection, Inc.	20,000	287,200
REV Group, Inc.	127,500	2,000,475
Rush Enterprises, Inc., Class A	64,050	2,769,522
Rush Enterprises, Inc., Class B	19,050	726,567
Safe Bulkers, Inc.*	225,200	903,052
Steelcase, Inc., Class A	190,000	2,870,900
Sterling Construction Co., Inc.*	64,800	1,563,624
Team, Inc.*	31,500	211,050
Terex Corp.	80,000	3,809,600
Textainer Group Holdings, Ltd.*	125,400	4,234,758

bridgewayfunds.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)
Industrials (continued)
Titan International, Inc.*	67,900	$575,792
Titan Machinery, Inc.*	57,000	1,763,580
TrueBlue, Inc.*	60,250	1,693,628
Tutor Perini Corp.*	97,200	1,346,220
Ultralife Corp.*+	30,000	251,400
Universal Logistics Holdings, Inc.	40,100	934,330
US Xpress Enterprises, Inc., Class A*	130,000	1,118,000
USA Truck, Inc.*	23,200	372,824
Veritiv Corp.*	28,900	1,775,038
Volt Information Sciences, Inc.*	14,200	64,894
VSE Corp.	11,560	572,336
Wabash National Corp.	85,500	1,368,000
WESCO International, Inc.*	66,000	6,786,120
Willis Lease Finance Corp.*	17,634	755,793

		150,138,908

Information Technology - 5.07%
Alpha & Omega Semiconductor, Ltd.*	36,905	1,121,543
AstroNova, Inc.*	15,241	212,155
Avaya Holdings Corp.*	135,300	3,639,570
Aviat Networks, Inc.*	27,600	904,452
Bel Fuse, Inc., Class B	19,813	285,307
Benchmark Electronics, Inc.	70,100	1,995,046
BM Technologies,Inc., Restricted*#^^	7,540	93,798
Communications Systems, Inc.+	15,000	107,700
Computer Task Group, Inc.*	25,000	241,750
Comtech Telecommunications Corp.	55,985	1,352,597
Conduent, Inc.*	371,200	2,784,000
Daktronics, Inc.*	55,000	362,450
Eastman Kodak Co.*+	55,000	457,600
Ebix, Inc.	41,600	1,410,240
Franklin Wireless Corp.*	28,000	256,760
Information Services Group, Inc.	63,600	372,060
Innodata, Inc.*+	43,000	301,000
Kimball Electronics, Inc.*	51,100	1,110,914
Methode Electronics, Inc.	40,000	1,968,400
NETGEAR, Inc.*+	30,000	1,149,600
NetScout Systems, Inc.*	111,500	3,182,210

Industry Company	Shares	Value

Information Technology (continued)
NetSol Technologies, Inc.*+	35,100	$165,321
Photronics, Inc.*	118,670	1,567,631
Ribbon Communications, Inc.*	45,000	342,450
Sanmina Corp.*	105,400	4,106,384
ScanSource, Inc.*	47,900	1,347,427
SigmaTron International, Inc.*+	4,115	20,616
StarTek, Inc.*	124,500	887,685
Steel Connect, Inc.*	57,645	115,290
Super Micro Computer, Inc.*	93,000	3,271,740
Support.com, Inc.*+	45,000	173,700
Trio-Tech International*	13,000	65,390
TSR, Inc.*	1,385	13,296
TTM Technologies, Inc.*	194,902	2,787,099
VirnetX Holding Corp.*+	120,000	512,400
Wayside Technology Group, Inc.	15,700	393,128
WidePoint Corp.*+	11,000	79,860
Xperi Holding Corp.	183,000	4,069,920

		43,228,489

Materials - 7.03%
Advanced Emissions Solutions, Inc.*+	20,000	148,200
AdvanSix, Inc.*	55,400	1,654,244
AgroFresh Solutions, Inc.*+	63,900	132,912
Allegheny Technologies, Inc.*	100,000	2,085,000
Alpha Metallurgical Resources, Inc.*	6,200	158,906
American Vanguard Corp.	45,000	787,950
Ampco-Pittsburgh Corp.*+	41,200	250,084
Caledonia Mining Corp. PLC+	7,000	84,700
Carpenter Technology Corp.	68,000	2,734,960
Century Aluminum Co.*	150,000	1,933,500
Clearwater Paper Corp.*	25,100	727,147
Core Molding Technologies, Inc.*	17,000	262,310
Domtar Corp.*	88,800	4,880,448
Friedman Industries, Inc.	32,900	440,860
FutureFuel Corp.	87,000	835,200
Glatfelter Corp.	82,000	1,145,540
Greif, Inc., Class A	15,000	908,250
Haynes International, Inc.	20,000	707,600
Intrepid Potash, Inc.*	10,500	334,530

30	Annual Report | June 30, 2021

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Industry Company	Shares	Value
Common Stocks (continued)

Materials (continued)
Kaiser Aluminum Corp.	23,900	$2,951,411
Koppers Holdings, Inc.*	51,000	1,649,850
Kraton Corp.*	59,277	1,914,054
Mercer International, Inc.	104,950	1,338,113
Minerals Technologies, Inc.	34,500	2,714,115
Olympic Steel, Inc.	18,500	543,715
PQ Group Holdings, Inc.	205,850	3,161,856
Ramaco Resources, Inc.*	79,900	439,450
Rayonier Advanced Materials, Inc.*	110,000	735,900
Resolute Forest Products, Inc.	128,000	1,561,600
Ryerson Holding Corp.*	105,700	1,543,220
Schnitzer Steel Industries, Inc., Class A	57,300	2,810,565
SunCoke Energy, Inc.	150,000	1,071,000
Synalloy Corp.*	5,473	54,675
TimkenSteel Corp.*	70,500	997,575
Trecora Resources*	45,002	374,417
Tredegar Corp.	47,600	655,452
Tronox Holdings PLC, Class A	235,000	5,264,000
United States Steel Corp.+	200,000	4,800,000
Universal Stainless & Alloy Products, Inc.*	15,250	153,567
US Concrete, Inc.*	23,700	1,749,060
Valhi, Inc.	30,000	729,900
Verso Corp., Class A	73,000	1,292,100
Warrior Met Coal, Inc.	76,000	1,307,200

		60,025,136

Real Estate - 1.11%
BBX Capital, Inc.*	38,604	309,604
Forestar Group, Inc.*	1	21
Newmark Group, Inc., Class A	302,000	3,627,020
RE/MAX Holdings, Inc., Class A	20,000	666,600
Realogy Holdings Corp.*+	227,818	4,150,844
RMR Group, Inc. (The), Class A	18,000	695,520

		9,449,609

TOTAL COMMON STOCKS - 99.64%		850,186,565

(Cost $485,287,704)

Industry Company		Shares	Value

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+		529	$12,961

TOTAL PREFERRED STOCK - 0.00%			12,961

(Cost $11,003)

RIGHTS - 0.00%
Newstar Financial, Inc., CVR*Δ#		105,100	–
ZAGG, Inc., CVR*Δ		30,000	9,000

TOTAL RIGHTS - 0.00%			9,000

(Cost $8,950)

WARRANTS - 0.01%
Air T Funding, expiring 08/30/21*		27,864	3,622
Eagle Bulk Shipping, Inc., expiring 10/15/21*		8,501	850
Nabors Industries, Ltd., expiring 06/11/26*		5,200	52,000

TOTAL WARRANTS - 0.01%			56,472

(Cost $73,557)
Rate^		Shares	Value

MONEY MARKET FUND - 0.16%
Fidelity Investments Money Market Government Portfolio Class I	0.01%	1,338,228	1,338,228

TOTAL MONEY MARKET FUND - 0.16%			1,338,228

(Cost $1,338,228)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.20%
Fidelity Investments Money Market Government Portfolio Class I**	0.01%		18,801,338

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.20%			18,801,338

(Cost $18,801,338)

TOTAL INVESTMENTS - 102.01%			$870,404,564
(Cost $505,520,780)
Liabilities in Excess of Other Assets - (2.01%)			(17,156,182)

NET ASSETS - 100.00%			$853,248,382

bridgewayfunds.com	31

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2021.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of June 30, 2021.
^^	Security subject to restrictions on resale, see additional information below.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at June 30, 2021. Total loaned securities had a value of $77,910,481, which included loaned securities with a value of $127,872 that have been sold and are pending settlement as of June 30, 2021. The total market value of loaned securities excluding these pending sales is $77,782,609. See Note 2 for disclosure of cash and non-cash collateral.

#	Illiquid security as determined under procedures approved by the Board of Directors. The aggregate value of illiquid securities is $93,798, which is 0.01% of total net assets.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

Security subject to restrictions on resale, market value information is as of June 30, 2021.

Shares	Issuer	Acquisition Date	Cost	Market Value	Market Value Per Unit
7,540	BM Technologies, Inc.	12/17/20	$94,250	$93,798	$12.44

Summary of inputs used to value the Fund’s investments as of 6/30/2021:

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Information Technology	$43,134,691	$93,798	$–	$43,228,489
Other Industries (a)	806,958,076	–	–	806,958,076

Total Common Stocks	850,092,767	93,798	–	850,186,565
Preferred Stock	12,961	–	–	12,961
Rights	–	–	9,000	9,000
Warrants	56,472	–	–	56,472
Money Market Fund	–	1,338,228	–	1,338,228
Investments Purchased With Cash Proceeds From Securities Lending	–	18,801,338	–	18,801,338

TOTAL	$850,162,200	$20,233,364	$9,000	$870,404,564

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

32	Annual Report | June 30, 2021

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2021

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

Rights

Balance as of 06/30/2020	$5,255
Purchases	–
Sales	–
Return of Capital	–
Realized Gain/(Loss)	–
Change in unrealized Appreciation/(Depreciation)	(5,255)
Transfers in	9,000
Transfers out	–

Balance as of 06/30/2021	$9,000

Net change in unrealized Appreciation/(Depreciation) from investments held as of 06/30/2021	$(5,255)

See Notes to Financial Statements.

bridgewayfunds.com	33

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021

ASSETS	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

Investments at value	$1,297,365,693	$870,404,564

Cash	162,543	81,750

Receivables:

Portfolio securities sold	4,207,592	1,731,587

Fund shares sold	574,604	472,156

Dividends and interest	783,255	452,134

Prepaid expenses	96,983	73,222

Total assets	1,303,190,670	873,215,413

LIABILITIES
Payables:

Portfolio securities purchased	1,077,113	269,413

Fund shares redeemed	1,675,324	519,493

Payable upon return of securities loaned	28,795,601	18,801,338

Accrued Liabilities:

Investment advisory fees	270,703	149,541

Administration fees	6,243	3,891

Directors’ fees	4,599	2,801

Other	325,947	220,554

Total liabilities	32,155,530	19,967,031

NET ASSETS	$1,271,035,140	$853,248,382

NET ASSETS REPRESENT

Paid-in capital	$728,497,176	$529,702,723

Distributable earnings	542,537,964	323,545,659

NET ASSETS	$1,271,035,140	$853,248,382

Shares of common stock outstanding of $.001 par value*	57,694,655	40,854,164

Net asset value, offering price and redemption price per share	$22.03	$20.89

Total investments at cost	$755,663,667	$505,520,780

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

34	Annual Report | June 30, 2021

STATEMENTS OF OPERATIONS

Year Ended June 30, 2021

	Omni Small-Cap Value	Omni Tax- Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$17,724,736	$10,166,512

Less: foreign taxes withheld	(40,858)	(22,447)

Interest	210	309

Securities lending	1,441,007	547,053

Total Investment Income	19,125,095	10,691,427

EXPENSES

Investment advisory fees	5,423,410	3,237,063

Administration fees	80,390	47,246

Accounting fees	196,162	140,559

Transfer agent fees	13,045	11,812

Professional fees	187,709	106,234

Custody fees	29,208	18,044

Blue sky fees	107,108	96,730

Directors’ and officers’ fees	131,429	76,481

Shareholder servicing fees	924,774	568,875

Reports to shareholders	55,840	33,090

Insurance expenses	90,657	43,284

Miscellaneous expenses	105,327	57,439

Total Expenses	7,345,059	4,436,857

Less investment advisory fees waived	(2,247,076)	(1,394,010)

Net Expenses	5,097,983	3,042,847

NET INVESTMENT INCOME	14,027,112	7,648,580

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized Gain on:

Investments	59,525,913	15,943,911

Change in Unrealized Appreciation (Depreciation) on:

Investments	653,474,533	397,077,637

Net Realized and Unrealized Gain on Investments	713,000,446	413,021,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$727,027,558	$420,670,128

See Notes to Financial Statements.

bridgewayfunds.com	35

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,		Year Ended June 30,

	2021	2020	2021	2020

OPERATIONS

Net investment income	$14,027,112	$13,237,408	$7,648,580	$7,733,855
Net realized gain (loss) on investments	59,525,913	(72,576,094)	15,943,911	(64,789,627)
Net change in unrealized appreciation (depreciation) on investments	653,474,533	(156,921,036)	397,077,637	(86,311,728)
Net increase (decrease) in net assets resulting from operations	727,027,558	(216,259,722)	420,670,128	(143,367,500)

DISTRIBUTIONS:
From net investment income and net realized gains	(13,173,150)	(10,234,482)	(7,115,050)	(3,169,046)
Net decrease in net assets from distributions	(13,173,150)	(10,234,482)	(7,115,050)	(3,169,046)

SHARE TRANSACTIONS:
Proceeds from sale of shares	177,110,743	656,241,925	153,412,885	589,876,334
Reinvestment of distributions	13,158,550	10,232,320	7,079,248	3,155,635
Cost of shares redeemed	(461,568,222)	(600,515,726)	(148,313,588)	(627,348,686)
Net increase (decrease) in net assets resulting from share transactions	(271,298,929)	65,958,519	12,178,545	(34,316,717)
Net increase (decrease) in net assets	442,555,479	(160,535,685)	425,733,623	(180,853,263)

NET ASSETS:
Beginning of year	828,479,661	989,015,346	427,514,759	608,368,022
End of year	$1,271,035,140	$828,479,661	$853,248,382	$427,514,759

SHARES ISSUED & REDEEMED
Issued	11,808,613	58,034,527	10,741,354	54,155,404
Distributions reinvested	838,658	651,325	475,117	205,713
Redeemed	(27,346,276)	(52,375,628)	(9,519,216)	(57,357,136)
Net increase (decrease) in shares	(14,699,005)	6,310,224	1,697,255	(2,996,019)
Outstanding at beginning of year	72,393,660	66,083,436	39,156,909	42,152,928
Outstanding at end of year	57,694,655	72,393,660	40,854,164	39,156,909

See Notes to Financial Statements.

36	Annual Report | June 30, 2021

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30

	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$11.44	$14.97	$19.83	$18.14	$14.66

Income from Investment Operations:
Net Investment Income(a)	0.21	0.19	0.20	0.17	0.17
Net Realized and Unrealized Gain (Loss)	10.57	(3.56)	(3.61)	2.77	3.48

Total from Investment Operations	10.78	(3.37)	(3.41)	2.94	3.65

Less Distributions to Shareholders from:
Net Investment Income	(0.19)	(0.08)	(0.17)	(0.16)	(0.17)
Net Realized Gain	–	(0.08)	(1.28)	(1.09)	–

Total Distributions	(0.19)	(0.16)	(1.45)	(1.25)	(0.17)

Net Asset Value, End of Year	$22.03	$11.44	$14.97	$19.83	$18.14

Total Return(b)	94.92%	(22.82%)	(16.82%)	16.75%	24.83%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$1,271,035	$828,480	$989,015	$913,198	$710,357
Expenses Before Waivers and Reimbursements	0.68%	0.72%	0.70%	0.70%	0.71%
Expenses After Waivers and Reimbursements	0.47%	0.54%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.29%	1.46%	1.21%	0.88%	1.00%
Portfolio Turnover Rate	21%	43%	29%	24%	23%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

bridgewayfunds.com	37

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30

	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$10.92	$14.43	$19.10	$17.39	$14.04

Income from Investment Operations:
Net Investment Income(a)	0.19	0.19	0.20	0.16	0.17
Net Realized and Unrealized Gain (Loss)	9.95	(3.63)	(3.42)	2.61	3.32

Total from Investment Operations	10.14	(3.44)	(3.22)	2.77	3.49

Less Distributions to Shareholders from:
Net Investment Income	(0.17)	(0.07)	(0.20)	(0.23)	(0.14)
Net Realized Gain	–	–	(1.25)	(0.83)	–

Total Distributions	(0.17)	(0.07)	(1.45)	(1.06)	(0.14)

Net Asset Value, End of Year	$20.89	$10.92	$14.43	$19.10	$17.39

Total Return(b)	93.49%	(23.98%)	(16.49%)	16.48%	24.83%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$853,248	$427,515	$608,368	$805,188	$643,215
Expenses Before Waivers and Reimbursements	0.69%	0.74%(c)	0.72%	0.70%	0.71%
Expenses After Waivers and Reimbursements	0.47%	0.55%(c)	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.18%	1.40%	1.18%	0.89%	1.04%
Portfolio Turnover Rate	26%	63%	42%	27%	23%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.
(c)	Includes interest expense of 0.01%.

See Notes to Financial Statements.

38	Annual Report | June 30, 2021

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

1. Organization

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of June 30, 2021 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip, and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2021, 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Aggressive Investors 1, Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, LLC (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

Following is a summary of significant accounting policies that are followed in the preparation of the financial statements of the Funds. They are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation  Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical assets

bridgewayfunds.com	39

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain US Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value, and, therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2021 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending  Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting

40	Annual Report | June 30, 2021

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Funds or the borrower at any time.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of June 30, 2021:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Omni Small-Cap Value
Securities lending	$28,795,601	$–	$28,795,601	$–	$28,795,601	$–
Omni Tax-Managed Small-Cap Value
Securities lending	$18,801,338	–	$18,801,338	–	$18,801,338	–

[1]	Securities loaned with a value of $354,618 and $127,872 in Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value have been sold and are pending settlement on June 30, 2021, respectively.

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan
Omni Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 6.88%	07/13/21- 02/15/51	$101,819,692	$28,795,601	$130,615,293	$128,845,727
Omni Tax-Managed Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 7.50%	07/13/21- 02/15/51	$60,282,830	$18,801,338	$79,084,168	$77,910,481

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2021, the collateral consisted of an institutional government money market fund and US Government Obligations.

Use of Estimates in Financial Statements   In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

bridgewayfunds.com	41

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Concentrations of Credit Risk   The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Sector Concentration Risk   Companies with similar characteristics may be grouped together in broad categories called sectors. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. A certain sector may underperform other sectors or the market as a whole. As more assets are held in a specific sector, a Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks and Uncertainties   The Funds provide for various investment options, including stocks. Such investments are exposed to risks, such as interest rate, market, and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in health-care service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. In addition, stock prices as well as yield could be negatively impacted to the extent that issuers of equity securities cancel or announce the suspension of dividends or share buybacks. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

Security Transactions, Investment Income and Expenses   Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Income from the securities lending program is recorded when earned from the securities lending agent and reflected in the Statements of Operations under “Securities lending.”

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders   The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December, and are recorded on the ex-date.

Indemnification   Under the Company’s organizational documents, the Funds’ officers, directors, employees, and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

42	Annual Report | June 30, 2021

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has contractually agreed to waive its management fees and/or reimburse expenses of the Funds to ensure the total annual fund operating expenses do not exceed 0.60% of the Funds’ average net assets. Any material change to this contractual expense limitation would require a vote by shareholders of the applicable Fund. Effective January 1, 2020, the Adviser voluntarily agreed to waive its management fees and/or reimburse expenses in an additional amount such that the net fiscal year expense ratio for each Fund does not exceed 0.47%. Fees waived for the year ended June 30, 2021 were as follows:

Bridgeway Fund	Voluntary Expense Limitation	Total Waivers for Year Ended 06/30/21

Omni Small-Cap Value*	0.47%	$2,247,076
Omni Tax-Managed Small-Cap Value*	0.47%	1,394,010

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser to meet the 0.60% contractual expense limitation provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $937,974, $1,616,563, and $2,247,076, which expire no later than June 30, 2022, June 30, 2023, and June 30, 2024, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $826,118, $1,060,994, and $1,394,010, which expire no later than June 30, 2022, June 30, 2023, and June 30, 2024, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2021 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$8,962,699	$30,081,854
Omni Tax-Managed Small-Cap Value	19,629,073	10,148,380

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2021 for its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $209,000, payable in equal monthly installments. Effective July 1, 2021 the Adviser will be paid an annual aggregate fee of $150,000, payable in equal monthly installments. During the year ended June 30, 2021, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $80,390 and $47,246, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are

bridgewayfunds.com	43

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

paid $12,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended June 30, 2021 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$–	$225,925,120	$–	$496,187,978
Omni Tax-Managed Small-Cap Value	–	180,528,149	–	167,202,888

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2021, were as follows:

	Omni Small-Cap Value	Omni Tax- Managed Small- Cap Value
Gross appreciation (excess of value over tax cost)	$554,883,583	$371,738,537
Gross depreciation (excess of tax cost over value)	(13,346,509)	(6,956,516)
Net unrealized appreciation	$541,537,074	$364,782,021
Cost of investments for income tax purposes	$755,828,619	$505,622,543

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships, and passive foreign investment companies (PFICs).

Classifications of Distributions   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

44	Annual Report | June 30, 2021

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2021 and June 30, 2020, respectively, are as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Distributions paid from:
Ordinary Income	$13,173,150	$5,306,458	$7,115,050	$3,169,046
Long-Term Capital Gain	–	4,928,024	–	–
Total	$13,173,150	$10,234,482	$7,115,050	$3,169,046

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2021, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-term	Total
Omni Small-Cap Value	$13,117,348	$–	$13,117,348
Omni Tax-Managed Small-Cap Value	48,973,864	–	48,973,864

Components of Accumulated Earnings As of June 30, 2021, the components of accumulated deficit on a tax basis were:

	Omni Small-Cap Value	Omni Tax- Managed Small- Cap Value
Accumulated Net Investment Income	$14,118,238	$7,737,502
Capital Loss Carryovers	(13,117,348)	(48,973,864)
Accumulated Net Realized Gain on Investments	–	–
Qualified Late Year Deferred Losses	–	–
Net Unrealized Appreciation of Investments	541,537,074	364,782,021
Total	$542,537,964	$323,545,659

For the fiscal year June 30, 2021, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni	Omni Tax-Managed
	Small-Cap Value	Small-Cap Value
Paid-In Capital	$1,094	$(95)
Accumulated Earnings	(1,094)	95

The differences between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

bridgewayfunds.com	45

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless canceled earlier, the Facility shall be held available until September 10, 2021. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.10% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2021, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.38%	$2,526,142	176	$17,031	$11,664,000
Omni Tax-Managed Small-Cap Value	1.37%	1,138,500	60	2,604	4,754,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

For the year ended June 30, 2021, Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value had no outstanding loan amounts.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46	Annual Report | June 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2021

To the Board of Directors of Bridgeway Funds, Inc. and the Shareholders of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 26, 2021

bridgewayfunds.com	47

OTHER INFORMATION

June 30, 2021 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2021. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Corporate Dividends Received Deduction	71.99%	88.88%
Qualified Dividend Income	73.65%	90.07%
Qualified Interest Related Dividends	0.19%	0.41%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	0.00%

During the fiscal year ended June 30, 2021, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$13,173,150	$7,115,050
Equalization Debits Included in Ordinary Income Distributions	1,121	–
Long-Term Capital Gain Distributions	–	–
Equalization Debits Included in Long-Term Capital Gain Distributions	–	–

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2021 are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit

48	Annual Report | June 30, 2021 (Unaudited)

OTHER INFORMATION (continued)

June 30, 2021 (Unaudited)

are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Liquidity Risk Management Program Review

The Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Each series (the “Funds”) of Bridgeway Funds, Inc. (the “Company”) has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Company’s Board of Directors (the “Board”) has designated the Liquidity Risk Management Committee (“LRMC”) of Bridgeway Capital Management, LLC, the investment adviser to the Funds, as the Program Administrator for each Fund. As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio investments into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid investments that are assets (“Illiquid Assets”). The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid Assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls (i.e., instances when the percentage of a Fund’s net assets in Highly Liquid investments is below the Fund’s current HLIM), including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the LRMC considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements or other funding sources. Classification of the Fund’s portfolio investments into one of the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not currently required to establish an HLIM.

At a meeting of the Company’s Board of Directors held on February 11, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy, and effectiveness of its implementation for the annual period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). In its report to the Board, the Program Administrator concluded that the Program is reasonably designed to comply with the Liquidity Rule to assess and manage liquidity risk of each Fund, was implemented adequately and effectively and operated for each Fund during the Reporting Period and each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund.

There can be no assurance that in the future the Program will achieve its objectives of reducing the risk that the Funds will be unable to meet their redemption obligations and mitigating the dilution of the interests of Fund shareholders. Please refer to the Funds’ Statement of Additional Information for more information regarding the Funds’ exposure to liquidity risk and other risks to which the Funds may be subject.

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OTHER INFORMATION (continued)

June 30, 2021 (Unaudited)

5. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, LLC (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 13, 2021, the Board, including a majority of the Independent Directors, met (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and together, the “Funds”). The Meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

•

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge, an independent provider of investment company data;

•	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

•	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

•	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

•	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

•	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

50	Annual Report | June 30, 2021 (Unaudited)

OTHER INFORMATION (continued)

June 30, 2021 (Unaudited)

In considering the information and materials described above, the Independent Directors met with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for both Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

•

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies, and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

•	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

•	the Adviser’s risk assessment and management process;

•	the Adviser’s representation that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers; and

•	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds. The Directors also took into account information they had received from the Adviser throughout the year concerning the impact of the COVID-19 pandemic on, among other things, the Adviser’s operations, financial condition and assets under management.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

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OTHER INFORMATION (continued)

June 30, 2021 (Unaudited)

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent six-month, one-year, three-year and five-year periods ended December 31, 2020 as well as Fund performance compared with its benchmark for one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable. The Board considered the Adviser’s representation that the differences in the performance of other small cap accounts and Fund performance were expected by the Adviser given differences in investment strategy and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and investment performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”), although only one of the Funds has a ten-year performance period. With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2020 provided by the Adviser and from Broadridge:

•

With regard to the Omni Tax-Managed Small-Cap Value Fund, the Fund’s performance for the one-year, three-year and five-year periods was in the fifth quintile relative to its Peer Group, and in the fourth quintile for the ten-year period. The Fund underperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group and that the Fund’s performance was generally in line with its design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Omni Small-Cap Value Fund, the Fund’s performance for the one-year and five-year periods was in the fourth quintile relative to its Peer Group and in the fifth quintile for the three-year period. The Fund underperformed its primary benchmark over the one-year, three-year, five-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group and that the Fund’s performance was generally in line with its design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in each case, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds and other small-cap funds advised by the Adviser, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

52	Annual Report | June 30, 2021 (Unaudited)

OTHER INFORMATION (continued)

June 30, 2021 (Unaudited)

The Board also considered the fees charged to other investment company and non-investment company clients of the Adviser, as well as the Adviser’s representation that the Adviser did not manage other clients comparable to these Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses.

With respect to the Funds, the Board considered that each Fund’s contractual management fee, actual management fee and actual total expense ratio were in the first quintile of its applicable Peer Group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each Fund to ensure that total expense levels do not increase above certain asset percentage levels. The Board also took into account that the Adviser had begun voluntarily reducing the expense limitations for both Funds effective on January 1, 2020.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2017, December 31, 2018, December 31, 2019 and December 31, 2020. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating certain other funds in the complex at a loss but that the Adviser had the resources necessary to continue providing the same level of services to the Funds. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, for each Fund, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to

bridgewayfunds.com	53

OTHER INFORMATION (continued)

June 30, 2021 (Unaudited)

each Fund was appropriate at this time. The Board considered the Adviser’s explanation that although neither Fund has fee breakpoints in its management fee schedules, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefit of research services provided by broker-dealers. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

54	Annual Report | June 30, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

June 30, 2021 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you under-stand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2021 and held until June 30, 2021.

Actual Expenses.   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/21	Ending Account Value at 6/30/21	Expense Ratio	Expenses Paid During Period* 1/1/21 - 6/30/21

Bridgeway Omni Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,397.85	0.47%	$2.79
Hypothetical Fund Return	$1,000.00	$1,022.46	0.47%	$2.36

Bridgeway Omni Tax-Managed Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,392.67	0.47%	$2.79
Hypothetical Fund Return	$1,000.00	$1,022.46	0.47%	$2.36

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

bridgewayfunds.com	55

DIRECTORS & OFFICERS

June 30, 2021 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 66	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 58	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013.	Nine	Calvert Funds (39 Portfolios)

Evan Harrel Age 60	Director	Term: 1 Year Length: 2006 to Present.	Chief Operating Officer, Center for Compassionate Leadership since January 2020; Independent Consultant, 2016 to January 2020.	Nine	None

56	Annual Report | June 30, 2021 (Unaudited)

DIRECTORS & OFFICERS (continued)

June 30, 2021 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 65	Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, LLC, since 2010; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Nine	None

bridgewayfunds.com	57

DIRECTORS & OFFICERS (continued)

June 30, 2021 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 63	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, LLC, since 2000.	N/A	None

Deborah L. Hanna Age 56	Treasurer, Chief Compliance Officer and Secretary	Term: 1 Year Length: Treasurer and Chief Compliance Officer April 2020 to Present. Secretary 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 66	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, LLC, since 2010.	N/A	None

Tammira Philippe Age 47	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, LLC, since March 2016. .	N/A	None

*	Independent Chairman
[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.
[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, LLC, and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 800-661-3550.

58	Annual Report | June 30, 2021 (Unaudited)

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bridgewayfunds.com	59

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at ww.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@ sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been non-substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

The Bridgeway Funds, Inc. Principal Executive and Financial Officers Code of Ethics was amended on February 11, 2021 to make minor clarifications. The amended Code of Ethics is filed as an Exhibit to Item 13(a)(1).

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $216,400 for the fiscal year ended June 30, 2021 and $216,400 for the fiscal year ended June 30, 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2021 and $0 for the fiscal year ended June 30, 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,700 for the fiscal year ended June 30, 2021 and $20,700 for the fiscal year ended June 30, 2020. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2021 and $0 for the fiscal year ended June 30, 2020.

(e) (1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)       The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2021 and $0 for the fiscal year ended June 30, 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date September 3, 2021

By (Signature and Title)*	/s/ Deborah L. Hanna Deborah L. Hanna, Treasurer and Principal Financial Officer (principal financial officer)

Date September 3, 2021

* Print the name and title of each signing officer under his or her signature.